---------------

    GALAXY
    ------
     FUNDS
     -----

--------------------------------------------------------------------------------




                               [Graphic Omitted]




--------------------------------------------------------------------------------
   EQUITY FUNDS REPORT
--------------------------------------------------------------------------------

  ASSET ALLOCATION FUND . EQUITY INCOME FUND . GROWTH AND INCOME FUND . EQUITY VALUE FUND . EQUITY GROWTH FUND . SMALL CAP VALUE FUND .
  SMALL COMPANY EQUITY FUND . INTERNATIONAL EQUITY FUND


----------------------
  SEMI-ANNUAL
  REPORT

  FOR THE SIX MONTHS
  ENDED APRIL 30, 1997
----------------------

----------
CHAIRMAN'S
 MESSAGE
----------

Dear Shareholder:
      Stock prices showed solid improvement in the last six months. Ongoing uncertainty about the economy, inflation and interest rates kept prices somewhat volatile, however. This uncertainty also caused fluctuations in bond prices. While such changes are typical of most market cycles, and were relatively average by historical standards, mutual fund shareholders who found this volatility unsettling might keep two time-tested investment strategies in mind -- diversification and dollar cost averaging.

      First, a well-diversified portfolio of stock, bond and money market instruments can help reduce market risk over time and smooth out your returns. Because individual asset classes often respond differently to the same economic conditions, using several classes improves the chance that you will usually have some investments that perform well. A regular review of your portfolio with your financial professional can keep your investments properly diversified for your long-term goals and tolerance for risk.

      A second strategy, known as "dollar cost averaging" can also help to stabilize your returns. This strategy, in which you invest the same amount of money in mutual funds each month, helps you buy more shares when their prices are low and fewer shares when their prices are high. Although dollar cost averaging can't guarantee you a profit, or protect against a loss, it can minimize the effect of market fluctuations for long-term investors.*

      The Galaxy Automatic Investment Program offers a simple way to take advantage of dollar cost averaging. Under the program, you can bypass the normal $2,500 minimum initial fund investment by putting $50 into a fund each month. Your investment will be automatically deducted from your money market checking account or any bank or savings account.

      The enclosed report covers the performance of the Galaxy equity funds for the six months ended April 30, 1997. Inside you'll find a Market Overview, that describes the major economic and market trends during this period, as well as individual Portfolio Reviews, which discuss how Fleet Investment Advisors Inc. managed each of the funds to make the most of this environment.

      Should you have questions about this report, or want information on dollar cost averaging and the Galaxy Automatic Investment Program, please contact the Galaxy Service Center at 1- 800-628-0414.

      Sincerely,

  /s/ Dwight E.Vicks, Jr.

      Dwight E.Vicks, Jr.
      Chairman of the Board of Trustees

MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF FLEET BANK

O ARE NOT GUARANTEED BY FLEET BANK

O ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED

* Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment in securities regardless of price fluctuations, you should consider your financial ability to continue purchases through low price levels.

---------------
MARKET OVERVIEW
---------------

EQUITY MARKET OVERVIEW

"Stocks of larger companies enjoyed the
 strongest gains, while stocks of
 smaller firms tended to lag."

By Fleet Investment Advisors Inc.
      Stock prices improved strongly in the six months ended April 30, 1997, advancing to record highs. Prices gained on solid earnings growth, moderate inflation and strengthening demand for stocks against tighter supply. Stock prices fluctuated throughout the period and corrected sharply in March and April. These fluctuations occurred largely when the economy showed signs of strengthening and investors became worried about future inflation and higher interest rates.

      Stocks of larger companies enjoyed the strongest gains, while stocks of smaller firms tended to lag. This is typical in times of uncertainty, when investors tend to favor the greater liquidity and more dependable earnings of larger firms. As stock prices rose, and investors searched for pockets of value, they continued to move quickly between different industry sectors.

      By staying focused on stocks of high-quality companies with proven earnings, the Galaxy equity funds enjoyed solid returns during the period. These returns, in most instances, compared well with their market benchmarks and funds with similar investment objectives.

ECONOMY WATCH
      In November 1996, when the period began, inflation was about 3%, and interest rates were falling. The Commerce Department reported that the gross domestic product ("GDP") -- which measures U.S. goods and services -- had improved at an annualized rate of 2.1% in the third quarter of 1996, down from 4.7% in the second quarter. Investors were also encouraged by the results of federal elections that indicated new progress in balancing the federal budget.

      With continued growth in earnings and a positive balance of stock demand and supply, equities performed well in this environment. The strong flows of cash into stock mutual funds that had raised prices earlier in 1996 continued as the year drew to a close. While demand for stocks was growing, company stock repurchase programs and further mergers and acquisitions continued to shrink market supplies. Although prices dipped in December, they quickly recovered. At the end of 1996 the Dow Jones Industrial Average stood at 6448 -- up 7% from November 1.

Performance At-A-Glance

Average Annual Returns* as of April 30, 1997
Trust Shares

            ASSET ALLOCATION FUND Inception Date 12/30/91
Six Months* .............................................   7.71%
1 Year ..................................................  16.27%
3 Years .................................................  16.80%
5 Years .................................................  12.36%
Life of Fund ............................................  11.30%

             EQUITY INCOME FUND Inception Date 12/14/90
Six Months* .............................................  10.87%
1 Year ..................................................  18.45%
3 Years .................................................  19.59%
5 Years .................................................  14.05%
Life of Fund ............................................  14.58%

            GROWTH AND INCOME FUND Inception Date 12/14/92
Six Months* .............................................  12.70%
1 Year ..................................................  18.39%
3 Years .................................................  20.54%
Life of Fund ............................................  16.15%

               EQUITY VALUE FUND Inception Date 9/1/88
Six Months* .............................................   9.87%
1 Year ..................................................  19.09%
3 Years .................................................  19.78%
5 Years .................................................  14.99%
Life of Fund ............................................  13.84%

             EQUITY GROWTH FUND Inception Date 12/14/90
Six Months* .............................................  10.41%
1 Year ..................................................  18.50%
3 Years .................................................  21.06%
5 Years .................................................  14.39%
Life of Fund ............................................  15.59%

           SMALL CAP VALUE FUND Inception Date 12/14/92
Six Months* .............................................   5.10%
1 Year ..................................................  10.24%
3 Years .................................................  18.87%
Life of Fund ............................................  14.76%

         SMALL COMPANY EQUITY FUND Inception Date 12/30/91
Six Months* ............................................. -13.84%
1 Year .................................................. -15.35%
3 Years .................................................  14.33%
5 Years .................................................  16.15%
Life of Fund ............................................  11.62%

         INTERNATIONAL EQUITY FUND Inception Date 12/30/91
Six Months* .............................................   8.84%
1 Year ..................................................   6.26%
3 Years .................................................   8.15%
5 Years .................................................  10.32%
Life of Fund ............................................   9.38%

*Six months returns are unannualized total returns.

---------------
MARKET OVERVIEW
---------------

" In the final weeks of April, however,
 with inflation still moderate and new
 signs that the economy was cooling,
 investors became less concerned that
 another rate hike was imminent. Bond
 yields fell, and stock prices rose --
 pushing the Dow to 7009 by month's
 end."

      Stocks continued to rise in the first months of 1997, although they soon became more volatile. The Commerce Department reported that the rate of GDP growth for the fourth quarter of 1996 had accelerated to 4.7%. Although the Commerce Department later revised its fourth quarter estimate to 3.8%, and the inflation rate fell to 2.5%, investors worried that strong consumer demand and tight labor markets might rekindle inflation and stunt future growth. Throughout 1997's first quarter, investors waited for the Federal Reserve (the "Fed") to slow growth -- and what Fed Chairman Alan Greenspan called an "irrational exuberance" in stock prices -- by raising short-term interest rates. At the end of March, the Fed fulfilled these expectations and boosted its Fed Funds rate by 25 basis points.

      As the anticipation of further rate hikes pushed bond yields higher, stock prices fell sharply -- with the Dow losing nearly 10% in value. In the final weeks of April, however, with inflation still moderate and new signs that the economy was cooling, investors became less concerned that another rate hike was imminent. Bond yields fell, and stock prices rose -- pushing the Dow to 7009 by month's end.

      Overseas, stock markets were mixed for the period. Many markets advanced strongly -- in response to the rally in U.S. stocks and earlier declines in foreign interest rates. European markets were the top performers over this time. Stock prices retreated in Japan, however, over concerns about the nation's economic recovery and financial structure. Other Asian markets, whose economies are closely tied to Japan, also underperformed.

ATTENTION TO VALUE AND EARNINGS
      As U.S. stock prices rose, investors gave increasing attention to shares that offered reliable earnings and good value. These trends were particularly evident in the small-company sector. Because larger companies have proven earnings records and often dominate their markets, future growth in their earnings tends to be more predictable than the earnings growth of smaller firms.

Performance At-A-Glance

Average Annual Returns* as of April 30, 1997
Retail A Shares

            ASSET ALLOCATION FUND Inception Date 12/30/91
Six Months* .............................................   3.62%
1 Year ..................................................  11.76%
3 Years .................................................  15.12%
5 Years .................................................  11.39%
Life of Fund ............................................  10.39%

             EQUITY INCOME FUND Inception Date 12/14/90
Six Months* .............................................   6.53%
1 Year ..................................................  13.58%
3 Years .................................................  17.58%
5 Years .................................................  12.91%
Life of Fund ............................................  13.67%

             GROWTH AND INCOME FUND Inception Date 2/12/93
Six Months* .............................................   8.40%
1 Year ..................................................  13.74%
3 Years .................................................  18.66%
Life of Fund ............................................  15.46%

               EQUITY VALUE FUND Inception Date 9/1/88
Six Months* .............................................   5.57%
1 Year ..................................................  14.22%
3 Years .................................................  17.83%
5 Years .................................................  13.86%
Life of Fund ............................................  13.19%

             EQUITY GROWTH FUND Inception Date 12/14/90
Six Months* .............................................   6.07%
1 Year ..................................................  13.60%
3 Years .................................................  19.09%
5 Years .................................................  13.27%
Life of Fund ............................................  14.70%

            SMALL CAP VALUE FUND Inception Date 2/12/93
Six Months* .............................................   1.05%
1 Year ..................................................   5.82%
3 Years .................................................  17.06%
Life of Fund ............................................  14.08%

         SMALL COMPANY EQUITY FUND Inception Date 12/30/91
Six Months* ............................................. -17.31%
1 Year .................................................. -18.91%
3 Years .................................................  12.33%
5 Years .................................................  14.93%
Life of Fund ............................................  10.51%

         INTERNATIONAL EQUITY FUND Inception Date 12/30/91
Six Months* .............................................   4.36%
1 Year ..................................................   1.55%
3 Years .................................................   6.22%
5 Years .................................................   9.14%
Life of Fund ............................................   8.27%

 *Six months returns are unannualized total returns.
**Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

---------------
MARKET OVERVIEW
---------------

"During this period, we emphasized
 companies with good earnings
 visibility. This led us to focus on
 leading companies in industries with
 solid earnings prospects -- such as
 technology, health care, finance and
 energy. "

      Uncertain about where the economy was headed, investors thus favored larger companies over smaller ones during the period. Within the small-cap sector, however, stocks whose prices were particularly attractive compared to prospective earnings fared better than stocks that were more fully valued.

      During this period, we emphasized companies with good earnings visibility. This led us to focus on leading companies in industries with solid earnings prospects -- such as technology, health care, finance and energy. We also stressed shares whose prices represented reasonable or above-average value. As the prices for individual issues met or exceeded our expectations, we sold those stocks and purchased others with better value and appreciation potential.

SLOWER GROWTH, STABLE INFLATION
      While the economy may vacillate between periods of excessive strength and weakness, Fleet Investment Advisors Inc. believes that growth will moderate to below 3% in the second half of 1997 -- as higher interest rates, the strong U.S. dollar and an aging business cycle take their toll. A 5.6% GDP growth rate reported by the Commerce Department for the first quarter of 1997 may still indicate increased economic strength that would cause the Fed to raise interest rates modestly. As slower growth takes hold, however, inflation should remain moderate and interest rates could stabilize and even decline.

      The combination of high valuations and economic uncertainty may cause further stock market weakness in coming months -- especially if slower growth brings earnings disappointments. Some of the Galaxy equity funds may maintain cash reserves on hand to make the most of new investment opportunities that such a weakness might bring. In the meantime, we will continue to focus on companies with demonstrated earnings strength and attractive valuations.

PERFORMANCE AT-A-GLANCE

Average Annual Returns* as of April 30, 1997
Retail B Shares**

                             ASSET ALLOCATION FUND
                             Inception Date 3/4/96

Six month returns before contingent deferred sales
  charge deducted. ...................................................     7.32%
Six month returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period. .......................     2.32%
One year returns before contingent deferred sales charge deducted. ...    15.51%
One year returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    10.51%
Life of fund returns before contingent deferred sales charge deducted. 13.36% Life of fund returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................     9.96%

                             GROWTH AND INCOME FUND
                             Inception Date 3/4/96

Six month returns before contingent deferred sales
  charge deducted. ...................................................    12.20%
Six month returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period. .......................     7.20%
One year returns before contingent deferred sales charge deducted. ...    17.25%
One year returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    12.25%
Life of fund returns before contingent deferred sales charge deducted. 16.96% Life of fund returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    13.58%

                               EQUITY VALUE FUND
                             Inception Date 3/4/96

Six month returns before contingent deferred sales
  charge deducted. ...................................................     9.36%
Six month returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period. .......................     4.51%
One year returns before contingent deferred sales charge deducted. ...    18.03%
One year returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    13.03%
Life of fund returns before contingent deferred sales charge deducted. 16.22% Life of fund returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    12.83%

                               EQUITY GROWTH FUND
                             Inception Date 3/4/96

Six month returns before contingent deferred sales
  charge deducted. ...................................................     9.83%
Six month returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period. .......................     4.83%
One year returns before contingent deferred sales charge deducted. ...    17.36%
One year returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    12.36%
Life of fund returns before contingent deferred sales charge deducted. 15.86% Life of fund returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    12.47%

                           SMALL COMPANY EQUITY FUND
                             Inception Date 3/4/96


Six month returns before contingent deferred sales
  charge deducted. ...................................................   -14.39%
Six month returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period. .......................   -18.16%
One year returns before contingent deferred sales charge deducted. ...   -16.24%
One year returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................   -19.93%
Life of fund returns before contingent deferred sales charge deducted. -1.09% Life of fund returns after contingent deferred sales charge deducted
  as if shares were redeemed at end of period ........................    -4.11%

 *Six months returns are unannualized total returns.
**Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, resectively. Retail B shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

-----------------
PORTFOLIO REVIEWS
-----------------

------------------
Photo of Don Jones
------------------
    Don Jones

GALAXY ASSET
ALLOCATION FUND

Distribution of Total Net Assets
as of April 30, 1997

Common Stocks ............................................................   49%
U.S. Government & Agency Obligations & Net Other Assets & Liabilities ....   32%
Corporate Notes & Bonds ..................................................   17%
Asset-Backed Securities ..................................................    2%

GALAXY ASSET
ALLOCATION FUND
Growth of $10,000 investment*

                             Galaxy              Galaxy              Galaxy
                         Asset Allocation   Asset Allocation    Asset Allocation
               S&P 500   Retail A Shares      Trust Shares      Retail B Shares
               -------   ---------------    ----------------    ---------------
12/30/91       10,000         9,625              10,000
      92       10,295         9,899              10,285
      93       11,830        11,124              11,558
      94       12,284        10,900              11,335
      95       15,528        13,452              14,019             10,000
      96       19,270        15,728              16,429             10,271
 4/30/97       22,105        16,937              17,969             11,160

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997 . The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.


GALAXY ASSET ALLOCATION FUND

By Don Jones
Portfolio Manager
      With stock prices at all-time highs, we reduced stock investments in the Galaxy Asset Allocation Fund over the last six months and increased investments in bonds. We felt that with stock prices vulnerable to correction, bonds represented good relative value.

      For the six months ended April 30, 1997, this blend of investments helped the Fund's Trust Shares earn a total return of 7.71%. For the same period, its Retail A Shares returned 7.68%, before the deduction of the maximum 3.75% front-end sales charge, and its Retail B Shares returned 7.32%, before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge and, on page 3 for returns after deduction of the contingent deferred sales charge.)

      These returns compare with a return of 5.95% for the average flexible fund tracked by Lipper Analytical Services ("Lipper"). During the same time, the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), which tracks the performance of stocks only, returned 14.72%.

ADDING INCOME INVESTMENTS
      We began to add bond investments in the third quarter of 1996, when bond prices were especially attractive. As the recent six-month reporting period began, fixed-income investments represented about 31% of the Fund's portfolio. During the fourth quarter of 1996, we increased this allocation to 35% and exchanged Treasury issues for high-grade asset-backed securities to enhance the Fund's yield. As interest rates fell in the fourth quarter, this shift in allocations helped us take advantage of gains in bond prices.

      In the first quarter of 1997, we added more bond investments to the portfolio -- boosting the allocation to 40%. We gave special attention to high quality corporate bonds to further improve the Fund's yield. By the end of April, corporate issues accounted for about half of the Fund's bond investments. As interest rates rose, and bond prices fell, we added longer-term issues to the income side so we could lock in the higher yields for more time.

      To make these changes, we took profits in certain technology, consumer staples and banking stocks. As we found attractive prices, we added selected shares of telephone, technology-service, capital goods, basic materials and insurance firms -- as well as shares of a real estate investment trust. We also traded stocks of certain consumer-related firms and banks for those with better potential. Despite a few individual disappointments on the stock side, we had many strong performers -- including some of the new names we'd added during the period.

FUTURE STRATEGIES
      We believe further uncertainty about the economy may bring further weakness in the prices of stocks and bonds. If this happens, we plan to continue to look for opportunities to add attractively priced issues in both sectors. With this in mind, we are keeping the Fund's cash reserves near 20%.

      If inflation stays near 3%, returns from bonds should remain appealing when long-term yields are above 7%. We expect, therefore, to maintain a large commitment to fixed-income securities -- and increase the Fund's position there if interest rates head higher.

      On the stock side, we will probably remain overweighted in shares of technology firms, believing that the sector continues to offer strong potential for long-term growth. As before, we will focus on larger firms with visible earnings that can hold up well under future market uncertainty. We feel that the higher stock prices go, the more important the selection of individual issues will be.

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc. and its predecessors since 1988.

-----------------
PORTFOLIO REVIEWS
-----------------

-----------------------
[Photo of Ed Klisiewicz
-----------------------
     Ed Klisiewicz

GALAXY EQUITY
INCOME FUND

Distribution of Total Net Assets
as of April 30, 1997

U.S. Government & Agency Obligations & Net Other Assets & Liabilities ....   19%
Consumer Staples .........................................................   18%
Utilities ................................................................   12%
Energy ...................................................................   11%
Finance ..................................................................   10%
Consumer Cyclical ........................................................    9%
Capital Goods & Construction .............................................    7%
Other Common Stocks ......................................................    8%
Technology ...............................................................    6%

GALAXY EQUITY
INCOME FUND
Growth of $10,000 investment*

                                  Galaxy                   Galaxy
                               Equity Income           Equity Income
               S&P 500        Retail A Shares          Trust Shares
               -------        ---------------          ------------
12/14/90       10,000              9,625                  10,000
      91       12,358             11,127                  11,561
      92       13,589             12,207                  12,683
      93       15,615             13,654                  14,186
      94       16,215             14,055                  14,615
      95       20,497             17,179                  17,948
      96       25,437             20,445                  21,475
 4/30/97       29,179             22,630                  23,809


*Since inception on 12/14/90. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY EQUITY INCOME FUND

By Ed Klisiewicz
Portfolio Manager
      Stocks with strong dividends performed relatively well in the last six months. When interest rates were falling, the stocks attracted investors who wanted stronger yields. When rates rose, the added income from these stocks helped to minimize their price declines.

      With good performances by individual holdings -- particularly shares of drug and other consumer staples firms -- the Galaxy Equity Income Fund earned solid returns during the period. For the six months ended April 30, 1997, the Fund's Trust Shares had a total return of 10.87%. Over the same time, Retail A Shares had a total return of 10.69%, before the deduction of the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge.)

      Those returns compare to a return of 9.97% for the average equity income fund tracked by Lipper and a return of 14.72% for the S&P 500 Index.

HELP FROM BANKING AND HEALTH CARE STOCKS
      At the end of 1996, the Fund enjoyed good returns from the stocks of smaller regional banks -- which benefited from falling interest rates and further mergers and acquisitions in their industry. During this time we took profits in various technology and utility stocks whose prices had reached our targets and increased positions in energy and basic materials stocks whose prices were more attractive.

      The Fund's financial stocks continued to perform well in the first months of 1997. The Fund also earned good returns from its energy investments and from shares of consumer staples firms. The best gains came from large drug and health care companies, where the Fund has been overweighted compared to its benchmark. At this point we began to trade shares of banks with the strongest appreciation for bank stocks with better price potential. We also added shares of a real estate investment trust ("REIT") to the portfolio.

FURTHER POTENTIAL
FROM CONSUMER STAPLES
      If higher interest rates help to slow economic growth, as we believe they will, consumer staples issues should continue to perform well. We expect, therefore, to keep sizable investments in this area. Although utility stocks have underperformed over the past six months, and we've trimmed the Fund's investments in that sector, we think high quality utilities offer good value and should remain a large part of the Fund.

      Because we think stocks could be vulnerable to correction and cash returns have become more competitive, we're keeping cash reserves of about 20%. These reserves should let us take advantage of new investment opportunities that further price weakness may produce. We continue to like the potential that REITs seem to offer and will probably look for additional investment in that sector that offer strong earnings and attractive income streams.

Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc. and its predecessors since 1970.

-----------------
PORTFOLIO REVIEWS
-----------------

--------------------------
[Photo of Brendan Henebry]
--------------------------
      Brendan Henebry

GALAXY GROWTH
AND INCOME FUND

Distribution of Total Net Assets
as of April 30, 1997

Consumer Staples .........................................................   17%
Finance ..................................................................   14%
Technology ...............................................................   13%
Consumer Cyclical ........................................................   11%
Energy ...................................................................    9%
U.S. Agency Obligation & Net Other Assets & Liabilities ..................    9%
Capital Goods ............................................................    8%
Utilities ................................................................    7%
Basic Materials ..........................................................    6%
Other Preferred & Common Stocks ..........................................    6%

GALAXY GROWTH
AND INCOME FUND
Growth of $10,000 investment*

                             Galaxy              Galaxy              Galaxy
                        Growth and Income  Growth and Income   Growth and Income
               S&P 500   Retail A Shares      Trust Shares      Retail B Shares
               -------   ---------------   -----------------   -----------------
      92       10,000         9,625             10,000
      93       10,890        10,457             10,880
      94       11,548        11,410             11,908
      95       14,601        13,522             14,147              10,000
      96       18,120        16,261             17,085              10,183
 4/30/97       20,785        19,255             19,255              11,586

*Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares.
 Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997 . The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY GROWTH AND INCOME FUND

Brendan Henebry
Portfolio Manager
      As stock prices rose further in the last six months, investors continued to "rotate" from one market sector to another as they searched for stocks with the best value versus their potential for growth. In this environment, we maintained sizable cash reserves that we could put to work as individual sectors fell out of favor and their prices became more attractive. We also added to sectors that we thought investors might favor. These strategies helped the Galaxy Growth and Income Fund earn solid returns and outperform other funds with similar investment objectives.

      In the six months ended April 30, 1997, the Fund's Trust Shares had a total return of 12.70%. Over the same time Retail A Shares earned 12.65%, before the deduction of the maximum 3.75% front-end sales charge, and Retail B Shares earned 12.20%, before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge and, on page 3 for returns after deduction of the contigent deferred sales charge.)

      For the same period, the average growth and income fund tracked by Lipper had a return of 10.43%, while the S & P 500 Index had a return of 14.72%.

PUTTING CASH TO WORK
      In the final months of 1996, the Fund enjoyed relatively strong performances from investments in finance, consumer staples and health care stocks -- which benefited from steady improvements in earnings and falling interest rates. As prices advanced, we trimmed holdings in sectors that had performed well and boosted holdings in sectors that could continue to advance in an uncertain market. In doing so, we increased positions in banking and energy stocks.

      During the first months of 1997, the Fund earned strong returns from its energy shares -- particularly those of oil-service firms. The Fund's financial stocks also performed well, along with its retail investments. As it became more apparent that interest rates could rise, we sold enough banking stocks, when their prices were strong, to underweight this sector relative to the Fund's market benchmark. This let us build upon holdings of insurance and financial services firms, as well as shares of a building supply company. Later on, we took profits in selected drug stocks. As stock prices became more attractive during the corrections, we purchased shares of technology, basic industry, consumer cyclical and specialty chemical firms -- as well as additional shares of insurance companies. Having let the Fund's cash reserves rise to 11%, we reduced reserves to about 8% during the correction.

PREPARING FOR SLOWER GROWTH
      We expect to maintain moderate reserves in coming months. If the economy grows more slowly, and corporate earnings ebb enough to weaken stock prices, these reserves would let us take advantage of new investment opportunities that could occur.
      In the meantime, we expect to emphasize stocks that could perform well in a slowing economy -- such as shares of technology, energy and insurance firms. As always, we will maintain a well-diversified portfolio of high-quality stocks that can provide a good income stream.

Brendan Henebry has managed the Galaxy Growth and Income Fund since inception. He has managed equity portfolios since 1969.

-----------------
PORTFOLIO REVIEWS
-----------------

-----------------------
[Photo of G. Jay Evans]
-----------------------
      G. Jay Evans

GALAXY EQUITY
VALUE FUND

Distribution of Total Net Assets
as of April 30, 1997

Other Common Stocks ......................................................    9%
Technology ...............................................................   19%
Capital Goods & Construction .............................................    6%
Finance ..................................................................   19%
Consumer Cyclical ........................................................   16%
Consumer Staples .........................................................   16%
Energy ...................................................................    6%
U.S. Agency Obligation & Net Other Assets & Liabilities ..................    9%

GALAXY EQUITY
VALUE FUND
Growth of $10,000 investment*

                             Galaxy              Galaxy              Galaxy
                           Equity Value       Equity Value       Equity Value
               S&P 500   Retail A Shares      Trust Shares      Retail B Shares
               -------   ---------------      ------------      ---------------
      87       10,000         9,625             10,000
      88       10,731        10,019             10,410
      89       13,552        11,441             11,887
      90       12,537        10,362             10,766
      91       16,737        13,517             14,045
      92       18,404        14,282             14,839
      93       21,148        17,307             17,982
      94       21,960        18,167             18,889
      95       27,760        21,948             22,915              10,000
      96       34,450        26,663             27,968              10,380
 4/30/97       39,518        29,241             30,728              11,498

*Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997 . The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY EQUITY VALUE FUND

By G. Jay Evans, CFA
Portfolio Manager
      The economy surprised investors with its strength over the six months ended April 30, 1997, and, even more remarkably, achieved a growth rate near 5% with little apparent inflation. The stock market moved to an all-time high -- despite concern that tight employment would lead to wage-driven inflation. During this time, Trust Shares of the Galaxy Equity Value Fund earned a total return of 9.87%. For the same period, Retail A Shares returned 9.67%, before the deduction of the maximum 3.75% front-end sales charge, and Retail B Shares returned 9.36%, before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge and, on page 3 for returns after deduction of the contigent deferred sales charge.)

      Over the same six-month period, the average growth and income fund tracked by Lipper earned a return of 10.43% and the S&P 500 Index returned 14.72%. The Fund's performance was hurt by the strength of large capitalization, consumer growth issues -- which were underweighted in the Fund versus its benchmarks. Large cap, consumer growth issues often win favor late in a business cycle because of their low economic sensitivity and easy tradability. Selling waves that hit technology stocks in mid-winter, and financial stocks as spring approached, also dampened the Fund's returns.

TECHNOLOGY AND FINANCIAL SECTORS
      Over the last several years, market leadership has resided in the hands of the technology and financial sectors -- areas that the Fund has overweighted for some time. Although these leadership groups suffered major corrections during the period, they later recovered and carried the market to new highs. Technology stocks, can be thought of as the soul of the market's advance in the past two years, and the banks, the financial backbone in this analogy. These two areas remain important to the performance of the Fund. Indeed, it's difficult to see the market advance significantly further without the leadership of these sectors.
      During the period strength in several retail issues -- driven by increased consumer confidence -- offset the weakness in technology and banking stocks somewhat. The Fund also benefited from its solid position in health care stocks and its overweighting in airline issues.

LOOKING AHEAD
      The Galaxy Equity Value Fund would clearly benefit from the not-too-hot, not-too-cold moderation and extension of the current economic expansion that the Fed intends to impose. Such an environment would encourage investors to venture beyond the security of large consumer growth issues and take positions in the out-of-favor, overlooked, low-priced stocks that our valuation models continue to identify.

      Value as a style has historically outperformed growth when consumer confidence is strong. That is the condition today, and should remain the case unless there is a significant change in the economic or political backdrop. Ample opportunity should thus exist for our valuation system to identify mispriced stocks that can add to shareholder returns.

G. Jay Evans has managed the Galaxy Equity Value Fund since April 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc. and its predecessors since 1981.

-----------------
PORTFOLIO REVIEWS
-----------------

------------------------
[Photo of Bob Armknecht]
------------------------
      Bob Armknecht

GALAXY EQUITY
GROWTH FUND

Distribution of Total Net Assets
as of April 30, 1997

Consumer Staples .........................................................   22%
Technology ...............................................................   17%
Energy ...................................................................   14%
Preferred & Other Common Stocks ..........................................   12%
Finance ..................................................................   11%
Capital Goods & Construction .............................................    8%
Consumer Cyclical ........................................................    8%
U.S. Agency Obligation & Net Other Assets & Liabilities ..................    8%

GALAXY EQUITY
GROWTH FUND
Growth of $10,000 investment*

                             Galaxy              Galaxy             Galaxy
                          Equity Growth       Equity Growth     Equity Growth
               S&P 500   Retail A Shares      Trust Shares      Retail B Shares
               -------   ---------------      ------------      ---------------
      90       10,000         9,625             10,000
      91       12,358        11,683             12,139
      92       13,589        12,747             13,244
      93       15,615        13,840             14,380
      94       16,215        14,494             15,070
      95       20,497        18,051             18,849              10,000
      96       23,319        21,753             22,813              10,295
 4/30/97       26,749        23,968             25,187              11,456

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997 . The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY EQUITY GROWTH FUND

By Bob Armknecht
Portfolio Manager
      As investors remained uncertain about the economy in past six months, three strategies guided our investments for the Galaxy Equity Growth Fund. First, we emphasized growth stocks of large companies, whose earnings tend to be more reliable. Second, we focused on stocks of health care, energy, technology and financial firms -- for which we believed the prospects of long-term earnings growth was quite strong. Third, we periodically reduced stocks that had performed well to provide buying power during times of weakness.

      These strategies helped the Fund's Trust Shares earn a total return of 10.41% for the six months ended April 30, 1997. Over the same time, Retail A Shares earned 10.18%, before the deduction of the 3.75% maximum front-end sales charge, and Retail B Shares earned 9.83%, before the deduction of the 5.00% maximum contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge and, on page 3 for returns after deduction of the contigent deferred sales charge.)

      Those returns compare with an average return of 7.16% for growth funds tracked by Lipper, and a return of 14.72% for the S&P 500 Index.

CORE INVESTMENTS
      The Fund's investments in health care, energy, technology and financial firms performed well from the start of the period -- offsetting weak returns from certain stocks in the capital goods sector. As we took profits in issues with solid gains to buy shares with more room to grow, we increased the Fund's position in energy service firms.
      We remained focused on large cap companies and our four core sectors in the first months of 1997. As stock prices became vulnerable to a correction, however, we trimmed certain holdings in technology and consumer-related firms whose valuations had become especially high. At the same time we added stocks of energy, telephone and retail firms -- giving special attention to shares that could give the Fund dividend income. We further increased income by adding convertible bonds and raising the Fund's cash reserves.
      When stock prices corrected in March and April, we invested these additional cash reserves in issues with attractive valuations. In making these investments, we continued to stress our core investment areas.

EARNINGS POTENTIAL
IN A SLOWER ECONOMY
      We believe the same core areas will serve the Fund well in coming months. All represent strong potential for growth even if the economy loses steam. Energy firms should benefit from a need for extra supply, while technology firms should prosper from product developments in software, computers and communications systems. Health care firms should earn more as companies develop new drugs, while financial firms should benefit from ongoing consolidation in their industry and demographics that favor higher levels of savings.
      After rising as high as 12% in recent months, the Fund's cash reserves are now near 7%. The decline represents the timely purchases of some temporarily depressed stocks. But this level should give us ample resources to take advantage of new investment opportunities if the economy slows and stock prices correct again.

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

-----------------
PORTFOLIO REVIEWS
-----------------

-----------------------
[Photo of Peter Larson]
-----------------------
     Peter Larson

GALAXY SMALL CAP
VALUE FUND

Distribution of Total Net Assets as of April 30, 1997

Technology ...............................................................   21%
Finance ..................................................................   16%
Consumer Cyclical ........................................................   17%
Corporate Bond & U.S. Agency Obligation & Net Other Assets & Liabilities .   10%
Energy ...................................................................   11%
Capital Goods & Construction .............................................    9%
Consumer Staples .........................................................    9%
Other Common Stocks ......................................................    7%

GALAXY SMALL CAP
VALUE FUND
Growth of $10,000 investment*

                                  Galaxy                   Galaxy
               Russell        Small Cap Value         Small Cap Value
                2000          Retail A Shares          Trust Shares
               -------        ---------------         ---------------
      92       10,000              9,625                  10,000
      93       10,890             10,789                  11,212
      94       11,548             10,967                  11,420
      95       14,601             13,299                  13,878
      96       17,025             16,593                  17,378
 4/30/97       17,299             17,416                  18,264

*Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares.
 Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY SMALL CAP VALUE FUND

By Peter Larson
Portfolio Manager
      Over the last six months investor confusion over the direction of the economy favored stocks with greater earnings reliability. Since the earnings records of many smaller companies are relatively short, the stocks of these firms tended to underperform the stocks of larger corporations with proven earnings records. Stocks of smaller companies whose prices offered good value tended to fare somewhat better than those characterized by traditionally strong growth potential, however, as investors looked for opportunities in an increasingly expensive market. With its focus on value-oriented investments, the Galaxy Small Cap Value Fund weathered this environment comparatively well. The Fund also benefited by eliminating stocks that had appreciated strongly in price for stocks with better potential for gains.

      For the six months ended April 30, 1997, the Fund's Trust Shares earned a total return of 5.10%. Over the same time, Retail A Shares earned 4.96%, before the deduction of the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge.)
      These returns compare to -3.50% earned by the average small company growth fund tracked by Lipper and 1.52% earned by the Russell 2000 Index.

ADDING VALUE
      Early in the period the Fund benefited from strong performance by stocks of energy, basic materials and consumer staples firms. As certain stocks met our price expectations, we took profits in those issues and bought shares that we felt had better value. We made many of these trades in the technology sector, where prices had risen quite sharply.

      The Fund's technology investments continued to perform well in the first months of 1997. There were also solid returns from a number of mergers of portfolio holdings. Six of the companies in the Fund's portfolio were acquired in the early part of 1997. As individual stocks reached prices that we felt were high compared to their potential earnings, we sold them and used the proceeds for stocks whose prices seemed more attractive.

GREATER VALUE IN SMALLER FIRMS
      We expect value-oriented stocks to remain in vogue while stock prices as a whole remain high. Now that prices for large company stocks have advanced so strongly, we believe investors will find value in an increasing number of smaller company issues.

      If higher interest rates bring slower economic growth and another correction in stock prices, there may be many new investment opportunities for the Galaxy Small Cap Value Fund. We are, therefore, keeping a solid cash reserve that we could deploy as such opportunities occur. As we look for new investments, we expect to stay focused on stocks with strong values that can outpace other small company shares. In a market where earnings disappointments are quickly punished, we will continue to be highly selective in our investments and emphasize quality companies with good earnings visibility.

Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1992. He has managed small company portfolios since 1981.

-----------------
PORTFOLIO REVIEWS
-----------------

------------------------
[Photo of Steve Barbaro]
------------------------
     Steve Barbaro

GALAXY SMALL COMPANY
EQUITY FUND

Distribution of Total Net Assets
as of April 30, 1997

Technology ...............................................................   29%
Consumer Staples .........................................................   20%
Energy ...................................................................   15%
Consumer Cyclical ........................................................   14%
Capital Goods & Construction .............................................    6%
Other Common Stocks ......................................................    6%
Finance ..................................................................    5%
U.S. Agency Obligation & Net Other Assets & Liabilities ..................    5%

GALAXY SMALL COMPANY
EQUITY FUND
Growth of $10,000 investment*

                            Galaxy             Galaxy             Galaxy
                         Small Company     Small Company      Small Company
            Russell         Equity             Equity             Equity
             2000       Retail A Shares     Trust Shares      Retail B Shares
            -------     ---------------    -------------      ---------------
     91     10,000          9,625             10,000
     92     10,650          8,460              8,790
     93     14,101         11,944             12,410
     94     14,058         11,937             12,413
     95     16,638         15,997             16,723              10,000
     96     19,400         19,832             20,862              11,040
4/30/97     19,724         17,041             17,966               9,526

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997 . The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY SMALL COMPANY EQUITY FUND

By Steve Barbaro
Portfolio Manager
      Although the economy continued to grow in the past six months, and there were solid gains in corporate earnings, concerns about higher interest rates and inflation kept investors nervous about future earnings potential. As a result, investors gravitated toward the stocks of larger firms -- whose earnings tend to be more reliable than earnings for stocks of smaller companies. After enjoying exceptional gains the year before, stocks of most small companies suffered losses over this time.
      These losses were much worse for the growth-oriented stocks of small companies, in which the Galaxy Small Company Equity Fund concentrates its investments, than for the value-oriented stocks of small companies. In the six months ended April 30, 1997, the Fund's Trust Shares had a total return of -13.84%. For the same period, Retail A Shares earned -14.08%, before the deduction of the maximum 3.75% front-end sales charge and Retail B Shares earned -14.39%, before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge and, on page 3 for returns after deduction of the contigent deferred sales charge.)
      These returns compare with a return of 1.52% for the Russell 2000 Index and, a return of -10.66% for the average small company growth fund tracked by Morningstar, Inc., a mutual fund performance tracking service. Unlike the Lipper small company fund group used for comparison in the past, the Morningstar group does not include small company value funds. The Morningstar average will be used as a comparison group for the Galaxy Small Company Equity Fund in the future.

FOCUS ON EARNINGS AND VALUE
      In this environment, we gave extra emphasis to stocks with visible earnings and reasonable value. This, plus a large weighting in energy stocks, helped Fund returns at the end of 1996 -- when small company stocks began to lag large company issues. During this time we took profits in higher-priced stocks that had met our expectations, including shares of technology software and service firms. We used the proceeds to purchase other stocks that offered better value -- adding modestly to shares of health care and financial services firms, as well as companies that serve the airlines industry.
      We continued to concentrate on value and earnings visibility as small company stocks lost further ground in the first months of 1997. When investors bid up shares of the bigger small-cap firms, we took profits in some of those issues. With growth stocks falling out of favor with investors, we found many attractive opportunities to use the proceeds from these sales for new investments.
      Throughout this time, we remained focused on stocks of health care, energy and technology firms. We felt the prices for many companies in these sectors were quite reasonable compared to their potential for dependable earnings growth. These moves helped to somewhat contain the Fund's losses at a time when small cap growth stocks were greatly out-of-favor.

SMALL-CAP VALUATIONS
INCREASINGLY ATTRACTIVE
      In the months ahead we expect continued economic uncertainty to benefit the stocks of larger companies. If interest rates rise further, economic growth slows and stock prices weaken, however, we think investors could become more optimistic about future market opportunities and see the strong values available in small company shares. Already, valuations for small company stocks are in the lower range of their historic averages.
      In this environment, we expect to remain focused on high quality stocks with visible earnings and attractive prices. We will probably also maintain our emphasis on stocks in the technology, health care, and energy sectors.

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December 1991. He has managed small company portfolios for Fleet Investment Advisors Inc. and its predecessors since 1977.

-----------------
PORTFOLIO REVIEWS
-----------------

---------------------------
[Photo of Thomas M. O'Neill
---------------------------

Thomas M. O'Neill

GALAXY INTERNATIONAL
EQUITY FUND

Distribution of Total Net Assets
as of April 30, 1997

U.S. Government & Agency Obligations & Net Other Assets & Liabilities ....    6%
Australia ................................................................    5%
Far East .................................................................   28%
United Kingdom ...........................................................   13%
Europe ...................................................................   41%
Central & South America ..................................................    7%

GALAXY INTERNATIONAL
EQUITY FUND
Growth of $10,000 investment*

                Morgan Stanley            Galaxy                   Galaxy
               Europe, Australia   International Equity    International Equity
               & Far East Index      Retail A Shares          Trust Shares
               -----------------   --------------------    --------------------
      91           10,000                  9,625                  10,000
      92            8,680                  9,297                   9,660
      93           11,970                 11,748                  12,207
      94           13,134                 12,795                  13,294
      95           13,125                 12,713                  13,291
      96           14,499                 14,093                  14,820
 4/30/97           14,727                 15,277                  16,131

*Since inception on 12/30/91. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Morgan Stanley Europe, Australia & Far East (EAFE) Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY INTERNATIONAL EQUITY FUND

By Thomas M. O'Neill, Chief Investment Officer
Fleet Investment Advisors Inc.
and Oechsle International Advisors, L.P.
Sub-Advisor
      Buoyant bond markets overseas and strong gains in U.S. stocks helped many foreign stock investments perform well over the last six months. Stock prices continued to slide in Japan, however, which has the largest share of equities abroad. During this time we made sizable investments in markets that performed well, minimized investments in Japan, and chose individual issues that advanced strongly. As a result, the Galaxy International Equity Fund enjoyed solid returns that outpaced returns for its market benchmark and other funds with similar investment objectives.
      For the six months ended April 30, 1997, the Fund's Trust Shares earned a total return of 8.84%. Over the same time, Retail A Shares earned 8.40%, before the deduction of the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales charge.)
      Those returns compare with 6.17% for the average international fund tracked by Lipper, and 0.77% for the Morgan Stanley Europe, Australia, Far East
(EAFE) Index.

EUROPEAN STOCKS TOP PERFORMERS
      During the period the Fund benefited from large investments in European markets -- most of which performed quite well. Overweighted positions in Spain and Sweden were particularly helpful to Fund returns. Stocks advanced strongly there as it appeared the countries might join the European Monetary Union. Although underweightings in Switzerland and Germany diminished returns in the first months of 1997, the Fund enjoyed exceptional performances throughout the period from the individual stocks that it held in Europe -- many of which were the Fund's largest holdings.
      Although Japanese stocks represented about 30% of investments in the EAFE Index during this time, they accounted for roughly 20.2% of investments in the Galaxy International Equity Fund. Because MSCI Japan stocks lost approximately 13.7% (in U.S. dollars) in value over the six-month period, the Fund's underweighting in Japan contributed strongly to its returns. In addition, many of the individual stocks that the Fund held in Japan outperformed their peers for the period. The Fund concentrated its Japanese investments in blue-chip companies, which Japanese investors favored in their search for quality companies with appealing valuations.

SIGNS OF FURTHER STRENGTH
      International markets should remain attractive in months to come. Interest rates and inflation are low overseas, and most foreign economies still have much room to grow. Although European markets have performed strongly in recent months, stocks could get an extra boost if the European community makes progress toward monetary union. Meanwhile, German pension funds are substantially underweighted in equities. Demand for German stocks could increase dramatically if the pension funds adjust their asset mix.
      In Japan, a land reform package and the apparent bottoming of commercial real estate property values suggest gradual improvements in the economy and stock market there. Although stocks in Hong Kong have underperformed so far in 1997, they could continue their earlier advance if Hong Kong's return to China on July 1 goes smoothly.

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. Oechsle International Advisors, L.P., serves as sub-advisor for the Fund. Oechsle International Advisors, is a $9.4 billion firm dedicated to international investing.

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

-------------------
    SHAREHOLDER
     SERVICES
-------------------

"A well-balanced asset
allocation plan may help
to control your risk while
pursuing your goals."


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

            ----------------
                                  ASSET ALLOCATION FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)

            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------

 COMMON STOCKS - 48.93%

          CONSUMER STAPLES - 12.45%

   60,000 American Home Products Corp. ....................       $ 3,975,000
   55,000 CPC International, Inc. .........................         4,544,375
   50,000 Gillette Co. ....................................         4,250,000
   50,000 Johnson & Johnson ...............................         3,062,500
   50,000 Lilly (Eli) & Co. ...............................         4,393,750
   55,000 Merck & Co., Inc. ...............................         4,977,500
  130,000 PepsiCo, Inc. ..................................          4,533,750
   50,000 Pfizer, Inc. ....................................         4,800,000
   25,000 Procter & Gamble Co. ............................         3,143,750
                                                                  -----------
                                                                   37,680,625
                                                                  -----------
          TECHNOLOGY - 7.14%

   60,000 Automatic Data Processing, Inc. .................         2,715,000
   70,000 Cisco Systems, Inc.* ............................         3,622,500
   30,000 Electronic Data Systems Corp. ...................         1,001,250
   60,000 Hewlett-Packard Co. .............................         3,150,000
   25,000 Intel Corp. .....................................         3,828,125
   30,000 Maxim Integrated Products, Inc.* ................         1,586,250
   10,000 Microsoft Corp.* ................................         1,215,000
   20,000 Oracle Corp.* ...................................           795,000
   60,000 Xerox Corp. .....................................         3,690,000
                                                                  -----------
                                                                   21,603,125
                                                                  -----------
          FINANCE - 6.73%

   33,000 American International Group, Inc. ..............         4,240,500
   45,000 Barnett Banks, Inc. .............................         2,199,375
   40,000 Beacon Properties Corp., REIT ...................         1,235,000
   15,000 Chase Manhattan Corp. ...........................         1,389,375
   25,000 Citicorp ........................................         2,815,625
   24,000 Crestar Financial Corp. .........................           888,000
  100,000 Fannie Mae ......................................         4,112,500
   20,000 ITT Hartford Group, Inc. ........................         1,490,000
   40,000 Norwest Corp. ...................................         1,995,000
                                                                  -----------
                                                                   20,365,375
                                                                  -----------
          CONSUMER CYCLICAL - 6.18%

  110,000 Ford Motor Co. ..................................         3,822,500
   75,000 Home Depot, Inc. ................................         4,350,000
   90,000 McDonald's Corp. ................................         4,826,250
   45,000 Nike, Inc., Class B .............................         2,531,250
  105,000 Sherwin-Williams Co. ............................         3,176,250
                                                                  -----------
                                                                   18,706,250
                                                                  -----------
          ENERGY - 5.54%

   32,000 Amoco Corp. .....................................       $ 2,676,000
   20,000 Enron Corp. .....................................           752,500
   50,000 Halliburton Co. .................................         3,531,250
   32,000 Mobil Corp. .....................................         4,160,000
   20,000 Schlumberger, Ltd. ..............................         2,215,000
   60,000 Sonat, Inc. .....................................         3,427,500
                                                                  -----------
                                                                   16,762,250
                                                                  -----------
          CAPITAL GOODS AND CONSTRUCTION - 4.29%

   40,000 Boeing Co. ......................................         3,945,000
   40,000 Dresser Industries, Inc. ........................         1,195,000
   35,000 General Electric Co. ............................         3,880,625
  115,000 Thermo Electron Corp.* ..........................         3,967,500
                                                                  -----------
                                                                   12,988,125
                                                                  -----------
          BASIC MATERIALS - 3.54%

   30,000 Minnesota Mining & Manufacturing Co. ............         2,610,000
  120,000 Monsanto Co. ....................................         5,130,000
   60,000 Nucor Corp. .....................................         2,985,000
                                                                  -----------
                                                                   10,725,000
                                                                  -----------
          UTILITIES - 2.11%

   25,000 GTE Corp. .......................................         1,146,875
   60,000 SBC Communications, Inc. ........................         3,330,000
   80,000 WorldCom, Inc. ..................................         1,920,000
                                                                  -----------
                                                                    6,396,875
                                                                  -----------
          TRANSPORTATION - 0.95%

   45,000 Union Pacific Corp. .............................         2,868,750
                                                                  -----------
          TOTAL COMMON STOCKS .............................       148,096,375
          (Cost $103,805,850)                                     -----------

   PAR VALUE
   ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.41%

             FEDERAL HOME LOAN BANK (A) - 12.57%

$ 38,055,000 5.27%, 05/01/97 ..............................        38,055,000
                                                                  -----------
             U.S. TREASURY NOTES - 8.16%

   2,000,000 6.13%, 03/31/98 ..............................         2,004,698
   1,500,000 7.88%, 04/15/98 ..............................         1,526,925
     750,000 6.25%, 07/31/98 ..............................           751,777
     750,000 6.13%, 08/31/98 ..............................           750,247
   2,000,000 5.88%, 01/31/99 ..............................         1,989,458
     750,000 6.88%, 07/31/99 ..............................           758,497
     500,000 6.00%, 08/15/99 ..............................           496,580
   1,000,000 6.88%, 08/31/99 ..............................         1,011,530
   1,500,000 6.00%, 10/15/99 ..............................         1,490,173
     750,000 6.50%, 05/31/01 ..............................           749,415
   2,000,000 6.50%, 08/31/01 ..............................         1,997,518
   2,000,000 7.50%, 11/15/01 ..............................         2,073,480
   1,000,000 5.88%, 11/30/01 ..............................           973,969
   3,000,000 7.50%, 05/15/02 ..............................         3,121,800
   3,000,000 6.38%, 08/15/02 ..............................         2,975,127
   2,000,000 6.88%, 05/15/06 ..............................         2,016,618
                                                                  -----------
                                                                   24,687,812
                                                                  -----------
             U.S. TREASURY BONDS - 7.98%

   2,000,000 7.63%, 02/15/07 ..............................         2,066,998
   3,750,000 7.50%, 11/15/16 ..............................         3,931,425
   1,000,000 8.13%, 08/15/19 ..............................         1,118,539
     750,000 8.50%, 02/15/20 ..............................           871,364
   3,000,000 7.88%, 02/15/21 ..............................         3,279,327
     500,000 8.13%, 08/15/21 ..............................           561,355
   3,500,000 7.25%, 08/15/22 ..............................         3,577,347
   3,250,000 7.63%, 11/15/22 ..............................         3,465,699
   3,000,000 7.13%, 02/15/23 ..............................         3,026,100
   2,500,000 6.25%, 08/15/23 ..............................         2,264,623
                                                                  -----------
                                                                   24,162,777
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.97%

   1,000,000 6.74%, 09/19/01 ..............................         1,000,640
   1,000,000 6.49%, 01/19/06 ..............................           958,210
   1,000,000 10.00%, 09/01/20 .............................         1,092,180
   2,000,000 8.18%, 04/15/24 ..............................         2,005,538
     319,945 6.50%, 01/01/26 ..............................           302,048
     637,072 6.50%, 01/01/26 ..............................           601,436
                                                                  -----------
                                                                    5,960,052
                                                                  -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.98%

   1,000,000 7.74%, 06/01/04 ..............................         1,005,210
   1,000,000 7.05%, 06/08/05 ..............................           987,199
     996,787 7.00%, 01/01/27 ..............................           968,753
                                                                  -----------
                                                                    2,961,162
                                                                  -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.63%

     882,184 9.00%, 12/15/17 ..............................           929,877
     980,983 7.50%, 01/15/26 ..............................           973,319
                                                                  -----------
                                                                    1,903,196
                                                                  -----------
             FEDERAL FARM CREDIT BANK - 0.12%

     250,000 6.40%, 12/11/00 ..............................           246,427
     100,000 8.25%, 05/01/07 ..............................           100,004
                                                                  -----------
                                                                      346,431
                                                                  -----------
             TOTAL U.S. GOVERNMENT
             AND AGENCY OBLIGATIONS .......................        98,076,430
             (Cost $98,666,840)                                   -----------

CORPORATE NOTES AND BONDS - 17.48%

   500,000 American General Finance Corp.
           8.50%, 08/15/98 ................................           513,469
 1,000,000 American Home Products Corp.
           7.70%, 02/15/00 ................................         1,026,250
 1,500,000 American Telephone & Telegraph
           Capital Corp., Series 4, MTN
           6.39%, 01/22/99 ................................         1,496,250
   200,000 American Telephone & Telegraph Corp.
           7.00%, 05/15/05 ................................           198,750
   500,000 Archer-Daniels-Midland Co.
           8.13%, 06/01/12 ................................           535,625
 1,000,000 Aristar, Inc., Senior Notes
           8.13%, 12/01/97 ................................         1,011,870
 1,000,000 Associates Corp. N.A.
           6.00%, 03/15/99 ................................           992,500
 1,000,000 Banc One Corp.
           8.00%, 04/29/27 ................................         1,004,500
 1,000,000 Bank One Milwaukee, MTN
           6.35%, 03/19/01 ................................           983,750
   500,000 Carnival Corp.
           7.05%, 05/15/05 ................................           490,000
 1,080,000 Carolina Power & Light Co., MTN
           5.06%, 09/13/98 ................................         1,062,450
 1,000,000 Caterpillar Financial
           Services Corp., MTN
           6.84%, 09/15/99 ................................         1,005,000
   500,000 CIT Group Holdings, Inc., MTN
           5.88%, 11/09/98 ................................           496,410
 1,200,000 Citicorp, MTN
           8.63%, 11/01/04 ................................         1,246,500
 1,000,000 Coca-Cola Enterprises, Inc.
           6.70%, 10/15/36 ................................           988,750
 1,000,000 Columbia/HCA
           Healthcare Corp., MTN
           6.88%, 07/15/01 ................................           996,250
 1,000,000 Crown Cork & Seal Co., Inc.
           5.88%, 04/15/98 ................................           997,189
   500,000 Disney (Walt) Co., Series A
           6.38%, 03/30/01 ................................           493,125
   500,000 Disney (Walt) Co., Series B
           6.75%, 03/30/06 ................................           486,250
 1,000,000 Ford Motor Credit Co.
           8.00%, 01/15/99 ................................         1,025,000
 1,000,000 Ford Motor Credit Co.
           8.38%, 01/15/00 ................................         1,041,250
 1,000,000 General Motors
           Acceptance Corp., MTN
           7.65%, 01/16/98 ................................         1,011,579
 1,000,000 General Motors Acceptance Corp.
           6.88%, 07/15/01 ................................         1,000,000
 1,000,000 GTE North, Inc., Series D
           6.90%, 11/01/08 ................................           976,250
 1,000,000 Hertz Corp., Senior Notes
           7.00%, 04/15/01 ................................         1,002,500
 1,000,000 Household Finance Corp., MTN
           5.80%, 03/09/98 ................................           998,360
 1,000,000 International Business Machines Corp.
           7.50%, 06/15/13 ................................         1,008,750
   500,000 International Lease Finance Corp., MTN
           5.55%, 02/16/98 ................................           497,624
   500,000 International Lease Finance Corp., MTN
           8.35%, 10/01/98 ................................           514,614
   500,000 International Paper Co.
           7.00%, 06/01/01 ................................           501,875
 1,325,000 KFW International Finance, Inc.
           7.00%, 03/01/13 ................................         1,283,594
 1,500,000 Lockheed Martin Corp.
           6.85%, 05/15/01 ................................         1,498,125
   500,000 Lucent Technologies, Inc.
           7.25%, 07/15/06 ................................           503,125
   500,000 Masco Corp.
           6.63%, 09/15/99 ................................           500,625
   500,000 May Department Stores Co.
           6.88%, 11/01/05 ................................           488,750
   500,000 McDonald's Corp.
           8.88%, 04/01/11 ................................           567,500
   500,000 Mead Corp.
           6.84%, 03/01/37 ................................           490,000
 1,000,000 National City Bank of Kentucky, MTN
           6.30%, 02/15/11 ................................           897,500
 1,000,000 National Rural Utilities Cooperative
           Finance Corp.
           7.30%, 09/15/06 ................................         1,006,250
 1,000,000 NationsBank Corp.
           7.00%, 09/15/01 ................................         1,002,500
   500,000 Northern Telecom, Ltd.
           6.00%, 09/01/03 ................................           476,250
 2,000,000 Norwest Corp., MTN
           6.25%, 04/15/99 ................................         1,995,000
 1,000,000 Paccar Financial Corp., Series H, MTN
           6.42%, 05/15/00 ................................           992,500
 1,000,000 Penney (J.C.) & Co., Inc.
           7.95%, 04/01/17 ................................         1,013,750
 1,000,000 Pennsylvania Power & Light Co.
           6.88%, 02/01/03 ................................           993,750
 2,000,000 PepsiCo, Inc. Series 1, MTN
           6.80%, 05/15/00 ................................         2,005,880
 1,000,000 Pitney Bowes Credit Corp., MTN
           6.54%, 07/15/99 ................................         1,001,250
   325,000 Rite Aid Corp.
           6.70%, 12/15/01 ................................           321,344
 1,000,000 Sears Roebuck Acceptance Corp.
           6.38%, 02/16/99 ................................           998,750
 1,000,000 Sears Roebuck & Co., MTN
           7.82%, 02/23/98 ................................         1,013,559
 1,000,000 Sysco Corp.
           7.25%, 04/15/07 ................................         1,003,750
 1,000,000 Texaco Capital, Inc.
           8.50%, 02/15/03 ................................         1,075,000
   500,000 Texas Utilities Electric Co.
           7.38%, 11/01/99 ................................           507,500
   500,000 Transamerica Finance Corp.
           6.75%, 06/01/00 ................................           497,500
   500,000 Union Pacific Resources Group, Inc.
           7.00%, 10/15/06 ................................           493,125
 2,000,000 Wachovia Bank
           6.30%, 03/15/01 ................................         1,965,000
 1,000,000 Warner Lambert Co.
           8.00%, 09/01/98 ................................         1,022,500
   500,000 WMX Technologies, Inc.
           7.13%, 06/15/01 ................................           503,125
 1,000,000 Xerox Corp.
           9.75%, 03/15/00 ................................         1,077,500
   100,000 Xerox Corp.
           8.13%, 04/15/02 ................................           104,750
                                                                  -----------
           TOTAL CORPORATE NOTES AND BONDS ................        52,902,442
           (Cost $53,129,474)                                     -----------

ASSET-BACKED SECURITIES - 1.97%

 1,000,000 Chemical Master Credit Card Trust I,
           Class A
           5.55%, 09/15/03 ................................           962,309
 1,000,000 Ford Credit Owner Trust, Class A3
           6.50%, 11/15/99 ................................         1,004,670
 1,000,000 Green Tree Financial Corp., Class A3
           6.23%, 03/15/28 ................................           987,500
 1,000,000 NationsBank Auto Owner Trust, Class A3
           6.38%, 07/15/00 ................................           999,759
 1,100,000 Premier Auto Trust, Class A3
           6.50%, 03/06/00 ................................         1,099,138
   931,639 Rural Housing Trust, Series 1, Class D
           6.33%, 04/01/26 ................................           910,095
                                                                -------------
           TOTAL ASSET-BACKED SECURITIES ..................         5,963,471
           (Cost $5,980,651)                                    -------------

TOTAL INVESTMENTS - 100.79% ...............................       305,038,718
(Cost $261,582,815)                                             -------------

NET OTHER ASSETS AND LIABILITIES - (0.79)% ................        (2,376,058)
                                                                -------------
NET ASSETS - 100.00% ......................................     $ 302,662,660

-------------------------------                                 =============
*  Non-income producing security.

(A)               Annualized yield at time of purchase.
MTN               Medium Term Note
REIT              Real Estate Investment Trust

                      See Notes to Financial Statements.

            ----------------
                                  EQUITY INCOME FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)

            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------
 COMMON STOCKS - 80.88%

          CONSUMER STAPLES - 17.80%

   63,000 American Home Products Corp. ....................       $ 4,173,750
   60,000 Bristol-Myers Squibb Co. ........................         3,930,000
   70,000 CPC International, Inc. .........................         5,783,750
   35,000 Gillette Co. ....................................         2,975,000
   85,000 Johnson & Johnson ...............................         5,206,250
   55,000 Merck & Co., Inc. ...............................         4,977,500
  170,000 PepsiCo, Inc. ...................................         5,928,750
   45,000 Pfizer, Inc. ....................................         4,320,000
   40,000 Procter & Gamble Co. ............................         5,030,000
   34,000 Warner-Lambert Co. ..............................         3,332,000
                                                                  -----------
                                                                   45,657,000
                                                                  -----------
          UTILITIES - 11.96%

   47,000 American Telephone & Telegraph Corp. ............         1,574,500
   30,000 Ameritech Corp. .................................         1,833,750
  200,000 Baltimore Gas & Electric Co. ....................         5,100,000
  160,000 GTE Corp. .......................................         7,340,000
  101,000 SBC Communications, Inc. ........................         5,605,500
  238,000 Washington Gas Light Co. ........................         5,474,000
  150,000 Wisconsin Energy Corp. ..........................         3,750,000
                                                                  -----------
                                                                   30,677,750
                                                                  -----------
          ENERGY - 10.99%

   75,000 Amoco Corp. .....................................         6,271,875
   50,000 Atlantic Richfield Co. ..........................         6,806,250
  120,000 Exxon Corp. .....................................         6,795,000
   45,000 Mobil Corp. .....................................         5,850,000
   50,000 Occidental Petroleum Corp. ......................         1,106,250
   50,000 Union Pacific Resources Group, Inc. .............         1,356,250
                                                                  -----------
                                                                   28,185,625
                                                                  -----------
          FINANCE - 10.03%

   15,000 American International Group, Inc. ..............         1,927,500
   90,000 Banc One Corp. ..................................         3,813,750
   60,000 Barnett Banks, Inc. .............................         2,932,500
   30,000 Beacon Properties Corp., REIT ...................           926,250
   60,000 Crestar Financial Corp. .........................         2,220,000
  110,000 Fannie Mae ......................................         4,523,750
   60,000 Hibernia Corp., Class A .........................           772,500
   80,000 ITT Hartford Group, Inc. ........................         5,960,000
   52,500 Old Kent Financial Corp. ........................         2,664,375
                                                                  -----------
                                                                   25,740,625
                                                                  -----------
          CONSUMER CYCLICAL - 9.30%

   40,000 Dayton-Hudson Corp. .............................         1,800,000
  290,000 Ford Motor Co. ..................................        10,077,500
  125,000 McDonald's Corp. ................................         6,703,125
   25,000 Rite Aid Corp. ..................................         1,150,000
   90,000 Walgreen Co. ....................................         4,140,000
                                                                  -----------
                                                                   23,870,625
                                                                  -----------
          CAPITAL GOODS AND CONSTRUCTION - 6.88%

   44,000 Boeing Co. ......................................         4,339,500
   25,000 Deere & Co. .....................................         1,150,000
   30,000 Dresser Industries, Inc. ........................           896,250
   68,000 General Electric Co. ............................         7,539,500
   42,000 Thermo Electron Corp. ...........................         1,449,000
   30,000 United Technologies Corp. .......................         2,268,750
                                                                  -----------
                                                                   17,643,000
                                                                  -----------
           TECHNOLOGY - 6.26%

   100,000 AMP, Inc. ......................................         3,587,500
    85,000 Automatic Data Processing, Inc. ................         3,846,250
    37,000 Electronic Data Systems Corp. ..................         1,234,875
   120,000 Xerox Corp. ....................................         7,380,000
                                                                  -----------
                                                                   16,048,625
                                                                  -----------
          BASIC MATERIALS - 5.67%

   50,000 Crown Cork & Seal Co., Inc. .....................         2,737,500
   70,000 Minnesota Mining & Manufacturing Co. ............         6,090,000
  125,000 Weyerhaeuser Co. ................................         5,718,750
                                                                  -----------
                                                                   14,546,250
                                                                  -----------
          TRANSPORTATION - 1.99%

   80,000 Union Pacific Corp. .............................         5,100,000
                                                                  -----------
          TOTAL COMMON STOCKS .............................       207,469,500
          Cost $146,434,664)                                     ------------

   PAR VALUE
   ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.98%

              FEDERAL HOME LOAN BANK (A) - 16.75%

$  42,950,000 5.27%, 05/01/97 .............................        42,950,000
                                                                 ------------
              U.S. TREASURY NOTES - 1.54%

   2,000,000  5.13%, 03/31/98 .............................         1,987,118
   2,000,000  5.50%, 04/15/00 .............................         1,952,660
                                                                 ------------
                                                                    3,939,778
                                                                 ------------
              U.S. TREASURY BOND - 0.69%

   1,700,000  7.50%, 11/15/16 .............................         1,782,246

              TOTAL U. S. GOVERNMENT AND
              AGENCY OBLIGATIONS ..........................        48,672,024
              (Cost $48,612,781)                                ------------

TOTAL INVESTMENTS - 99.86% ................................       256,141,524
(Cost $195,047,445)                                              ------------

NET OTHER ASSETS AND LIABILITIES - 0.14% ..................           358,174
                                                                 ------------
NET ASSETS - 100.00% ......................................     $ 256,499,698
                                                                =============
--------------------------
(A)               Annualized yield at time of purchase.
REIT              Real Estate Investment Trust

                      See Notes to Financial Statements.

            ----------------
                                  GROWTH AND INCOME FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)

            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------
 COMMON STOCKS - 89.99%

           CONSUMER STAPLES - 17.38%

   160,000 American Home Products Corp. ...................       $10,600,000
   210,000 Archer-Daniels-Midland Co. .....................         3,858,750
    72,000 Baxter International, Inc. .....................         3,447,000
   194,000 Elan Corp. Plc, ADR* ...........................         6,596,000
    74,000 Heinz (H. J.) Co. ..............................         3,071,000
    90,000 Humana, Inc.* ..................................         1,957,500
    52,000 Lilly (Eli) & Co. ..............................         4,569,500
    70,000 Merck & Co., Inc. ..............................         6,335,000
   144,000 PepsiCo, Inc. ..................................         5,022,000
    38,000 Pfizer, Inc. ...................................         3,648,000
   140,000 Pharmacia & Upjohn, Inc. .......................         4,147,500
   110,000 Stryker Corp. ..................................         3,616,250
   116,000 Supervalu, Inc. ................................         3,552,500
                                                                  -----------
                                                                   60,421,000
                                                                  -----------
          FINANCE - 13.97%

   66,000 Chubb Corp. .....................................         3,811,500
   60,000 Corestates Financial Corp. ......................         3,037,500
  135,000 Countrywide Credit Industries, Inc. .............         3,661,875
   78,000 Exel, Ltd. ......................................         3,042,000
   80,000 Fannie Mae ......................................         3,290,000
   50,000 First Chicago NBD Corp. .........................         2,812,500
  118,000 First USA, Inc. .................................         5,678,750
   24,000 General Re Corp. ................................         4,014,000
   58,000 ITT Hartford Group, Inc. ........................         4,321,000
   80,000 Lincoln National Corp. ..........................         4,480,000
   34,000 Morgan (J.P.) & Co., Inc. .......................         3,463,750
   64,000 National City Corp. .............................         3,120,000
  145,000 Nationwide Financial Services, Inc.
          Class A* ........................................         3,842,500
                                                                  -----------
                                                                   48,575,375
                                                                  -----------
          TECHNOLOGY - 12.97%

  110,000 AMP, Inc. .......................................         3,946,250
   60,000 Avnet, Inc. .....................................         3,652,500
   60,000 Computer Sciences Corp.* ........................         3,750,000
  200,000 Electronic Data Systems Corp. ...................         6,675,000
   40,000 Harris Corp. ....................................         3,420,000
   84,000 Hewlett-Packard Co. .............................         4,410,000
   36,000 International Business Machines Corp. ...........         5,787,000
   57,000 Motorola, Inc. ..................................         3,263,250
   46,000 Pitney Bowes, Inc. ..............................         2,944,000
   40,000 Texas Instruments, Inc. .........................         3,570,000
   60,000 Xerox Corp. .....................................         3,690,000
                                                                  -----------
                                                                   45,108,000
                                                                  -----------
          CONSUMER CYCLICAL - 11.35%

   84,000 Cooper Tire & Rubber Co. ........................         1,848,000
  155,000 Dun & Bradstreet Corp. ..........................         3,816,875
   67,000 Eastman Kodak Co. ...............................         5,594,500
  140,000 Ford Motor Co. ..................................         4,865,000
  104,000 Lowe's Cos., Inc. ...............................         3,952,000
   82,000 McDonald's Corp. ................................         4,397,250
   80,000 Penney (J.C.) Co., Inc. .........................         3,820,000
  124,000 Pep Boys-Manny, Moe & Jack ......................         4,045,500
   66,000 Reuters Holdings Plc, ADR .......................         4,067,250
  108,000 Wal-Mart Stores, Inc. ...........................         3,051,000
                                                                  -----------
                                                                   39,457,375
                                                                  -----------
          ENERGY - 9.17%

   75,000 Amoco Corp. .....................................         6,271,875
   39,000 Atlantic Richfield Co. ..........................         5,308,875
   51,000 Chevron Corp. ...................................         3,493,500
   42,000 Halliburton Co. .................................         2,966,250
   59,000 Mobil Corp. .....................................         7,670,000
  168,000 Occidental Petroleum Corp. ......................         3,717,000
   22,000 Schlumberger, Ltd. ..............................         2,436,500
                                                                  -----------
                                                                   31,864,000
                                                                  -----------
          CAPITAL GOODS - 7.75%

   26,000 Boeing Co. ......................................         2,564,250
  126,000 Dresser Industries, Inc. ........................         3,764,250
  124,000 Foster Wheeler Corp. ............................         4,789,500
   30,000 General Electric Co. ............................         3,326,250
  132,000 Hubbell, Inc., Class A ..........................         5,296,500
  124,000 Thermo Electron Corp.* ..........................         4,278,000
  100,000 WMX Technologies, Inc. ..........................         2,937,500
                                                                  -----------
                                                                   26,956,250
                                                                  -----------
          UTILITIES - 6.76%

   64,000 American Telephone & Telegraph Corp. ............         2,144,000
  112,000 Century Telephone Enterprises, Inc. .............         3,346,000
  146,000 Entergy Corp. ...................................         3,412,750
   86,000 GTE Corp. .......................................         3,945,250
   70,000 SBC Communications, Inc. ........................         3,885,000
   92,000 Southern New England Telecommunication ..........         3,358,000
   77,000 Vodafone Group Plc, ADR .........................         3,407,250
                                                                  -----------
                                                                   23,498,250
                                                                  -----------
          BASIC MATERIALS - 6.37%

  110,000 Dexter Corp. ....................................         3,286,250
   38,000 Dow Chemical Co. ................................         3,225,250
  190,000 Ethyl Corp. .....................................         1,733,750
   90,000 Goodrich (B.F.) Co. .............................         3,588,750
  106,000 Lubrizol Corp. ..................................         3,471,500
   82,000 Morton International, Inc. ......................         3,433,750
  148,000 Pall Corp. ......................................         3,422,500
                                                                  -----------
                                                                   22,161,750
                                                                  -----------
          TRANSPORTATION - 4.27%

   30,000 British Airways Plc, ADR ........................       $ 3,438,750
   50,000 Burlington Northern Santa Fe Corp. ..............         3,937,500
   64,000 GATX Corp. ......................................         3,504,000
   62,000 Union Pacific Corp. .............................         3,952,500
                                                                  -----------
                                                                   14,832,750
                                                                  -----------
          TOTAL COMMON STOCKS .............................       312,874,750
          (Cost $265,390,658)                                     -----------

PREFERRED STOCKS - 1.60%

   80,000 Loral Space and Communications (B) ..............         3,820,000
   31,000 Tosco Financing Trust (B) .......................         1,722,437
                                                                 ------------
   Total Preferred Stocks .................................         5,542,437
   (Cost $5,585,750)                                             ------------

   PAR VALUE
   ---------

U.S. AGENCY OBLIGATION (A) - 9.08%

            FEDERAL HOME LOAN BANK - 9.08%

$31,565,000 5.27%, 05/01/97 ..............................         31,565,000
                                                                 ------------
            TOTAL U.S. AGENCY OBLIGATION .................         31,565,000
            (Cost $31,565,000)                                   ------------

TOTAL INVESTMENTS - 100.67% ..............................        349,982,187
(Cost $302,541,408)                                              -------------

NET OTHER ASSETS AND LIABILITIES - (0.67)% ...............         (2,317,668)
                                                                 ------------
NET ASSETS - 100.00% .....................................       $347,664,519
                                                                 ============
--------------------------
*      Non-income producing security.
(A)    Annualized yield at time of purchase.
(B)    Securities exempt from registration under Rule 144A of the Securities
       Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At 04/30/97, these securities amounted to $5,542,437, or 1.60% of net assets.
ADR    American Depositary Receipt

                       See Notes to Financial Statements.

            ----------------
                                  EQUITY VALUE FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)
            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------

COMMON STOCKS - 90.86%

           TECHNOLOGY - 19.24%

   138,166 Analog Devices, Inc.* ..........................       $ 3,695,941
   109,400 Beckman Instruments, Inc. ......................         4,594,800
   214,800 Cabletron Systems, Inc.* .......................         7,410,600
   129,900 Cisco Systems, Inc.* ...........................         6,722,325
    96,700 Compaq Computer Corp.* .........................         8,255,763
   136,800 Computer Associates International, Inc. ........         7,113,600
   156,000 EMC Corp.* .....................................         5,674,500
   108,300 Hewlett-Packard Co. ............................         5,685,750
    75,200 Intel Corp. ....................................        11,515,000
    34,100 International Business Machines Corp. ..........         5,481,575
   130,700 3Com Corp.* ....................................         3,790,300
                                                                  -----------
                                                                   69,940,154
                                                                  -----------
           FINANCE - 18.67%

    64,450 AFLAC, Inc. ....................................         2,771,350
    18,400 American International Group, Inc. .............         2,364,400
   128,000 Banc One Corp. .................................         5,424,000
    59,100 BankBoston Corp. ...............................         4,299,525
    40,800 Beneficial Corp. ...............................         2,611,200
    72,500 Chase Manhattan Corp. ..........................         6,715,313
    14,600 Citicorp .......................................         1,644,325
   112,300 Edwards (A.G.), Inc. ...........................         3,930,500
   151,700 Fannie Mae .....................................         6,238,663
    52,100 First Union Corp. ..............................         4,376,400
   102,300 Firstar Corp. ..................................         3,005,063
    52,500 MBIA, Inc. .....................................         5,112,188
    71,900 Mellon Bank Corp. ..............................         5,976,688
    92,900 National City Corp. ............................         4,528,875
   113,300 Signet Banking Corp. ...........................         3,498,138
    45,200 Student Loan Marketing Association .............         5,344,892
                                                                  -----------
                                                                   67,841,520
                                                                  -----------
           CONSUMER CYCLICAL - 16.22%

    91,700 Armstrong World Industries, Inc. ...............         6,029,275
    50,000 Black & Decker Corp. ...........................         1,675,000
   166,800 Carnival Corp., Class A ........................         6,150,750
   104,300 Chrysler Corp. .................................         3,129,000
    51,300 Circuit City Stores-Circuit City Group .........         2,032,763
   103,250 Dollar General Corp. ...........................         3,265,281
   136,200 Echlin, Inc. ...................................         4,443,525
    90,000 Family Dollar Stores, Inc. .....................         2,351,250
   142,400 Fleetwood Enterprises, Inc. ....................         3,755,800
   108,200 Gap, Inc. ......................................         3,448,875
    99,400 Harley-Davidson, Inc. ..........................         3,926,300
   204,300 Kaufman & Broad Home Corp. .....................         2,834,663
   164,500 Mattel, Inc. ...................................         4,585,438
    91,100 Pep Boys-Manny, Moe & Jack .....................         2,972,138
    60,000 TJX Cos., Inc. .................................         2,835,000
   267,600 Wendy's International, Inc. ....................         5,519,250
                                                                  -----------
                                                                   58,954,308
                                                                  -----------
           CONSUMER STAPLES - 15.73%

    35,500 Abbott Laboratories ............................         2,165,500
   103,000 American Home Products Corp. ...................         6,823,750
    63,200 Amgen, Inc. ....................................         3,720,900
    85,700 Becton Dickinson & Co. .........................         3,942,200
   114,800 Bergen Brunswig Corp., Class A .................         3,917,550
   252,000 Biomet, Inc. ...................................         3,827,250
    33,600 Bristol-Myers Squibb Co. .......................         2,200,800
    32,900 Colgate Palmolive Co. ..........................         3,651,900
   129,700 IBP, Inc. ......................................         3,080,375
   119,800 Kimberly-Clark Corp. ...........................         6,139,750
    62,100 Manpower, Inc. .................................         2,491,763
   105,200 Nellcor Puritan Bennett, Inc.* .................         1,788,400
   199,800 Philip Morris Cos., Inc. .......................         7,867,125
    69,300 Schering-Plough Corp. ..........................         5,544,000
                                                                  -----------
                                                                   57,161,263
                                                                  -----------
           ENERGY - 5.97%

    39,700 Amoco Corp. ....................................       $ 3,319,913
    14,616 British Petroleum Co. Plc, ADR .................         2,011,527
   141,600 Coastal Corp. ..................................         6,726,000
   171,700 Phillips Petroleum Co. .........................         6,760,688
    20,000 Smith International, Inc.* .....................           947,500
   102,200 Union Texas Petroleum Holdings, Inc. ...........         1,929,025
                                                                  -----------
                                                                   21,694,653
                                                                  -----------
           CAPITAL GOODS AND CONSTRUCTION - 5.83%

    89,000 Cincinnati Milacron, Inc. ......................         1,802,250
    34,400 General Electric Co. ...........................         3,814,100
    27,100 Illinois Tool Works, Inc. ......................         2,476,263
    93,000 Ingersoll-Rand Co. .............................         4,568,625
    63,400 Johnson Controls, Inc. .........................         2,432,975
    68,300 Lockheed Martin Corp. ..........................         6,112,850
                                                                  -----------
                                                                   21,207,063
                                                                  -----------
           UTILITIES - 3.93%

   118,000 GTE Corp. ......................................         5,413,250
    48,200 NYNEX Corp. ....................................         2,494,350
   179,800 Public Service Enterprise Group, Inc. ..........         4,337,675
   100,000 Southern Co. ...................................         2,037,500
                                                                  -----------
                                                                   14,282,775
                                                                  -----------
           TRANSPORTATION - 3.54%

    32,000 AMR Corp.* .....................................         2,980,000
    20,900 British Airways Plc, ADR .......................         2,395,663
    20,000 Delta Air Lines, Inc. ..........................         1,842,500
   169,800 Illinois Central Corp. .........................         5,645,850
                                                                  -----------
                                                                   12,864,013
                                                                  -----------
          BASIC MATERIALS - 1.73%

   26,800 Nalco Chemical Co. ..............................           964,800
  107,100 Nucor Corp. .....................................         5,328,225
                                                                  -----------
                                                                    6,293,025
                                                                  -----------
          TOTAL COMMON STOCKS .............................       330,238,774
          Cost $277,778,496)                                     -----------

  PAR
 VALUE
 -----

U.S. AGENCY OBLIGATION (A) - 8.92%

            FEDERAL HOME LOAN BANK - 8.92%

$32,410,000 5.27%, 05/01/97 ...............................        32,410,000
                                                                -------------
            TOTAL U.S. AGENCY OBLIGATION ..................        32,410,000
            (Cost $32,410,000)                                  -------------

TOTAL INVESTMENTS - 99.78% ................................       362,648,774
(Cost $310,188,496)                                             -------------

NET OTHER ASSETS AND LIABILITIES - 0.22% ..................           796,651
                                                                -------------
NET ASSETS - 100.00% ......................................     $ 363,445,425
                                                                =============
--------------------
*  Non-income producing security.
(A)  Annualized yield at time of purchase.
ADR  American Depositary Receipt

                       See Notes to Financial Statements.

            ----------------
                                  EQUITY GROWTH FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)
            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------

COMMON STOCKS - 88.91%

           CONSUMER STAPLES - 21.88%

   270,000 Abbott Laboratories ............................      $ 16,470,000
   120,000 American Home Products Corp. ...................         7,950,000
   150,000 Amgen, Inc.* ...................................         8,831,250
   175,000 Bristol-Myers Squibb Co. .......................        11,462,500
   150,000 ConAgra, Inc. ..................................         8,643,750
   110,000 CPC International, Inc. ........................         9,088,750
   250,000 Elan Corp. Plc, ADR* ...........................         8,500,000
   175,000 Gillette Co. ...................................        14,875,000
   175,000 Guidant Corp. ..................................        11,943,750
   200,000 Johnson & Johnson ..............................        12,250,000
   160,000 Lilly (Eli) & Co. ..............................        14,060,000
   200,000 Merck & Co., Inc. ..............................        18,100,000
   300,000 PepsiCo, Inc. ..................................        10,462,500
   200,000 Pfizer, Inc. ...................................        19,200,000
   100,000 Procter & Gamble Co. ...........................        12,575,000
                                                                 ------------
                                                                  184,412,500
                                                                 ------------
           TECHNOLOGY - 16.93%

   350,000 Automatic Data Processing, Inc. ................        15,837,500
   285,500 BBN Corp.* .....................................         6,637,875
   250,000 CISCO Systems, Inc. ............................        12,937,500
   175,000 Compaq Computer Corp.* .........................        14,940,625
   325,000 DSC Communications Corp.* ......................         6,621,875
   250,000 Electronic Data Systems Corp. ..................         8,343,750
   125,000 Intel Corp. ....................................        19,140,625
    51,100 International Business Machines Corp. ..........         8,214,325
   150,000 Lucent Technologies, Inc. ......................         8,868,750
   110,000 Microsoft Corp.* ...............................        13,365,000
   220,000 Oracle Corp.* ..................................         8,745,000
   225,000 Teradyne, Inc.* ................................         7,368,750
   190,000 Xerox Corp. ....................................        11,685,000
                                                                 ------------
                                                                  142,706,575
                                                                 ------------
           ENERGY - 14.52%

   160,000 Amoco Corp. ....................................        13,380,000
   250,000 Anadarko Petroleum Corp. .......................        13,718,750
   225,000 Baker Hughes, Inc. .............................         7,762,500
   150,000 Cooper Cameron Corp.* ..........................        10,687,500
   125,000 Halliburton Co. ................................         8,828,125
   100,000 Mobil Corp. ....................................        13,000,000
   375,000 Oryx Energy Co.* ...............................         7,500,000
   150,000 Schlumberger, Ltd. .............................        16,612,500
   275,000 Sonat, Inc. ....................................        15,709,375
   250,000 Transocean Offshore, Inc. ......................        15,156,250
                                                                 ------------
                                                                  122,355,000
                                                                 ------------
           FINANCE - 10.97%

   140,000 American International Group, Inc. .............      $ 17,990,000
   225,000 Associates First Capital Corp. .................        11,531,250
   270,000 Barnett Banks, Inc. ............................        13,196,250
   150,000 Chase Manhattan Corp. ..........................        13,893,750
   400,000 Fannie Mae .....................................        16,450,000
   225,000 First Chicago NBD Corp. ........................        12,656,250
   100,000 St. Paul Cos., Inc. ............................         6,700,000
                                                                 ------------
                                                                   92,417,500
                                                                 ------------
           CONSUMER CYCLICAL - 7.90%

   150,000 Disney (Walt) Co. ..............................        12,300,000
   300,000 Ford Motor Co. .................................        10,425,000
   200,000 McDonald's Corp. ...............................        10,725,000
   175,000 Penney (J.C.) Co., Inc. ........................         8,356,250
   350,000 Sherwin-Williams Co. ...........................        10,587,500
   300,000 TJX Cos., Inc. .................................        14,175,000
                                                                 ------------
                                                                   66,568,750
                                                                 ------------
           CAPITAL GOODS AND CONSTRUCTION - 7.87%

   140,000 Boeing Co. .....................................        13,807,500
   225,000 Deere & Co. ....................................        10,350,000
   150,000 General Electric Co. ...........................        16,631,250
   150,000 Rockwell International Corp. ...................         9,975,000
   450,000 Thermo Electron Corp.* .........................        15,525,000
                                                                 ------------
                                                                   66,288,750
                                                                 ------------
           TRANSPORTATION - 3.44%

   100,000 AMR Corp.* .....................................         9,312,500
   250,000 KLM Royal Dutch Air Lines NV ...................         7,437,500
   225,000 Tidewater, Inc. ................................         9,028,125
    50,000 Union Pacific Corp. ............................         3,187,500
                                                                 ------------
                                                                   28,965,625
                                                                 ------------
           BASIC MATERIALS - 2.74%

   250,000 IMC Global, Inc. ...............................         9,218,750
   325,000 Monsanto Co. ...................................        13,893,750
                                                                 ------------
                                                                   23,112,500
                                                                 ------------
           UTILITIES - 2.66%

   275,000 SBC Communications, Inc. .......................        15,262,500
   300,000 WorldCom, Inc.* ................................         7,200,000
                                                                 ------------
                                                                   22,462,500
                                                                 ------------
           TOTAL COMMON STOCKS ............................       749,289,700
           (Cost $521,977,512)                                   ------------

PREFERRED STOCKS - 4.09%

   140,000 AES Trust I, SeriesA* ..........................         7,647,500
   275,000 Loral Space and Communications (B) .............        13,131,250
   300,000 Qualcomm Financial Trust (B) * .................        13,650,000
                                                                 ------------
   TOTAL PREFERRED STOCKS .................................        34,428,750
   (Cost $35,750,000)                                            ------------

   PAR VALUE
   ---------

U.S. AGENCY OBLIGATION (A) - 7.45%

            FEDERAL HOME LOAN BANK - 7.45%

$62,815,000 5.27%, 05/01/97 ...............................        62,815,000
                                                                 ------------
            TOTAL U.S. AGENCY OBLIGATION ..................        62,815,000
            (Cost $62,815,000)                                    ------------

TOTAL INVESTMENTS - 100.45% ...............................       846,533,450
(Cost $620,542,512)                                              ------------

NET OTHER ASSETS AND LIABILITIES - (0.45)% ................       (3,782,935)
                                                                 ------------
NET ASSETS - 100.00% ......................................     $ 842,750,515
                                                                =============
---------------------
*    Non-income producing security.
(A)  Annualized yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At 04/30/97, these securities amounted to $26,781,250, or 3.18% of net assets.
ADR  American Depositary Receipt

                       See Notes to Financial Statements.

            ----------------
                                  SMALL CAP VALUE FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)
            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------

COMMON STOCKS - 89.84%

          TECHNOLOGY - 20.61%

   56,200 Analogic Corp. ..................................       $ 1,643,850
   65,900 BancTec, Inc.* ..................................         1,507,463
   50,000 Benchmark Electronics, Inc.* ....................         1,412,500
   32,400 Berg Electronics Corp.* .........................           972,000
   69,000 BGS Systems, Inc. ...............................         2,001,000
  180,112 Boole & Babbage, Inc.* ..........................         3,827,380
   63,500 Burr-Brown Corp.* ...............................         1,873,250
   56,200 Clare (C.P.) Corp.* .............................           505,800
   19,300 Complete Business Solutions, Inc.* ..............           197,825
   90,700 Computer Task Group, Inc. .......................         3,911,438
   57,510 Deltek Systems, Inc.* ...........................           560,723
   10,000 DONCASTERS Plc, ADR* ............................           225,000
   24,700 Flextronics International, Ltd.* ................           475,475
   15,000 Fluke Corp. .....................................           676,875
   27,500 Fusion Medical Technologies, Inc.* ..............           106,563
   29,200 Information Resources, Inc.* ....................           386,900
   58,600 Instron Corp. ...................................           681,225
   17,200 Interphase Corp.* ...............................           116,100
   26,700 INTERSOLV, Inc.* ................................           203,588
   46,600 Keithley Instruments, Inc. ......................           384,450
   37,700 K-Tron International, Inc.* .....................           438,263
   57,600 MacNeal-Schwendler Corp. ........................           547,200
   47,500 MapInfo Corp.* ..................................           480,938
  113,520 May & Speh, Inc.* ...............................           837,210
   15,000 MDSI Mobile Data Solutions, Inc.* ...............           249,375
   40,000 Mentor Graphics Corp.* ..........................           282,500
   38,500 Nashua Corp.* ...................................           437,938
   24,000 National Computer Systems, Inc. .................           603,000
   43,000 NovAtel, Inc.* ..................................           231,125
   25,000 Pasifik (P.T.) Satelit Nusantara, ADR* ..........           250,000
   77,500 Peerless Group, Inc.* ...........................           552,188
   23,100 Perceptron, Inc.* ...............................           652,575
   35,000 Performance Technologies, Inc.* .................           389,375
   23,500 Phoenix Technologies, Ltd.* .....................           267,313
    8,700 SEEC, Inc.* .....................................           101,138
   25,000 Summa Four, Inc.* ...............................           187,500
   50,000 Sybase, Inc.* ...................................           737,500
   29,400 Symix Systems, Inc.* ............................           238,875
   39,500 Teltrend, Inc.* .................................           730,750
   31,000 Total Control Products, Inc.* ...................           240,250
   81,100 Unitrode Corp.* .................................         3,203,450
   40,000 Viewlogic Systems, Inc.* ........................           560,000
   19,600 Viisage Technology, Inc.* .......................           178,850
   24,000 VMARK Software, Inc.* ...........................           156,000
   44,900 Wood's (T.B.), Inc. .............................           622,988
                                                                 ------------
                                                                   34,845,706
                                                                 ------------
          CONSUMER CYCLICAL - 17.30%

   82,450 ADVO, Inc.* .....................................      $    999,706
   43,500 American Business Information, Inc.* ............           826,500
   44,000 American Homestar Corp.* ........................           715,000
   33,800 Applied Graphics Technologies, Inc.* ............         1,022,450
   48,400 ASI Solutions, Inc.* ............................           296,450
   66,900 Beazer Homes USA, Inc.* .........................           928,238
   59,300 Cash America International, Inc. ................           526,288
   23,388 Champion Enterprises, Inc.* .....................           356,667
   22,600 CN Biosciences, Inc.* ...........................           327,700
   40,000 Cooker Restaurant Corp. .........................           365,000
   12,500 Culp, Inc.* .....................................           221,875
   58,600 El Chico Restaurants, Inc.* .....................           395,550
   71,000 Fieldcrest Cannon, Inc.* ........................         1,278,000
   32,242 Harte-Hanks Communications, Inc. ................           878,595
   72,025 Horton (D.R.), Inc. .............................           702,244
   26,500 Houghton Mifflin Co. ............................         1,487,313
   28,400 Interim Services, Inc.* .........................         1,100,500
   21,500 K2, Inc. ........................................           561,688
   40,000 Lazare Kaplan International, Inc.* ..............           545,000
   32,700 Monaco Coach Corp.* .............................           654,000
   37,070 O'Charley's, Inc.* ..............................           486,544
   22,000 PCA International, Inc. .........................           352,000
   45,000 Platinum Entertainment, Inc.* ...................           243,281
   32,950 Pluma, Inc.* ....................................           411,875
   80,400 Protection One, Inc.* ...........................           814,050
   85,400 R & B, Inc.* ....................................           619,150
   61,800 Rival Co. .......................................           842,025
   11,375 Ruby Tuesday, Inc.* .............................           224,656
   83,500 Ryan's Family Steak Houses, Inc.* ...............           741,063
   61,000 Sagebrush, Inc.* ................................           335,500
  106,700 SEI Corp. .......................................         2,240,700
   65,500 Spaghetti Warehouse, Inc.* ......................           319,313
   31,400 TCA Cable TV, Inc. ..............................         1,004,800
   40,000 The O'Gara Co.* .................................           427,500
   26,000 Thomas Group, Inc.* .............................           186,875
   20,000 Toll Brothers, Inc.* ............................           365,000
   49,600 Toro Co. ........................................         1,736,000
   48,500 Unifirst Corp. ..................................           921,500
  108,750 Unitog Co. ......................................         2,202,188
   89,900 Worldtex, Inc.* .................................           584,350
                                                                 ------------
                                                                   29,247,134
                                                                 ------------
          FINANCE - 15.88%

   29,600 ACC Consumer Finance Corp.* .....................      $    247,900
   58,000 American Annuity Group, Inc. ....................           971,500
   37,500 AmVestors Financial Corp. .......................           600,000
   24,800 BancFirst Corp. .................................           706,800
   17,650 BSB Bancorp, Inc. ...............................           529,500
    9,735 CENFED Financial Corp. ..........................           277,448
    4,100 Centennial Bancorp* .............................            76,875
   20,100 Coast Savings Financial, Inc.* ..................           809,025
   17,000 Coastal Bancorp, Inc. ...........................           403,750
   37,000 Colonial Downs Holdings, Inc., Class A* .........           263,625
   16,300 Consumer Portfolio Services, Inc.* ..............           126,325
   60,800 Cordiant Plc, ADR* ..............................           380,000
  116,700 D & N Financial Corp.* ..........................         2,027,663
   77,500 Dignity Partners, Inc.* .........................           208,281
   54,000 Emergent Group, Inc.* ...........................           526,500
   13,000 First Alliance Corp.* ...........................           266,500
   10,000 First Industrial Realty Trust, Inc., REIT .......           295,000
   25,700 FirstBank Puerto Rico ...........................           671,413
   11,500 GBC Bancorp .....................................           368,000
   29,970 Hanmi Bank* .....................................           406,468
   28,700 HealthCare Financial Partners, Inc.* ............           344,400
   34,850 Healthcare Realty Trust, Inc., REIT .............           901,744
   39,800 Home State Holdings, Inc.* ......................           111,938
   77,500 Innkeepers USA Trust, REIT ......................         1,085,000
   61,180 Integon Corp. ...................................           619,448
   30,000 Intercargo Corp. ................................           292,500
      807 Investors Financial Services Corp., Class A .....            28,245
   12,200 Kansas City Life Insurance Co. ..................           843,325
   15,000 LaSalle Re Holdings, Ltd. .......................           416,250
   54,300 Matrix Capital Corp.* ...........................           617,663
   50,000 NHP, Inc.* ......................................         1,134,375
   25,000 Ohio Casualty Corp. .............................           971,875
    4,460 Oriental Financial Group .........................          102,580
   17,700 PennCorp Financial Group, Inc. ..................           608,438
   41,500 Poe & Brown, Inc. ...............................         1,089,375
   18,700 RedFed Bancorp, Inc.* ...........................           245,438
   31,200 Security Connecticut Corp. ......................         1,439,100
   40,000 Selective Insurance Group, Inc. .................         1,610,000
   36,750 Southwest Securities Group, Inc. ................           578,813
   20,000 Symons International Group, Inc.* ...............           295,000
   37,900 Team Rental Group, Inc.* ........................           852,750
   25,000 Terra Nova (Bermuda) Holdings, Ltd., Class A ....           468,750
   21,598 UMB Financial Corp. .............................           836,923
   12,000 UnionBancorp, Inc. ..............................           147,000
   23,200 USBANCORP, Inc. .................................         1,049,800
                                                                 ------------
                                                                   26,853,303
                                                                 ------------
          ENERGY - 10.92%

   75,000 Alamco, Inc.* ...................................      $    984,375
   20,000 American Exploration Co.* .......................           225,000
   31,000 Belden & Blake Corp.* ...........................           798,250
   85,000 Bellwether Exploration Co.* .....................           743,750
   44,200 Berry Petroleum Co., Class A ....................           646,425
   64,000 Cairn Energy USA, Inc.* .........................           712,000
   42,000 Cross Timbers Oil Co.* ..........................           651,000
    5,000 Dawson Geophysical Co.* ..........................           54,375
   32,200 Devon Energy Corp. ..............................         1,062,600
  198,000 Gulf Canada Resources, Ltd.* ...................          1,608,750
   19,000 Gulfmark International, Inc.* ...................         1,353,750
   20,000 MarkWest Hydrocarbon, Inc.* .....................           260,000
   25,000 Nuevo Energy Co.* ...............................           859,375
   18,800 Oceaneering International, Inc.* ................           272,600
   12,500 Offshore Logistics, Inc.* .......................           225,000
   97,200 Parker & Parsley Petroleum Co. ..................         3,207,600
   50,800 Pogo Producing Co. ..............................         1,860,550
   30,200 Pride Petroleum Services, Inc.* .................           520,950
   11,962 Tejas Gas Corp.* ................................           496,423
   18,000 United Meridian Corp.* ..........................           510,750
   50,000 Vintage Petroleum, Inc. .........................         1,412,500
                                                                 ------------
                                                                   18,466,023
                                                                 ------------
          CONSUMER STAPLES - 9.38%

   31,800 Ballard Medical Products ........................           604,200
   43,900 Bindley Western Industries, Inc. ................           823,125
   10,500 Biosite Diagnostics, Inc.* ......................            90,563
   52,600 Fine Host Corp.* ................................         1,328,127
   36,000 Gish Biomedical, Inc.* ..........................           180,000
   13,600 Healthdyne Technologies, Inc.* ..................           200,600
  105,151 ICN Pharmaceuticals, Inc. .......................         2,221,315
   75,000 Kinetic Concepts, Inc. ..........................         1,115,625
   84,300 Lifecore Biomedical, Inc.* ......................         1,053,750
   10,700 Marquette Medical Systems, Inc., Class A* .......           215,338
   64,875 Minntech Corp. ..................................           681,188
    7,583 Morrison Health Care, Inc. ......................           112,797
   78,000 Northland Cranberries, Inc., Class A ............           897,000
   58,000 Noven Pharmaceuticals, Inc.* ....................           435,000
   32,767 Paracelsus Healthcare Corp.* ....................           119,625
   31,100 Paragon Trade Brands, Inc.* .....................           497,600
   60,000 Physicians Corp. Of America* ....................           292,500
   84,150 Res-Care, Inc.* .................................         1,356,919
   15,900 Respironics, Inc.* ..............................           296,138
   48,000 Richfood Holdings, Inc. .........................           978,000
   56,500 Rykoff-Sexton, Inc. .............................         1,024,063
   31,300 SOS Staffing Services, Inc.* ....................           367,775
   21,700 Staffmark, Inc.* ................................           292,950
  130,500 Unilab Corp.* ...................................            73,406
   20,000 United American Healthcare Corp.* ...............            87,500
   25,000 U.S. Bioscience, Inc.* ..........................           220,313
   32,000 Western Staff Services, Inc.* ...................           304,000
                                                                 ------------
                                                                   15,869,417
                                                                 ------------
          CAPITAL GOODS AND CONSTRUCTION - 8.73%

   32,000 ABC Rail Products Corp.* ........................           556,000
   93,200 Aeroflex, Inc.* .................................           314,550
   41,000 Analysis & Technology, Inc. .....................           579,125
   20,000 Atchison Casting Corp.* .........................           355,000
   44,500 Brown & Sharpe Manufacturing Co., Class A* ......           556,250
   20,328 Chemi-Trol Chemical Co. .........................           259,183
   31,950 Chicago Bridge & Iron Co. N.V.* .................           543,150
   55,200 Comptek Research, Inc.* .........................           303,600
   23,300 Durco International, Inc. .......................           579,588
   77,000 Evans & Sutherland Computer Corp.* ..............         1,790,250
   45,250 Farr Co.* .......................................           543,000
   73,700 Giga-Tronics, Inc.* .............................           552,750
   20,000 Gilbert Associates,Inc., Class A ................           265,000
   37,000 Global Industrial Technologies, Inc.* ...........           675,250
   34,600 Key Technology, Inc.* ...........................           579,550
   54,500 Layne, Inc.* ....................................           858,375
   104,300 LSI Industries, Inc. ...........................         1,134,263
   12,600 NCI Building Systems, Inc.* .....................           390,600
   27,900 Newpark Resources, Inc.* ........................         1,252,013
   15,000 Osmonics, Inc.* .................................           236,250
   21,600 Rexel, Inc.* ....................................           380,700
   10,650 Shaw Group, Inc.* ...............................           143,775
   15,000 Sun Hydraulics, Inc. ............................           159,375
   21,200 Triangle Pacific Corp.* .........................           575,050
   17,000 Valmont Industries, Inc. ........................           677,875
   24,299 Varlen Corp. ....................................           504,205
                                                                 ------------
                                                                   14,764,727
                                                                 ------------
          BASIC MATERIALS - 3.76%

   35,700 Dexter Corp. ....................................         1,066,538
   20,000 Elcor Corp. .....................................           522,500
   10,300 Fuller (H.B.) Co. ...............................           552,338
   17,000 Greif Brothers Corp., Class A ...................           433,500
   22,000 Petrolite Corp. .................................         1,333,750
   64,000 Sealright Co., Inc. .............................           680,000
   28,700 SEDA Specialty Packaging Corp.* .................           473,550
   26,700 Steel of West Virginia, Inc.* ...................           240,300
   64,500 Sybron Chemicals, Inc.* .........................         1,056,188
                                                                 ------------
                                                                    6,358,664
                                                                 ------------
          TRANSPORTATION - 1.63%

   62,000 AirNet Systems, Inc.* ...........................           961,000
   20,000 Arnold Industries, Inc. .........................           295,000
   28,875 Cannon Express, Inc., Class A* ..................           187,688
   77,000 Simon Transportation Services, Inc.* ............         1,309,000
                                                                 ------------
                                                                    2,752,688
                                                                 ------------
          UTILITIES - 1.63%

   47,000 Aerial Communications, Inc.* ....................         $ 229,125
   20,400 Atmos Energy Corp. ..............................           461,550
   21,300 Cascade Natural Gas Corp. .......................           348,788
   20,000 Middlesex Water Co., Inc. .......................           340,000
   33,333 NTL, Inc.* ......................................           649,994
   43,300 Southwest Gas Corp. .............................           719,863
                                                                 ------------
                                                                    2,749,320
                                                                 ------------
          TOTAL COMMON STOCKS .............................       151,906,982
          (Cost $128,792,432)                                    ------------

   PAR VALUE
   ---------

CORPORATE BOND - 0.21%

$  369,900 MacNeal-Schwendler Corp.
           Convertible Subordinate Debenture
           7.88%, 08/18/04 ................................           361,577
                                                                -------------

           TOTAL CORPORATE BOND ...........................           361,577
           (Cost $369,900)                                      --------------

U.S. AGENCY OBLIGATION (A) - 10.23%

           FEDERAL HOME LOAN BANK - 10.23%

17,290,000 5.27%, 05/01/97 ................................        17,290,000
                                                                -------------
           TOTAL U.S. AGENCY OBLIGATION ...................        17,290,000
           (Cost $17,290,000)                                   -------------

TOTAL INVESTMENTS - 100.28% ...............................       169,558,559
(Cost $146,452,332)                                             -------------

NET OTHER ASSETS AND LIABILITIES - (0.28)% ................          (476,979)
                                                                --------------
NET ASSETS - 100.00% ......................................     $ 169,081,580
                                                                =============
----------------------------
*  Non-income producing security.
(A)   Annualized yield at time of purchase.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

                      See Notes to Financial Statements.

            ----------------
                                  SMALL COMPANY EQUITY FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)
            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------
COMMON STOCKS - 94.79%

          TECHNOLOGY - 28.85%

   13,000 Actel Corp.* ...................................        $  232,375
   38,700 Affiliated Computer Services, Inc., Class A* ...         1,006,200
   26,800 Allen Telecom, Inc.* ...........................           462,300
   24,946 Alternative Resources Corp.* ...................           361,717
   56,175 ANADIGICS, Inc.* ...............................         1,586,944
   85,750 Arbor Software Corp.* ..........................         2,133,031
   77,900 Aseco Corp.* ...................................           701,100
   47,232 Aspen Technology, Inc.* ........................         1,434,672
   16,850 Aware, Inc.* ...................................           176,925
   35,100 Berg Electronics Corp.* ........................         1,053,000
   29,605 BISYS Group, Inc.* .............................           947,360
   27,100 Black Box Corp.* ...............................           640,238
   20,350 Broadband Technologies, Inc.* ..................           190,781
  105,800 Cognex Corp.* ..................................         2,605,325
   30,719 Comverse Technology, Inc.* .....................         1,205,721
  137,431 Concord EFS, Inc.* .............................         2,714,262
   68,616 Cree Research, Inc.* ...........................           823,392
   35,450 Cybercash, Inc.* ...............................           496,300
   33,300 CyberMedia, Inc.* ..............................           416,250
  120,200 Deltek Systems, Inc.* ..........................         1,171,950
  169,944 DSP Communications, Inc.* ......................         1,348,931
   47,000 Dynatech Corp.* ................................         1,633,250
   33,900 Eltron International, Inc.* ....................           678,000
   70,600 FactSet Research Systems, Inc.* ................         1,429,650
   72,500 Forrester Research, Inc.* ......................         1,323,125
   59,282 Helix Technology Corp. .........................         1,800,691
  107,500 IDT Corp.* .....................................           591,250
   87,150 IKOS Systems, Inc.* ............................         1,437,975
   50,650 ILOG S.A., ADR* ................................           215,263
   19,200 Infinity Financial Technology, Inc.* ...........           242,400
   68,500 Information Management Resources, Inc.* ........         1,746,750
   87,892 Inso Corp.* ....................................         1,845,732
   49,400 International Telecommunication
          Data Systems, Inc.* ............................           592,800
   24,150 I2 Technologies, Inc.* .........................           917,700
   74,300 JDA Software Group, Inc.* ......................         1,876,075
   82,750 Kent Electronics Corp.* ........................         2,068,750
   97,250 Lightbridge, Inc.* .............................           680,750
   64,450 May & Speh, Inc.* ..............................           475,319
   67,800 Natural Microsystems Corp.* ....................         1,423,800
  157,500 Norstan, Inc.* .................................         2,205,000
   23,850 Novellus Systems, Inc.* ........................         1,377,338
   29,600 Open Market, Inc.* .............................           222,000
   34,750 Ortel Corp.* ...................................           451,750
   36,250 P-Com, Inc.* ...................................         1,037,656
  105,300 Periphonics Corp.* .............................         1,447,875
  377,800 Phonetel Technologies, Inc.* ...................           873,663
   74,750 Planning Sciences International Plc, ADR* ......           327,031
  221,120 Polycom, Inc.* .................................          635,720
   66,700 Premisys Communications, Inc.* .................           591,963
   57,399 PRI Automation, Inc.* ..........................         2,941,699
   65,739 Pure Atria Corp.* ..............................           640,955
   33,900 RadiSys Corp.* .................................           995,813
   58,250 Rational Software Corp.* .......................         $ 804,578
  104,100 Registry, Inc.* ................................         4,411,238
  130,150 Restrac, Inc.* .................................           325,375
   68,500 Richey Electronics, Inc.* ......................           693,563
   45,270 Saville Systems Ireland Plc, ADR* ..............         1,861,729
   53,400 SEEC, Inc.* ....................................           620,775
  104,900 Sigma Designs, Inc.* ...........................           281,919
  104,450 SmarTalk Teleservices, Inc.* ...................         1,122,838
   44,350 Speedfam International, Inc.* ..................         1,075,488
   62,695 SPSS, Inc.* ....................................         1,661,418
   22,900 STB Systems, Inc.* .............................           581,088
   97,676 SystemSoft Corp.* ..............................           744,780
   62,000 Tekelec* .......................................         1,426,000
  128,000 Teknor Industrial Computers, Inc.* .............           778,240
   68,500 Teltrend, Inc.* ................................         1,267,250
   38,451 TESSCO Technologies, Inc.* .....................           605,603
   78,789 The Learning Company, Inc.* ....................           512,129
   75,400 Tollgrade Communications, Inc.* ................         1,489,150
   65,600 Total Control Products, Inc.* ..................           508,400
   48,500 TriQuint Semiconductor, Inc.* ..................         1,442,875
   34,100 Unitrode Corp.* ................................         1,346,950
   22,700 VideoServer, Inc.* .............................           383,063
  117,650 Viisage Technology, Inc.* ......................         1,073,556
   34,100 Visio Corp.* ...................................         1,730,575
   40,800 VLSI Technology, Inc.* .........................           810,900
  178,970 VMARK Software, Inc.* ..........................         1,163,305
  115,600 Voice Control Systems, Inc.* ...................           563,550
  176,960 White Pine Software, Inc.* .....................           519,820
  124,400 Whittman-Hart, Inc.* ...........................         2,363,600
  106,400 Xionics Document Technologies, Inc.* ...........         1,236,900
                                                                 ------------
                                                                  89,843,172
                                                                 ------------
          CONSUMER STAPLES - 19.97%

   84,400 Anesta Corp.* ..................................         1,181,600
   47,250 Arterial Vascular Engineering, Inc.* ...........           702,817
  122,650 Biofield Corp.* ................................           544,259
   13,000 Biopsys Medical, Inc.* .........................           266,500
  103,850 Boston Biomedica, Inc.* ........................           986,575
   78,477 Casey's General Stores, Inc. ...................         1,481,253
  151,097 Chad Therapeutics, Inc.* .......................           982,131
   82,575 Clintrials Research, Inc.* .....................           639,956
   23,300 CRA Managed Care, Inc.* ........................           821,325
   73,600 Cytyc Corp.* ...................................         1,564,000
   44,520 G & K Services, Inc., Class A ..................         1,291,080
   64,900 Heartport, Inc.* ...............................         1,663,063
  129,454 Hologic, Inc.* .................................         2,686,171
  103,773 Horizon Mental Health Management, Inc.* ........         1,699,283
   94,700 HPR, Inc.* .....................................         1,337,638
   65,427 Lunar Corp.* ...................................         1,144,973
  161,550 MedCath, Inc.* .................................         2,140,538
   41,895 Medicis Pharmaceutical Corp.,
          Class A* .......................................         1,026,428
   69,550 National Surgery Centers, Inc.* ................         2,086,500
  343,250 Nature's Sunshine Products, Inc. ...............         4,676,781
  125,800 NeoPath, Inc.* .................................         1,981,350
   81,356 On Assignment, Inc.* ...........................         2,522,036
  257,800 OncorMed, Inc.* ................................           998,975
   95,650 Opta Food Ingredients, Inc.* ...................           418,469
   34,100 Parexel International Corp.* ...................           954,800
   43,850 Patterson Dental Co.* ..........................         1,468,975
   37,500 Pediatrix Medical Group, Inc.* .................         1,237,500
   68,500 Penederm, Inc.* ................................           736,375
   78,150 Pharmaceutical Product
          Development, Inc.* .............................         1,309,013
   75,600 Photoelectron Corp.* ...........................           330,750
  136,800 Physicians Specialty Corp.* ....................           803,700
   60,600 Prime Medical Services, Inc.* ..................           560,550
   51,698 QLT Phototherapeutics, Inc.* ...................         1,195,516
  174,530 Rexall Sundown, Inc.* ..........................         3,468,784
   45,460 Robert Half International, Inc.* ...............         1,784,305
   56,182 Romac International, Inc.* .....................         1,095,549
  114,050 RoTech Medical Corp.* ..........................         1,796,288
  129,619 RTW, Inc.* .....................................         1,085,559
  104,400 Sano Corp.* ....................................           991,800
   31,792 Sofamor/Danek Group, Inc.* .....................         1,239,888
   47,100 Spine-Tech, Inc.* ..............................         1,354,125
  139,500 Tecnol Medical Products, Inc.* .................         2,458,688
   80,430 TheraTech, Inc.* ...............................           743,978
  103,250 Urologix, Inc.* ................................         1,677,813
   95,600 Weider Nutrition International, Inc.* ..........         1,051,600
                                                                 ------------
                                                                  62,189,257
                                                                 ------------
          ENERGY - 15.38%

  129,322 Alamco, Inc.* ...................................        1,697,351
   39,290 American Oilfield Divers, Inc.* .................          353,610
   42,350 Belco Oil & Gas Corp.* ..........................          857,588
   60,162 Bellwether Exploration Co.* .....................          526,418
   42,321 BJ Services Co.* ................................        1,994,377
   46,858 Brown (Tom), Inc.* ..............................          855,159
   82,900 Cairn Energy USA, Inc.* .........................          922,263
   99,050 Chieftain International, Inc.* ..................        1,981,000
  145,850 Coho Energy, Inc.* ..............................        1,093,875
  276,320 Comstock Resources, Inc.* .......................        2,348,720
  190,890 Dawson Production Services, Inc.* ...............        2,052,068
   49,274 Devon Energy Corp. ..............................        1,626,042
   61,894 Dreco Energy Services, Ltd., Class A* ...........        1,965,135
   33,700 Flores & Rucks, Inc.* ...........................        1,470,163
  107,240 HarCor Energy, Inc.* ............................          623,333
   50,400 KCS Energy, Inc. ................................        1,638,000
  647,500 Magin Energy, Inc.* .............................        1,130,341
  117,800 Marine Drilling Co., Inc.* ......................        1,855,350
  448,400 Mercantile International
          Petroleum, Inc.* ................................          605,340
   18,750 National-Oilwell, Inc.* .........................          728,906
   78,400 Nuevo Energy Co.* ...............................        2,695,000
   99,700 Offshore Logistics, Inc.* .......................        1,794,600
   83,371 PetroCorp, Inc.* ................................          729,496
   26,000 Pool Energy Services Co.* .......................          338,000
  213,433 Pride Petroleum Services, Inc.* .................        3,681,719
   26,850 Production Operators Corp. ......................        1,543,875
   90,100 Stone Energy Corp.* .............................        2,410,175
  136,807 Swift Energy Co.* ...............................        2,890,048
  229,176 Texas Meridian Resources Corp.* .................        2,549,583
  168,900 Titan Exploration, Inc.* ........................        1,266,750
   58,900 Vintage Petroleum, Inc. .........................        1,663,925
                                                                 ------------
                                                                   47,888,210
                                                                 ------------
          CONSUMER CYCLICAL - 14.09%

  113,528 ABR Information Services, Inc.* .................         2,284,751
   56,150 Amrion, Inc.* ...................................           982,625
   81,600 AnnTaylor Stores Corp.* .........................         1,978,800
  127,150 Applied Graphics Technologies, Inc.* ............         3,846,288
   97,850 Barnett, Inc.* ..................................         1,810,225
   43,847 CDW Computer Centers, Inc.* .....................         2,104,656
   68,900 Dendrite International, Inc.* ...................           577,038
   85,900 Desktop Data, Inc.* .............................           622,775
  150,265 Durakon Industries, Inc.* .......................         1,540,216
   58,450 Equity Marketing, Inc.* .........................         1,022,875
  145,550 First Years, Inc. ...............................         2,219,638
  136,900 Funco, Inc.* ....................................         2,378,638
   42,300 Harman International Industries, Inc. ...........         1,617,975
   90,400 Keystone Automotive Industries, Inc.* ...........         1,423,800
  115,369 Lo-Jack Corp.* ..................................         1,139,269
   87,500 Manhattan Bagel Co., Inc.* ......................           470,313
   69,066 Men's Wearhouse, Inc.* ..........................         1,718,017
   23,250 Michaels Stores, Inc.* ..........................           447,563
  115,400 National Media Corp.* ...........................           923,200
   29,200 Papa John's International, Inc.* ................           751,900
  150,320 Pre-Paid Legal Services, Inc.* ..................         2,142,060
   61,450 RockShox, Inc.* .................................           925,591
   31,510 Rural/Metro Corp.* ..............................           905,913
  121,050 Safety 1st, Inc.* ...............................           817,088
  153,000 SRS Labs, Inc.* .................................         1,415,250
   85,800 The O'Gara Co.* .................................           916,988
  173,500 Travis Boats & Motors, Inc.* ....................         1,865,125
    6,400 Ugly Duckling Corp.* ............................            90,400
  153,300 West Coast Entertainment Corp.* .................           843,150
  102,200 Wilmar Industries, Inc.* ........................         1,686,300
   60,277 Wolverine World Wide, Inc. ......................         2,426,149
                                                                 ------------
                                                                   43,894,576
                                                                 ------------
          CAPITAL GOODS AND CONSTRUCTION - 5.94%

   75,389 AFC Cable Systems, Inc.* ........................         1,658,558
    9,700 Chicago Miniature Lamp, Inc.* ...................           226,738
   81,600 Cuno, Inc.* .....................................         1,132,200
  122,500 Firearms Training Systems, Inc.* ................         1,715,000
   25,100 Greenfield Industries, Inc. .....................           511,413
  124,400 Hexcel Corp.* ...................................         2,223,650
   81,600 Maverick Tube Corp.* ............................         1,785,000
   60,300 MSC Industrial Direct Co., Inc.,Class A* ........         1,854,225
  169,110 PCD, Inc.* ......................................         2,494,373
  123,700 RMI Titanium Co.* ...............................         2,644,088
   60,018 Tetra Technologies, Inc.* .......................         1,395,419
   51,282 Thermedics, Inc.* ...............................           858,974
        1 Varlen Corp. ....................................                21
                                                                 ------------
                                                                   18,499,659
                                                                 ------------
          FINANCE - 5.48%

  131,400 ACC Consumer Finance Corp.* .....................         1,100,475
   10,050 American Business Financial Services, Inc. ......           192,206
   20,450 Ameritrade Holding Corp., Class A* ..............           255,625
   86,100 Colonial Downs Holdings, Inc., Class A* .........           613,463
   53,650 Consumer Portfolio Services, Inc.* ..............           415,788
  150,022 Credit Acceptance Corp.* ........................         1,622,113
  100,600 CRIIMI MAE, Inc., REIT ..........................         1,571,875
   34,100 Enhance Financial Services Group, Inc. ..........         1,312,850
  163,822 General Acceptance Corp.* .......................           655,288
  126,985 HCC Insurance Holdings, Inc. ....................         3,190,498
   41,100 Imperial Credit Industries, Inc.* ...............           598,519
  202,000 Long Beach Financial Corp.* .....................         1,376,125
   99,900 Prime Retail, Inc., REIT ........................         1,211,288
   32,900 Redwood Trust, Inc., REIT .......................         1,546,300
   75,600 Riggs National Corp. ............................         1,398,600
                                                                 ------------
                                                                   17,061,013
                                                                 ------------
          TRANSPORTATION - 2.94%

  112,800 AirNet Systems, Inc.* ...........................      $  1,748,400
   45,000 Alaska Air Group, Inc.* .........................         1,119,375
   79,200 Atlas Air, Inc.* ................................         2,178,000
  175,050 Dynamex, Inc.* ..................................         1,006,538
   45,750 Midwest Express Holdings, Inc.* .................         1,887,188
   34,100 Trico Marine Services, Inc.* ....................         1,210,550
                                                                 ------------
                                                                    9,150,051
                                                                 ------------
          BASIC MATERIALS - 1.39%

   32,500 AMCOL International Corp. .......................           552,500
   30,580 Brady (W.H.) Co., Class A .......................           768,323
   29,891 OM Group, Inc. ..................................           833,212
   84,400 Titanium Metals Corp.* ..........................         2,183,850
                                                                 ------------
                                                                    4,337,885
                                                                 ------------
          UTILITIES - 0.75%

  114,400 Davel Communications Group, Inc.* ...............         1,372,800
   89,500 HighwayMaster Communications, Inc.* .............           984,500
                                                                    2,357,300
                                                                 ------------
          TOTAL COMMON STOCKS .............................       295,221,123
          (Cost $317,722,115)                                    ------------

   PAR VALUE
   ---------

U.S. AGENCY OBLIGATION (A) - 5.68%

            FEDERAL HOME LOAN BANK - 5.68%

$17,665,000 5.27%, 05/01/97 ...............................        17,665,000
                                                                -------------
            TOTAL U.S. AGENCY OBLIGATION ..................        17,665,000
            (Cost $17,665,000)                                  -------------

TOTAL INVESTMENTS - 100.47% ...............................       312,886,123
(Cost $335,387,115)                                             -------------

NET OTHER ASSETS AND LIABILITIES - (0.47)% ................       (1,449,349)
                                                                -------------
NET ASSETS - 100.00% ......................................     $ 311,436,774
                                                                =============
---------------------
*     Non-income producing security.
(A)   Annualized yield at time of purchase.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

            ----------------
                                  INTERNATIONAL EQUITY FUND
                                  PORTFOLIO OF INVESTMENTS
                                  APRIL 30, 1997 (UNAUDITED)
            THE GALAXY FUND
            ----------------
                                                                     VALUE
   SHARES                                                           (NOTE 2)
   ------                                                           --------
COMMON STOCKS - 93.84%

          AUSTRALIA - 5.16%

  541,884 Australia & New Zealand Banking ................        $ 3,468,929
  392,075 Coca-Cola Amatil, Ltd ..........................          4,492,403
  819,635 News Corp., Ltd ................................          3,786,284
  272,207 Western Mining Corp., Ltd ......................          1,617,030
                                                                  -----------
                                                                   13,364,646
                                                                  -----------
          BRAZIL - 3.04%

   50,778 Cia Vale Do Rio Doce, ADR .......................         1,289,253
   57,228 Telebras, ADR ...................................         6,566,913
                                                                 ------------
                                                                    7,856,166
                                                                 ------------
          FRANCE - 5.89%

   11,670 Alcatel Alsthom .................................         1,297,694
    2,589 Carrefour Supermarche S.A. ......................         1,616,469
   50,078 Renault .........................................         1,185,802
   67,374 Schneider S.A. ..................................         3,797,914
   50,706 Total S.A., Class B .............................         4,204,957
   51,011 Valeo ...........................................         3,146,467
                                                                 ------------
                                                                   15,249,303
                                                                 ------------
          GERMANY - 6.55%

  128,969 Hoechst AG ......................................         5,060,704
   10,535 Mannesmann AG ...................................         4,144,244
   12,238 Volkswagen AG ...................................         7,759,771
                                                                 ------------
                                                                   16,964,719
                                                                 ------------
          HONG KONG - 3.83%

  603,000 Hutchison Whampoa, Ltd .........................         4,475,882
  585,000 New World Development Co., Ltd .................         3,375,645
  190,000 Sun Hung Kai Properties, Ltd ...................         2,060,281
                                                                 ------------
                                                                   9,911,808
                                                                 ------------
          INDIA - 1.36%

   32,400 Hindalco Industries, Ltd, GDR ..................         1,048,788
  151,800 India Cements, Ltd, GDR ........................           417,450
   39,600 Reliance Industries, Ltd, GDR ..................           772,200
  104,800 Tata Engineering & Locomotive Co., GDR .........         1,278,560
                                                                 ------------
                                                                   3,516,998
                                                                 ------------
          ITALY - 7.33%

1,138,000 Fiat SPA .....................................           3,755,939
2,64,1600 Istituto Nationale Delle Assicuraz ...........           3,541,421
2,217,900 Pirelli SPA ..................................           4,884,399
1,434,000 Stet - Societa Finanziaria Telefonica SPA ....           6,781,004
                                                                 ------------
                                                                  18,962,763
                                                                 ------------
          JAPAN - 20.23%

  196,000 Canon Inc. ......................................        4,648,648
      438 DDI Corp. .......................................        2,909,416
   48,000 Ito-Yokado Co., Ltd .............................        2,303,364
   45,000 Kyocera Corp. ...................................        2,694,823
  137,000 Matsuzakaya Co. .................................          937,010
  110,000 Murata Manufacturing Co., Ltd ...................        4,056,417
1,377,000 Nippon Steel Co. ................................        3,927,775
      444 Nippon Telegraph & Telephone Corp. ..............        3,131,195
  217,000 Nippondenso Co. .................................        4,941,532
1,690,000 NKK Corp. .......................................        3,648,727
       94 NTT Data Corp. ..................................        2,747,932
   56,000 Rohm Corp. ......................................        4,341,974
  309,000 Sharp Corp. .....................................        4,017,414
   53,200 Sony Corp. ......................................        3,873,358
  137,000 Sumitomo Bank ...................................        1,565,282
  371,000 Sumitomo Realty & Development Co., Ltd ..........        2,633,921
                                                                 ------------
                                                                  52,378,788
                                                                 ------------
          LUXEMBOURG - 0.12%

   15,500 Reliance Industries Ltd, GDR (B) ................          302,250
                                                                 ------------

          MALAYSIA - 0.84%

1,592,000 Renong Berhad ...................................        2,181,879
                                                                 ------------
          MEXICO - 3.84%

   22,000 Acer Computec Latino, GDR* .....................           362,399
  207,800 Carso Global Telecom, Series A-1* ..............           645,411
  211,100 Grupo Carso S.A., Series A1 ....................         1,218,414
  111,700 Grupo Televisa S.A., ADR* ......................         2,583,063
  415,000 Kimberly-Clark de Mexico S.A., Class A .........         1,539,444
   87,168 Telefonos de Mexico S.A., Class L, ADR .........         3,595,680
                                                                 ------------
                                                                   9,944,411
                                                                 ------------
          NETHERLANDS - 5.67%

  151,170 Ing Groep NV ...................................         5,936,275
  361,320 Vnu-Verenigd Bezit .............................         7,474,532
   28,730 Wolters Kluwer Coupon* .........................            31,088
   10,495 Wolters Kluwer NV ..............................         1,243,923
                                                                 ------------
                                                                  14,685,818
                                                                 ------------
          SINGAPORE - 1.55%

  267,000 City Developments, Ltd .........................         2,159,894
  155,750 Development Bank of Singapore, Ltd .............         1,852,217
                                                                 ------------
                                                                   4,012,111
                                                                 ------------
          SPAIN - 4.93%

  39,470  Banco de Santander S.A. ........................         2,972,240
  58,090  Endesa .........................................         4,064,212
 223,700  Telefonica de Espana S.A. ......................         5,735,112
                                                                 ------------
                                                                  12,771,564
                                                                 ------------
          SWEDEN - 5.72%

  188,550 Astra AB, Class A ..............................         7,714,561
   24,290 Hennes & Mauritz AB, Class B ...................         3,514,010
  351,160 Skandinaviska Enskilda Bank, Class A ...........         3,580,756
                                                                 ------------
                                                                  14,809,327
                                                                 ------------
          SWITZERLAND - 4.83%

    5,907 Ciba Speciallty Chemicals AG, Registered* .......          509,142
    5,907 Novartis AG, Registered .........................        7,785,461
      499 Roche Holdings AG ...............................        4,216,363
                                                                  -----------
                                                                  12,510,966
                                                                  ----------
          THAILAND - 0.47%

  132,200 Bangkok Bank Public Co., Ltd ...................         1,224,587
                                                                 -----------
          UNITED KINGDOM - 12.48%

  230,400 Boc Group, Plc .................................         3,534,723
  269,966 British Aerospace, Plc .........................         5,742,792
  380,361 British Petroleum, Plc .........................         4,369,589
  262,837 Carlton Communications, Plc ....................         2,153,720
  282,413 Glaxo Wellcome, Plc ............................         5,560,781
  504,203 Orange, Plc* ...................................         1,767,138
        1 Powergen, Plc ..................................                11
  633,839 Safeway, Plc ...................................         3,501,930
1,268,179 Vodafone Group, Plc ............................         5,669,093
                                                                ------------
                                                                  32,299,777
                                                                ------------
          TOTAL COMMON STOCKS ............................       242,947,881
          (Cost $218,402,171)                                   ------------

U.S. AGENCY OBLIGATION (A) - 6.84%

            FEDERAL HOME LOAN BANK - 6.84%

$17,710,000 5.27%, 05/01/97 .............................      $  17,710,000
                                                               -------------
            TOTAL U.S. AGENCY OBLIGATION ................         17,710,000
            (Cost $17,710,000)                                 -------------

TOTAL INVESTMENTS - 100.68% .............................        260,657,881
(Cost $236,112,171)                                            -------------

NET OTHER ASSETS AND LIABILITIES - (0.68)% ..............         (1,772,314)
                                                               --------------
NET ASSETS - 100.00% ....................................      $ 258,885,567
                                                               =============

-----------------------------
*  Non-income producing security.
(A)   Annualized yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At 04/30/97, these securities amounted to $302,250, or 0.12% of net assets.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                UNREALIZED
        CURRENCY     CONTRACTS   SETTLEMENT    CONTRACTS AT    IN EXCHANGE     APPRECIATION
         VALUE       TO DELIVER     DATES         VALUE         FOR U.S. $    (DEPRECIATION)
        --------     ----------  ----------    ------------     ----------    -------------

      3,513,000         CHF      06/18/97      $ 2,398,842      $ 2,410,540       $ 11,698
      3,513,000         CHF      06/18/97        2,398,842        2,409,465         10,623
     17,855,000         DEM      06/18/97       10,355,359       10,327,794        (27,565)
 20,215,000,000         ITL      06/18/97       11,801,274       11,877,622         76,348
                                               -----------      -----------       --------
                                               $26,954,317      $27,025,421       $ 71,104
                                               ===========      ===========       ========


DEM   Deutsche Marks
CHF   Swiss Francs
ITL   Italian Lira

                       See Notes to Financial Statements.

               ---------------


                                  STATEMENTS OF ASSETS AND LIABILITIES
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------
                                                           ASSET ALLOCATION     EQUITY INCOME     GROWTH AND INCOME
                                                                 FUND                FUND               FUND
                                                           ----------------     -------------     -----------------
ASSETS:
   Investments (Note 2):
      Investments at cost ............................      $ 261,582,815       $ 195,047,445      $ 302,541,408
      Net unrealized appreciation ....................         43,455,903          61,094,079         47,440,779
                                                            -------------       -------------      -------------
         Total investments at value ..................        305,038,718         256,141,524        349,982,187
   Cash  .............................................                180               1,539                644
   Receivable for forward foreign currency contracts
     sold ............................................             --                  --                 --
   Receivable for foreign currency sold ..............             --                  --                 --
   Foreign currency at value (Cost $2,391,478) .......             --                  --                 --
   Receivable for investments sold ...................          1,015,546              --                620,154
   Receivable for shares sold ........................          1,083,878             181,859            899,962
   Interest and dividend receivable ..................          2,088,941             493,822            306,528
   Tax reclaim receivable ............................             --                  --                 --
   Receivable from investment adviser (Note 4) .......             10,892               2,315             52,460
                                                            -------------       -------------      -------------
         Total Assets ................................        309,238,155         256,821,059        351,861,935
                                                            -------------       -------------      -------------
LIABILITIES:
   Forward foreign currency contracts sold at value
     (cost $27,025,421) ..............................             --                  --                 --
   Payable for foreign currency purchased ............             --                  --                 --
   Payable for investments purchased .................          5,790,110              --              2,032,430
   Payable to custodian ..............................             --                  --                 --
   Payable for shares repurchased ....................            462,632              65,676          1,870,917
   Advisory fee payable (Note 3) .....................            178,185             152,127            205,877
   Payable to Fleet and affiliates (Note 3) ..........             61,926              33,480             38,128
   Payable to FDISG (Note 3) .........................             31,243              40,803             31,244
   Trustees' fees and expenses payable (Note 3) ......              3,003               3,375              4,322
   Accrued expenses and other payables ...............             48,396              25,900             14,498
                                                            -------------       -------------      -------------
         Total Liabilities ...........................          6,575,495             321,361          4,197,416
                                                            -------------       -------------      -------------
NET ASSETS ...........................................      $ 302,662,660       $ 256,499,698      $ 347,664,519
                                                            =============       =============      =============
NET ASSETS CONSISTS OF:
   Par value (Note 5) ................................           $ 20,271            $ 15,060      $      24,564
   Paid in capital in excess of par value ............        248,049,704         193,859,845        269,232,319
   Undistributed (overdistributed) net investment
     income (loss) ...................................          1,004,783           387,691              317,717
   Accumulated net realized gain on investments sold .         10,131,999          1,143,023          30,649,140
   Net unrealized appreciation (depreciation) of
     investments, foreign currency and forward
       foreign currency contracts ....................         43,455,903          61,094,079         47,440,779
                                                            -------------       -------------      -------------
TOTAL NET ASSETS .....................................      $ 302,662,660       $ 256,499,698      $ 347,664,519
                                                            =============       =============      =============
Retail A Shares:
   Net Assets ........................................      $ 138,379,121       $ 145,985,608      $ 103,856,620
   Shares of beneficial interest outstanding .........          9,268,885           8,574,247          7,345,662
   NET ASSET VALUE and redemption
      price per share ................................      $       14.93       $       17.03      $       14.14
   Sales charge - 3.75% of offering price ............               0.58                0.66               0.55
                                                            -------------       -------------      -------------
   Maximum offering price per share ..................      $       15.51       $       17.69      $       14.69
                                                            =============       =============      =============
Retail B Shares:
   Net Assets ........................................      $  14,545,489       $         N/A      $  18,247,799
   Shares of beneficial interest outstanding .........            975,596                 N/A          1,292,232
   NET ASSET VALUE and offering
      price per share* ...............................      $       14.91       $         N/A      $       14.12
                                                            =============       ==========         =============
Trust Shares:
   Net Assets ........................................      $ 149,738,050       $ 110,514,090      $ 225,560,100
   Shares of beneficial interest outstanding .........         10,026,193           6,485,353         15,926,008
   NET ASSET VALUE, offering and redemption
      price per share ................................      $       14.93       $       17.04      $       14.16
                                                            =============       =============      =============
----------------------------
* REDEMPTION PRICE PER SHARE IS EQUAL TO THE NET ASSET VALUE PER SHARE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

                       See Notes to Financial Statements.

          EQUITY VALUE              EQUITY GROWTH               SMALL CAP               SMALL COMPANY              INTERNATIONAL
              FUND                       FUND                   VALUE FUND               EQUITY FUND                EQUITY FUND
          ------------              -------------        -----------------------        -------------              ------------
          $ 310,188,496             $ 620,542,512             $ 146,452,332            $ 335,387,115              $ 236,112,171
             52,460,278               225,990,938                23,106,227              (22,500,992)                24,545,710
          -------------             -------------             -------------            -------------              -------------
            362,648,774               846,533,450               169,558,559              312,886,123                260,657,881
                    538                     1,378                     4,185                    3,635                     --
                 --                        --                        --                       --                     27,025,421
                 --                        --                        --                       --                      3,406,830
                 --                        --                        --                       --                      2,366,623
                657,138                    --                       173,569                3,841,666                  3,398,674
                675,443                   491,487                   116,338                  498,639                    323,661
                359,274                   756,220                    36,230                   61,462                    590,682
                 --                        --                        --                       --                        249,787
                  8,279                    12,190                    24,898                  180,647                     88,076
          -------------             -------------             -------------            -------------              -------------
            364,349,446               847,794,725               169,913,779              317,472,172                298,107,635
          -------------             -------------             -------------            -------------              -------------


                 --                        --                        --                       --                     26,954,317
                 --                        --                        --                       --                      5,810,603
                 --                     2,608,575                   326,638                4,788,524                  5,780,600
                 --                         --                         --                       --                        5,588
                547,706                 1,732,437                   279,935                  834,223                    369,589
                211,281                   494,033                   104,079                  191,543                    189,697
                 46,905                    67,533                    32,089                   67,979                     20,233
                 53,144                    97,065                    23,526                   46,069                     37,691
                  4,304                     8,055                     3,220                    1,464                      1,503
                 40,681                    36,512                    62,712                  105,596                     52,247
          -------------             -------------             -------------            -------------              -------------
                904,021                 5,044,210                   832,199                6,035,398                 39,222,068
          -------------             -------------             -------------            -------------              -------------
          $ 363,445,425             $ 842,750,515             $ 169,081,580            $ 311,436,774              $ 258,885,567
          =============             =============             =============            =============              =============

          $      23,473             $      39,953             $      12,625            $      20,398              $      18,113
            287,156,619               552,950,959               131,036,505              313,870,738                234,008,035
                 72,983                   262,896                  (185,668)              (1,127,858)                  (129,854)
             23,732,072                63,505,769                15,111,891               21,174,488                    407,830

             52,460,278               225,990,938                23,106,227              (22,500,992)                24,581,443
          -------------             -------------             -------------            -------------              -------------
          $ 363,445,425             $ 842,750,515             $ 169,081,580            $ 311,436,774              $ 258,885,567
          =============             =============             =============            =============              =============
          $ 148,453,349             $ 184,308,874             $  38,999,588            $  94,875,982              $  39,482,192
              9,587,479                 8,743,868                 2,916,959                6,281,175                  2,780,022

          $       15.48             $       21.08             $       13.37            $       15.10              $       14.20
                   0.60                      0.82                      0.52                     0.59                       0.55
          -------------             -------------             -------------            -------------              -------------
          $       16.08             $       21.90             $       13.89            $       15.69              $       14.75
          =============             =============             =============            =============              =============
          $   7,571,630             $  11,191,916             $         N/A            $   7,432,845              $         N/A
                488,167                   535,003                       N/A                  495,324                        N/A

          $       15.51             $       20.92             $         N/A            $       15.01              $         N/A
          =============             =============             =============            =============              =============
          $ 207,420,446             $ 647,249,725             $ 130,081,992            $ 209,127,947              $ 219,403,375
             13,397,422                30,673,702                 9,707,783               13,621,447                 15,332,835

          $       15.48             $       21.10             $       13.40            $       15.35              $       14.31
          =============             =============             =============            =============              =============

               ---------------


                                  STATEMENTS OF OPERATIONS
               THE GALAXY FUND    FOR THE SIX MONTHS ENDED APRIL 30,1997 (UNAUDITED)
               ---------------

                                                      ASSET ALLOCATION     EQUITY INCOME     GROWTH AND INCOME
                                                            FUND                FUND               FUND
                                                      ----------------     -------------     -----------------
INVESTMENT INCOME:
   Dividend (Note 2) .................................   $  1,166,790       $ 2,652,995       $  3,175,865
   Interest (Note 2) .................................      4,281,265         1,284,333            798,497
   Less: net foreign taxes withheld (Note 2) .........         --                --                 --
                                                         ------------       -----------       ------------
      Total Investment Income ........................      5,448,055         3,937,328          3,974,362
                                                         ------------       -----------       ------------
EXPENSES:
   Investment advisory fee (Note 3) ..................      1,019,735           917,397          1,152,852
   Administration fee (Note 3) .......................        111,426           100,255            125,962
   Custodian fee .....................................          9,557             8,173             17,715
   Fund accounting fee (Note 3) ......................         30,386            36,440             32,521
   Legal fee (Note 3) ................................          5,425             4,983              5,831
   Audit fee .........................................         32,967            32,500              7,613
   Transfer agent fee (Note 3) .......................        323,343           146,832            255,788
   12b-1 fee (Note 3) ................................         25,405            --                 31,937
   Shareholder servicing fee (Note 3) ................        191,771           193,667            145,214
   Trustees' fees and expenses (Note 3) ..............          2,540             2,589              3,700
   Amortization of organization cost (Note 2) ........            576            --                 --
   Reports to shareholders ...........................         39,425            48,773             31,718
   Registration fee ..................................         16,642            14,875             24,145
   Insurance .........................................          1,360             1,610              2,048
   Miscellaneous .....................................          2,933             3,285              2,620
                                                         ------------       -----------       ------------
      Total expenses before reimbursement/waiver .....      1,813,491         1,511,379          1,839,664
      Less: reimbursement/waiver (Note 4) ............        (12,086)           --               (113,526)
                                                         ------------       -----------       ------------
      Total expenses net of reimbursement/waiver .....      1,801,405         1,511,379          1,726,138
                                                         ------------       -----------       ------------
NET INVESTMENT INCOME (LOSS) .........................      3,646,650         2,425,949          2,248,224
                                                         ------------       -----------       ------------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain (loss) on investments sold ......     10,181,858         1,142,722         30,929,065
   Net realized gain on forward foreign currency
      contracts and foreign currency .................         --                --                  --
   Net change in unrealized appreciation
     (depreciation) on investments, foreign currency
     and forward foreign currency contracts ..........      6,063,324        21,399,684          1,408,185
                                                         ------------       -----------       ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS ........................     16,245,182        22,542,406         32,337,250
                                                         ------------       -----------       ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ..................   $ 19,891,832      $ 24,968,355       $ 34,585,474
                                                         ============      ============       ============

                       See Notes to Financial Statements.

          EQUITY VALUE              EQUITY GROWTH                SMALL CAP              SMALL COMPANY               INTERNATIONAL
              FUND                       FUND                   VALUE FUND               EQUITY FUND                 EQUITY FUND
          ------------              -------------        -----------------------        -------------                -----------

          $  3,072,589               $  4,891,572              $    282,157             $     228,061                $  1,673,364
               548,393                  1,528,220                   461,720                   556,673                     255,393
                --                         --                        --                        --                        (161,148)
          ------------               ------------              ------------             -------------                ------------
             3,620,982                  6,419,792                   743,877                   784,734                   1,767,609
          ------------               ------------              ------------             -------------                ------------


             1,296,325                  2,939,982                   644,659                 1,185,974                   1,083,594
               141,668                    321,273                    70,457                   129,589                      94,912
                11,103                     13,027                    16,449                    19,476                     118,613
                32,024                     48,402                    20,007                    31,935                      54,615
                 7,573                     17,871                     3,779                     4,756                       3,780
                 7,613                     13,216                     7,613                    35,149                      42,900
               284,772                    437,621                   118,014                   330,562                     173,553
                12,723                     21,957                    --                        17,738                      --
               189,340                    253,572                    56,637                   141,206                      33,916
                 3,858                      8,030                     2,335                     2,663                       2,108
                --                         --                        --                           457                         586
                82,947                     76,259                    23,249                   100,586                      43,487
                17,085                     21,801                    23,631                    85,755                      45,739
                 1,852                      3,777                     1,409                     1,785                       1,282
                 4,600                      8,637                     1,862                     2,964                       7,669
          ------------               ------------              ------------             -------------                ------------
             2,093,483                  4,185,425                   990,101                 2,090,595                   1,706,754
                (9,521)                   (12,100)                  (60,556)                 (178,003)                   (377,284)
          ------------               ------------              ------------             -------------                ------------
             2,083,962                  4,173,325                   929,545                 1,912,592                   1,329,470
          ------------               ------------              ------------             -------------                ------------
             1,537,020                  2,246,467                  (185,668)               (1,127,858)                    438,139
          ------------               ------------              ------------             -------------                ------------

            23,813,882                 63,507,913                15,112,748                21,333,769                    (595,415)

                --                         --                        --                        --                       1,004,327

             6,646,643                  9,790,596                (5,805,988)              (71,445,301)                 18,612,044
          ------------               ------------              ------------             -------------                ------------
            30,460,525                 73,298,509                 9,306,760               (50,111,532)                 19,020,956

          $ 31,997,545               $ 75,544,976              $  9,121,092             $ (51,239,390)               $ 19,459,095
          ============               ============              ============             =============                ============

               ---------------



               THE GALAXY FUND    STATEMENTS OF CHANGES IN NET ASSETS
               ---------------

                                                                                          ASSET ALLOCATION FUND
                                                                               ----------------------------------------
                                                                               SIX MONTHS ENDED             YEAR ENDED
                                                                                APRIL 30, 1997              OCTOBER 31,
                                                                                 (UNAUDITED)                   1996
                                                                               ----------------            -------------
 NET ASSETS AT BEGINNING OF THE PERIOD ................................         $ 244,011,978              $ 153,138,605
                                                                                -------------              -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income ...............................................             3,646,650                  4,675,780
  Net realized gain on investments sold ...............................            10,181,858                  8,828,444
  Net change in unrealized appreciation on investments ................             6,063,324                 17,143,392
                                                                                -------------              -------------
     Net increase in net assets resulting from operations .............            19,891,832                 30,647,616
                                                                                -------------              -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
  Net investment income ...............................................            (1,484,846)                (2,124,795)
  Net realized gain on investments ....................................            (4,172,278)                  (805,180)
                                                                                -------------              -------------
     Total Dividends ..................................................            (5,657,124)                (2,929,975)
                                                                                -------------              -------------
  RETAIL B SHARES:
  Net investment income ...............................................               (64,974)                   (15,152)
  Net realized gain on investments ....................................              (156,296)                    --
                                                                                -------------              -------------
     Total Dividends ..................................................              (221,270)                   (15,152)
                                                                                -------------              -------------
  TRUST SHARES:
  Net investment income ...............................................            (1,714,494)                (2,323,359)
  Net realized gain on investments ....................................            (4,447,875)                  (791,001)
                                                                                -------------              -------------
     Total Dividends ..................................................            (6,162,369)                (3,114,360)
                                                                                -------------              -------------
     Total Dividends to shareholders ..................................           (12,040,763)                (6,059,487)
                                                                                -------------              -------------

NET INCREASE FROM SHARE TRANSACTIONS(1) ...............................            50,799,613                 66,285,244
                                                                                -------------              -------------
  Net increase in net assets ..........................................            58,650,682                 90,873,373
                                                                                -------------              -------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................         $ 302,662,660              $ 244,011,978
                                                                                =============              =============

(A) Undistributed net investment income ...............................         $   1,004,783              $     622,447
                                                                                =============              =============

------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on
    pages 42-43.

                       See Notes to Financial Statements.


                    EQUITY INCOME FUND                                            GROWTH AND INCOME FUND
        ------------------------------------------                       -----------------------------------------
        SIX MONTHS ENDED                YEAR ENDED                       SIX MONTHS ENDED              YEAR ENDED
         APRIL 30, 1997                 OCTOBER 31,                       APRIL 30, 1997               OCTOBER 31,
          (UNAUDITED)                     1996                             (UNAUDITED)                    1996
         --------------                 -----------                       --------------               -----------
        $ 233,045,808                 $ 169,620,776                       $ 269,046,012              $ 240,089,195
        -------------                 -------------                       -------------              -------------

            2,425,949                     4,254,491                           2,248,224                  4,970,763
            1,142,722                    19,910,652                          30,929,065                 25,439,278
           21,399,684                    10,612,766                           1,408,185                 17,120,059
        -------------                 -------------                       -------------              -------------
           24,968,355                    34,777,909                          34,585,474                 47,530,100
        -------------                 -------------                       -------------              -------------
           (1,240,082)                   (1,939,416)                           (724,812)                (1,026,722)
          (10,947,177)                   (3,071,779)                         (6,955,593)                (3,122,453)
        -------------                 -------------                       -------------              -------------
          (12,187,259)                   (5,011,195)                         (7,680,405)                (4,149,175)
        -------------                 -------------                       -------------              -------------
               --                            --                                 (39,171)                   (12,819)
               --                            --                                (514,692)                    --
        -------------                 -------------                       -------------              -------------
               --                            --                                (553,863)                   (12,819)
        -------------                 -------------                       -------------              -------------
           (1,223,514)                   (2,274,333)                         (1,773,564)                (3,688,324)
           (8,963,174)                   (3,159,136)                        (15,545,257)               (10,955,643)
        -------------                 -------------                       -------------              -------------
          (10,186,688)                   (5,433,469)                        (17,318,821)               (14,643,967)
        -------------                 -------------                       -------------              -------------
          (22,373,947)                  (10,444,664)                        (25,553,089)               (18,805,961)
        -------------                 -------------                       -------------              -------------
           20,859,482                    39,091,787                          69,586,122                    232,678
        -------------                 -------------                       -------------              -------------
           23,453,890                    63,425,032                          78,618,507                 28,956,817
        -------------                 -------------                       -------------              -------------
        $ 256,499,698                 $ 233,045,808                       $ 347,664,519              $ 269,046,012
        =============                 =============                       =============              =============

        $     387,691                 $     425,338                       $     317,717              $     607,040
        =============                 =============                       =============              =============

               ---------------



               THE GALAXY FUND
               ---------------    STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            EQUITY VALUE FUND
                                                                               ----------------------------------------
                                                                               SIX MONTHS ENDED             YEAR ENDED
                                                                                APRIL 30, 1997              OCTOBER 31,
                                                                                 (UNAUDITED)                   1996
                                                                               ----------------            -------------

NET ASSETS AT BEGINNING OF THE PERIOD .................................         $ 328,740,298              $ 261,884,877
                                                                                -------------              -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) ........................................             1,537,020                  3,736,661
  Net realized gain on investments sold ...............................            23,813,882                 38,931,940
  Net change in unrealized appreciation (depreciation) on investments .             6,646,643                 15,119,614
                                                                                -------------              -------------
     Net increase in net assets resulting from operations .............            31,997,545                 57,788,215
                                                                                -------------              -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
  Net investment income ...............................................              (569,317)                (1,097,197)
  Dividends in excess of net investment income ........................               --                         --
  Net realized gain on investments ....................................           (15,644,273)                (7,667,373)
                                                                                -------------              -------------
     Total Dividends ..................................................           (16,213,590)                (8,764,570)
                                                                                -------------              -------------

  RETAIL B SHARES:
  Net investment income ...............................................                (4,176)                    (1,799)
  Net realized gain on investments ....................................              (266,616)                    --
                                                                                -------------              -------------
     Total Dividends ..................................................              (270,792)                    (1,799)
                                                                                -------------              -------------

  TRUST SHARES:
  Net investment income ...............................................            (1,178,868)                (2,569,302)
  Dividends in excess of net investment income ........................                --                        --
  Net realized gain on investments ....................................           (23,060,210)               (12,767,986)
                                                                                -------------              -------------
     Total Dividends ..................................................           (24,239,078)               (15,337,288)
                                                                                -------------              -------------
     Total Dividends to shareholders ..................................           (40,723,460)               (24,103,657)
                                                                                -------------              -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ....................            43,431,042                  33,170,863
                                                                                -------------              -------------
  Net increase (decrease) in net assets ...............................            34,705,127                  66,855,421
                                                                                -------------              -------------

NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A) ....................         $ 363,445,425               $ 328,740,298
                                                                                =============               =============

(A) Undistributed (overdistributed) net investment income (loss) ......         $      72,983               $     288,324
                                                                                =============               =============

----------------------------
(1)  For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on
     pages 43-44.

                       See Notes to Financial Statements.

                     EQUITY GROWTH FUND                                            SMALL CAP VALUE FUND
       ------------------------------------------                     --------------------------------------------
       SIX MONTHS ENDED                YEAR ENDED                      SIX MONTHS ENDED               YEAR ENDED
        APRIL 30, 1997                 OCTOBER 31,                      APRIL 30, 1997                OCTOBER 31,
         (UNAUDITED)                      1996                            (UNAUDITED)                    1996
       ----------------              -------------                     ----------------             -------------
        $ 727,214,473                $ 518,927,133                       $ 171,743,742              $ 148,910,020
        -------------                -------------                       -------------              -------------

            2,246,467                    5,258,877                            (185,668)                   631,542
           63,507,913                   48,132,075                          15,112,748                 25,576,246
            9,790,596                   69,078,894                          (5,805,988)                 9,455,938
        -------------                -------------                       -------------              -------------
           75,544,976                  122,469,846                           9,121,092                 35,663,726
        -------------                -------------                       -------------              -------------
             (246,174)                    (745,079)                             --                        (48,278)
               --                          --                                   --                         (8,276)
          (10,203,437)                  (1,757,610)                         (4,993,083)                (1,894,554)
        -------------                -------------                       -------------              -------------
          (10,449,611)                  (2,502,689)                         (4,993,083)                (1,951,108)
        -------------                -------------                       -------------              -------------
               --                           --                                  --                         --
             (297,157)                      --                                  --                         --
        -------------                -------------                       -------------              -------------
             (297,157)                      --                                  --                         --
        -------------                -------------                       -------------              -------------
           (2,132,438)                  (4,784,442)                             --                       (564,833)
               --                          --                                   --                        (96,746)
          (35,183,098)                  (7,280,310)                        (20,583,646)                (8,656,766)
        -------------                -------------                       -------------              -------------
          (37,315,536)                 (12,064,752)                        (20,583,646)                (9,318,345)
        -------------                -------------                       -------------              -------------
          (48,062,304)                 (14,567,441)                        (25,576,729)               (11,269,453)
        -------------                -------------                       -------------              -------------
           88,053,370                  100,384,935                          13,793,475                 (1,560,551)
        -------------                -------------                       -------------              -------------
          115,536,042                  208,287,340                          (2,662,162)                22,833,722
        -------------                -------------                       -------------              -------------
        $ 842,750,515                $ 727,214,473                       $ 169,081,580              $ 171,743,742
        =============                =============                       =============              =============

        $     262,896                $     395,041                       $    (185,668)             $      --
        =============                =============                       =============              =============

               ---------------



               THE GALAXY FUND    STATEMENTS OF CHANGES IN NET ASSETS
               ---------------

                                                     SMALL COMPANY EQUITY FUND                     INTERNATIONAL EQUITY FUND
                                               -----------------------------------           ------------------------------------
                                               SIX MONTHS ENDED         YEAR ENDED           SIX MONTHS ENDED         YEAR ENDED
                                                APRIL 30, 1997          OCTOBER 31,           APRIL 30, 1997          OCTOBER 31,
                                                 (UNAUDITED)               1996                (UNAUDITED)               1996
                                               ----------------        -------------         ----------------       --------------
 NET ASSETS AT BEGINNING OF THE PERIOD ...      $ 289,749,249          $ 140,499,013          $ 207,704,676          $ 119,717,837
                                                -------------          -------------          -------------          -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income (loss) ...........         (1,127,858)            (1,593,544)               438,139              2,133,246
  Net realized gain (loss) on investments
    sold .................................         21,333,769             36,017,542               (595,415)            10,933,936
  Net realized gain on forward foreign
    currency contracts and foreign currency            --                     --                  1,004,327                477,968
  Net change in unrealized appreciation
    (depreciation) on investments ........        (71,445,301)             5,841,537             18,612,044              1,358,635
                                                -------------          -------------          -------------          -------------
     Net increase (decrease) in net assets
       resulting from operations .........        (51,239,390)            40,265,535             19,459,095             14,903,785
                                                -------------          -------------          -------------          -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
  Net investment income ..................             --                     --                   (451,614)              (271,437)
  Net realized capital gains (losses) ....        (13,205,190)              (513,596)            (1,728,957)              (538,170)
                                                -------------          -------------          -------------          -------------
     Total Dividends .....................        (13,205,190)              (513,596)            (2,180,571)              (809,607)
                                                -------------          -------------          -------------          -------------

  RETAIL B SHARES:
  Net realized capital gains (losses) ....           (511,664)                --                     --                     --
                                                -------------          -------------          -------------          -------------
     Total Dividends .....................           (511,664)                --                     --                     --
                                                -------------          -------------          -------------          -------------

  TRUST SHARES:
  Net investment income ..................             --                     --                (2,613,586)             (1,437,075)
  Net realized capital gains (losses) ....        (21,205,020)            (1,014,801)           (8,813,613)             (1,766,390)
                                                -------------          -------------          -------------          -------------
     Total Dividends .....................        (21,205,020)            (1,014,801)          (11,427,199)             (3,203,465)
                                                -------------          -------------          -------------          -------------
     Total Dividends to shareholders .....        (34,921,874)            (1,528,397)          (13,607,770)             (4,013,072)
                                                -------------          -------------          -------------          -------------
NET INCREASE FROM SHARE TRANSACTIONS(1) ..        107,848,789            110,513,098            45,329,566              77,096,126
                                                -------------          -------------          -------------          -------------
  Net increase in net assets .............         21,687,525            149,250,236            51,180,891              87,986,839
                                                -------------          -------------          -------------          -------------
NET ASSETS AT END OF THE PERIOD (INCLUDING
  LINE A) ................................      $ 311,436,774          $ 289,749,249          $ 258,885,567          $ 207,704,676
                                                =============          =============          =============          =============
(A) Undistributed (overdistributed) net
    investment income (loss) .............      $  (1,127,858)         $      --              $    (129,854)         $   2,497,207
                                                =============          =============          =============          =============
----------------------------------------------------------------------------------------------
(1)  For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 45.

                       See Notes to Financial Statements.

               ---------------



               THE GALAXY FUND    STATEMENTS OF CHANGES IN NET ASSETS -
               ---------------    Capital Stock Activity


                                     Asset Allocation Fund                      Equity Income Fund
                                --------------------------------     ---------------------------------------
                                Six months ended     Year ended      Six months ended            Year ended
                                 April 30, 1997      October 31,      April 30, 1997             October 31,
                                  (unaudited)           1996            (unaudited)                1996
                                ----------------     ----------      ----------------            ----------
DOLLAR AMOUNTS
Retail A Shares:
 Sold .....................     $ 23,695,857        $ 41,468,535       $ 17,172,140            $ 43,450,662
 Issued to shareholders in
   reinvestment of dividends       5,539,556           2,837,001         11,747,849               4,801,918
 Repurchased ..............      (11,354,402)        (15,903,019)       (11,454,282)            (15,665,697)
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....     $ 17,881,011        $ 28,402,517       $ 17,465,707            $ 32,586,883
                                ============        ============       ============            ============

Retail B Shares:
 Sold .....................     $ 11,447,439        $  3,509,640       $        N/A            $        N/A
 Issued to shareholders in
   reinvestment of dividends         212,434              14,490                N/A                     N/A
 Repurchased ..............         (927,304)           (121,309)               N/A                     N/A
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....     $ 10,732,569        $  3,402,821       $        N/A            $        N/A
                                ============        ============       ============            ============

Trust Shares:
 Sold .....................     $ 35,793,410        $ 67,329,259       $  7,025,612            $ 15,153,962
 Issued to shareholders in
   reinvestment of dividends       5,183,249           2,461,350          6,295,636               2,551,413
 Repurchased ..............      (18,790,626)        (35,310,703)        (9,927,473)            (11,200,471)
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....     $ 22,186,033        $ 34,479,906       $  3,393,775            $  6,504,904
                                ============        ============       ============            ============
SHARE ACTIVITY
Retail A Shares:
 Sold .....................        1,609,452           3,042,746          1,022,249               2,714,966
 Issued to shareholders in
   reinvestment of dividends         383,652             210,404            728,028                 308,813
 Repurchased ..............         (770,739)         (1,161,408)          (682,068)               (976,982)
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....        1,222,365           2,091,742          1,068,209               2,046,797
                                ============        ============       ============            ============
Retail B Shares:
 Sold .....................          779,884             252,898                N/A                     N/A
 Issued to shareholders in
   reinvestment of dividends          14,701               1,036                N/A                     N/A
 Repurchased ..............          (64,161)             (8,762)               N/A                     N/A
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....          730,424             245,172                N/A                     N/A
                                ============        ============       ============            ============
Trust Shares:
 Sold .....................        2,438,281           4,908,780            421,280                 942,247
 Issued to shareholders in
   reinvestment of dividends         359,022             182,572            390,626                 166,080
 Repurchased ..............       (1,279,580)         (2,565,189)          (594,828)               (696,629)
                                ------------        ------------       ------------            ------------
 Net increase in
   shares outstanding .....        1,517,723           2,526,163            217,078                 411,698
                                ============        ============       ============            ============

                       See Notes to Financial Statements.

               ---------------


                                  STATEMENTS OF CHANGES IN NET ASSETS -
               THE GALAXY FUND    Capital Stock Activity (continued)
               ---------------

                                     Growth and Income Fund                          Equity Value Fund
                              -------------------------------------          -------------------------------------
                              Six months ended          Year ended           Six months ended          Year ended
                               April 30, 1997           October 31,          April 30, 1997            October 31,
                                (unaudited)               1996                 (unaudited)                1996
                              ----------------          ----------           ----------------          ----------
DOLLAR AMOUNTS
Retail A Shares:
 Sold .....................     $ 24,355,598          $ 26,575,675             $ 16,720,665           $ 30,226,307
 Issued to shareholders in
   reinvestment of dividends       7,552,970             4,114,650               16,042,224              8,656,906
 Repurchased ..............       (8,428,551)          (11,113,016)             (12,962,829)           (16,887,461)
                                ------------          ------------             ------------           ------------
 Net increase in
   shares outstanding .....     $ 23,480,017          $ 19,577,309             $ 19,800,060           $ 21,995,752
                                ============          ============             ============           ============

Retail B Shares:
 Sold .....................     $ 13,243,148          $  4,475,967             $  5,515,059           $  1,841,623
 Issued to shareholders in
   reinvestment of dividends         544,332                12,313                  267,372                  1,761
 Repurchased ..............         (389,995)              (63,831)                (148,837)               (32,058)
                                ------------          ------------             ------------           ------------
 Net increase in
   shares outstanding .....     $ 13,397,485          $  4,424,449             $  5,633,594           $  1,811,326
                                ============          ============             ============           ============

Trust Shares:
 Sold .....................     $ 59,049,571          $ 45,240,851             $ 42,491,612           $ 46,072,552
 Issued to shareholders in
   reinvestment of dividends      16,235,611            11,235,662               18,555,258             12,028,475
 Repurchased ..............      (42,576,562)          (80,245,593)             (43,049,482)           (48,737,242)
                                ------------          ------------             ------------           ------------
 Net increase (decrease) in
   shares outstanding .....     $ 32,708,620          $(23,769,080)            $ 17,997,388           $  9,363,785
                                ============          ============             ============           ============

SHARE ACTIVITY
Retail A Shares:
 Sold .....................        1,739,939             2,022,637                1,077,200              2,045,357
 Issued to shareholders in
   reinvestment of dividends         562,859               333,718                1,067,732                624,668
 Repurchased ..............         (600,605)             (849,811)                (826,751)            (1,139,827)
                                ------------          ------------             ------------           ------------
 Net increase in
   shares outstanding .....        1,702,193             1,506,544                1,318,181              1,530,198
                                ============          ============             ============           ============

Retail B Shares:
 Sold .....................          948,462               334,965                  360,386                121,818
 Issued to shareholders in
   reinvestment of dividends          40,578                   913                   17,751                    114
 Repurchased ..............          (28,162)               (4,524)                  (9,746)                (2,156)
                                ------------          ------------             ------------           ------------
 Net increase in
   shares outstanding .....          960,878               331,354                  368,391                119,776
                                ============          ============             ============           ============

Trust Shares:
 Sold .....................        4,207,200             3,456,356                2,765,315              3,112,141
 Issued to shareholders in
   reinvestment of dividends       1,209,038               924,527                1,235,597                866,812
 Repurchased ..............       (3,023,713)           (6,147,255)              (2,810,486)            (3,306,476)
                                ------------          ------------             ------------           ------------
 Net increase (decrease) in
   shares outstanding .....        2,392,525            (1,766,372)               1,190,426                672,477
                                ============          ============             ============           ============

                       See Notes to Financial Statements.

               ---------------


                                  STATEMENTS OF CHANGES IN NET ASSETS -
               THE GALAXY FUND    CAPITAL STOCK ACTIVITY (CONTINUED)
               ---------------

                                         Equity Growth Fund                     Small Cap Value Fund
                                  ---------------------------------       ---------------------------------
                                  Six months ended       Year ended       Six months ended       Year ended
                                   April 30, 1997        October 31,       April 30, 1997        October 31,
                                     (unaudited)            1996            (unaudited)             1996
                                  ----------------       ----------       ----------------       ----------
DOLLAR AMOUNTS
Retail A Shares:
 Sold .....................         $  19,914,262      $  47,189,209       $   6,009,476        $  5,161,336
 Issued in connection with
   acquisition (Note 8) ...                --             10,225,316              --                  --
 Issued to shareholders in
   reinvestment of dividends           10,314,094          2,454,356           4,978,000           1,944,464
 Repurchased ..............           (12,827,153)       (20,716,176)         (3,001,040)         (5,148,767)
                                    -------------      -------------       -------------        ------------
 Net increase in
   shares outstanding .....         $  17,401,203      $  39,152,705       $   7,986,436        $  1,957,033
                                    =============      =============       =============        ============

Retail B Shares:
 Sold .....................         $   6,973,574      $   3,960,553        $        N/A        $        N/A
 Issued to shareholders in
   reinvestment of dividends              296,379             --                     N/A                 N/A
 Repurchased ..............              (329,593)          (173,837)                N/A                 N/A
                                    -------------      -------------       -------------        ------------
 Net increase in
   shares outstanding .....         $   6,940,360      $   3,786,716        $        N/A        $        N/A
                                    =============      =============       =============        ============
Trust Shares:
 Sold .....................         $ 116,627,299      $ 131,387,247        $ 24,023,074        $ 28,375,657
 Issued in connection with
   acquisition (Note 8) ...                --             19,288,050              --                  --
 Issued to shareholders in
   reinvestment of dividends           25,329,306          7,869,807          20,272,927           8,667,254
 Repurchased ..............           (78,244,798)      (101,099,590)        (38,488,962)        (40,560,495)
                                    -------------      -------------       -------------        ------------
 Net increase (decrease) in
   shares outstanding .....         $  63,711,807      $  57,445,514       $   5,807,039        $ (3,517,584)
                                    =============      =============       =============        ============
SHARE ACTIVITY
Retail A Shares:
 Sold .....................               960,560          2,555,583             430,575             380,571
 Issued in connection with
   acquisition (Note 8) ...                --                578,307              --                  --
 Issued to shareholders in
   reinvestment of dividends              510,141            136,463             367,923             157,870
 Repurchased ..............              (620,330)        (1,097,610)           (213,867)           (379,218)
                                    -------------      -------------       -------------        ------------
 Net increase in
   shares outstanding .....               850,371          2,172,743             584,631             159,223
                                    =============      =============       =============        ============
Retail B Shares:
 Sold .....................               339,200            206,085                 N/A                 N/A
 Issued to shareholders in
   reinvestment of dividends               14,752             --                     N/A                 N/A
 Repurchased ..............               (16,134)            (8,900)                N/A                 N/A
                                    -------------      -------------       -------------        ------------
 Net increase in
   shares outstanding .....               337,818            197,185                 N/A                 N/A
                                    =============      =============       =============        ============
Trust Shares:
 Sold .....................             5,624,452          7,179,412           1,665,701           2,090,020
 Issued in connection with
   acquisition (Note 8) ...                --              1,090,562              --                 --
 Issued to shareholders in
   reinvestment of dividends            1,251,499            436,189           1,496,157             705,170
 Repurchased ..............            (3,782,401)        (5,400,445)         (2,758,370)         (3,036,094)
                                    -------------      -------------       -------------        ------------
 Net increase (decrease) in
   shares outstanding .....             3,093,550          3,305,718             403,488            (240,904)
                                    =============      =============       =============        ============

                       See Notes to Financial Statements.

               ---------------


                                  STATEMENTS OF CHANGES IN NET ASSETS -
               THE GALAXY FUND    CAPITAL STOCK ACTIVITY (CONTINUED)
               ---------------

                                            Small Company Equity Fund              International Equity Fund
                                         --------------------------------       --------------------------------
                                         Six months ended      Year ended       Six months ended      Year ended
                                          April 30, 1997       October 31,       April 30, 1997       October 31,
                                            (unaudited)           1996            (unaudited)            1996
                                         ----------------      ----------       ----------------      ----------
DOLLAR AMOUNTS
Retail A Shares:
 Sold .....................                $ 158,008,610     $ 397,053,745        $   6,151,915     $  13,188,755
 Issued to shareholders in
   reinvestment of dividends                  12,694,889           502,766            2,141,487           774,929
 Repurchased ..............                 (159,151,439)     (346,365,223)          (4,787,830)      (11,262,073)
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                $  11,552,060     $  51,191,288        $   3,505,572     $   2,701,611
                                           =============     =============        =============     =============
Retail B Shares:
 Sold .....................                $   5,207,416     $   3,690,344        $         N/A     $         N/A
 Issued to shareholders in
   reinvestment of dividends                     507,890            --                      N/A               N/A
 Repurchased ..............                     (312,661)          (92,260)                 N/A               N/A
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                $   5,402,645     $   3,598,084        $         N/A     $         N/A
                                           =============     =============        =============     =============
Trust Shares:
 Sold .....................                $ 172,532,203     $ 140,211,402        $  81,219,864     $ 114,166,862
 Issued to shareholders in
   reinvestment of dividends                  14,295,814           652,265            6,098,028         1,580,379
 Repurchased ..............                  (95,933,933)      (85,139,941)         (45,493,898)      (41,352,726)
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                $  90,894,084     $  55,723,726        $  41,823,994     $  74,394,515
                                           =============     =============        =============     =============

SHARE ACTIVITY
Retail A Shares:
 Sold .....................                    8,892,060        21,317,981              442,104           957,795
 Issued to shareholders in
   reinvestment of dividends                     724,595            30,882              159,099            58,885
 Repurchased ..............                   (8,902,949)      (18,586,441)            (343,137)         (825,685)
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                      713,706         2,762,422              258,066           190,995
                                           =============     =============        =============     =============
Retail B Shares:
 Sold .....................                      300,953           187,682                  N/A               N/A
 Issued to shareholders in
   reinvestment of dividends                      29,089            --                      N/A               N/A
 Repurchased ..............                      (18,466)           (3,934)                 N/A               N/A
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                      311,576           183,748                  N/A               N/A
                                           =============     =============        =============     =============
Trust Shares:
 Sold .....................                    9,543,883         7,215,898            5,816,066         8,260,799
 Issued to shareholders in
   reinvestment of dividends                     804,039            39,743              450,371           120,090
 Repurchased ..............                   (5,389,378)       (4,383,755)          (3,246,727)       (2,973,379)
                                           -------------     -------------        -------------     -------------
 Net increase in
   shares outstanding .....                    4,958,544         2,871,886            3,019,710         5,407,510
                                           =============     =============        =============     =============

                       See Notes to Financial Statements.

               ---------------

                                  ASSET ALLOCATION FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------
RETAIL A SHARES
                                             SIX MONTHS ENDED                            YEARS ENDED OCTOBER 31,
                                              APRIL 30, 1997   ------------------------------------------------------------------
                                               (UNAUDITED)        1996           1995         1994         1993(2)      1992(1)(2)
                                             ---------------   ---------      --------      --------      --------      --------
Net Asset Value, Beginning of Period           $   14.52       $   12.82      $  10.67      $  11.15      $  10.16      $  10.00
                                               ---------       ---------      --------      --------      --------      --------
Income from Investment Operations:
   Net investment income (C) .........              0.18            0.30          0.30          0.27          0.25          0.15
   Net realized and unrealized gain (loss)
     on investments ..................              0.91            1.83          2.16         (0.49)         0.99          0.13
                                               ---------       ---------      --------      --------      --------      --------
     Total from Investment Operations:              1.09            2.13          2.46         (0.22)         1.24          0.28
                                               ---------       ---------      --------      --------      --------      --------
Less Dividends:
   Dividends from net investment income            (0.17)          (0.30)        (0.31)        (0.26)        (0.25)        (0.12)
   Dividends from net realized capital gains       (0.51)          (0.13)          --            --            --            --
                                               ---------       ---------      --------      --------      --------      --------
     Total Dividends: ................             (0.68)          (0.43)        (0.31)        (0.26)        (0.25)        (0.12)
                                               ---------       ---------      --------      --------      --------      --------
Net increase (decrease) in net asset value          0.41            1.70          2.15         (0.48)         0.99          0.16
                                               ---------       ---------      --------      --------      --------      --------
Net Asset Value, End of Period .....           $   14.93       $   14.52      $  12.82      $  10.67      $  11.15      $  10.16
                                               =========       =========      ========      ========      ========      ========

Total Return (B) .....................              7.68%**        16.92%        23.42%        (2.02)%       12.37%         2.85%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....         $ 138,379       $ 116,852      $ 76,368      $ 73,574      $ 92,348      $ 11,555
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ............              2.62%*          2.29%         2.52%        2.66%           2.59%        2.80%*
   Operating expenses including
     reimbursement/waiver ............              1.40%*          1.42%         1.48%        1.21%           1.14%        1.11%*
   Operating expenses excluding
     reimbursement/waiver ............              1.40%*          1.42%         1.50%        1.22%           1.25%        2.39%*
Portfolio Turnover Rate ..............                19%**           48%           41%          23%             7%            2%**
Average Commission Rate Paid (A) .....         $  0.0610        $ 0.0635           N/A          N/A            N/A           N/A

----------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(3) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                           SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                            APRIL 30, 1997       -----------------------------------------------------------------
                                              (UNAUDITED)        1996           1995          1994         1993(2)      1992(1)(2)
                                              -----------        ----           ----          ----         -------      ----------
                  Retail A Shares ....         $    0.18       $    0.30      $   0.30      $   0.27      $   0.24      $   0.08
                  Trust Shares .......              0.20            0.33          0.32          0.28          0.24          0.08
                  Retail B Shares ....              0.13            0.12           N/A           N/A           N/A           N/A

                                                 See Notes to Financial Statements.

             TRUST SHARES                                                                    RETAIL B SHARES
           SIX MONTHS ENDED                     YEARS ENDED OCTOBER 31,                      SIX MONTHS ENDED   PERIOD ENDED
            APRIL 30, 1997   -------------------------------------------------------------    APRIL 30, 1997     OCTOBER 31,
             (UNAUDITED)       1996         1995         1994        1993(2)    1992(1)(2)      (UNAUDITED)        1996(3)
              ---------     ---------     --------     --------     --------     --------        --------         -------
              $   14.53     $   12.83     $  10.68     $  11.15     $  10.16     $  10.00        $  14.51         $ 13.59
              ---------     ---------     --------     --------     --------     --------        --------         -------
                   0.20          0.33         0.32         0.28         0.25         0.15            0.14            0.13

                   0.90          1.83         2.16        (0.49)        0.99         0.13            0.90            0.91
              ---------     ---------     --------     --------     --------     --------        --------         -------
                   1.10          2.16         2.48        (0.21)        1.24         0.28            1.04            1.04
              ---------     ---------     --------     --------     --------     --------        --------         -------

                  (0.19)        (0.33)       (0.33)       (0.26)       (0.25)       (0.12)          (0.13)          (0.12)
                  (0.51)        (0.13)         --           --           --           --            (0.51)            --
              ---------     ---------     --------     --------     --------     --------        --------         -------
                  (0.70)        (0.46)       (0.33)       (0.26)       (0.25)       (0.12)          (0.64)          (0.12)
              ---------     ---------     --------     --------     --------     --------        --------         -------
                   0.40          1.70         2.15        (0.47)        0.99         0.16            0.40            0.92
              ---------     ---------     --------     --------     --------     --------        --------         -------
              $   14.93     $   14.53     $  12.83     $  10.68     $  11.15     $  10.16        $  14.91         $ 14.51
              =========     =========     ========     ========     ========     ========        ========         =======
                   7.71%**      17.19%       23.68%       (1.93)%      12.37%        2.85%**         7.32%**         7.71%**

              $ 149,738     $ 123,603     $ 76,771     $ 65,464     $ 92,348     $ 11,555        $ 14,545         $ 3,557

                   2.80%*        2.52%        2.74%        2.70%        2.59%        2.80%*          2.01%*          1.73%*

                   1.22%*        1.19%        1.26%        1.18%        1.14%        1.11%*          2.04%*          1.95%*

                   1.22%*        1.21%        1.30%        1.18%        1.25%        2.39%*          2.20%*          2.15%*
                     19%**         48%          41%          23%           7%           2%**           19%**           48%
              $  0.0610     $  0.0635          N/A          N/A          N/A          N/A        $ 0.0610         $0.0635
----------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares.
(3) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                           SIX MONTHS ENDED                            YEARS ENDED OCTOBER 31,
                                            APRIL 30, 1997        -----------------------------------------------------------------
                                              (UNAUDITED)         1996           1995          1994         1993(2)      1992(1)(2)
                                              -----------         ----           ----          ----         -------      ----------
                  Retail A Shares ....         $    0.18        $    0.30      $   0.30      $   0.27      $   0.24      $   0.08
                  Trust Shares .......              0.20             0.33          0.32          0.28          0.24          0.08
                  Retail B Shares ....              0.13             0.12           N/A           N/A           N/A           N/A

               ---------------

                                  EQUITY INCOME FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997    ---------------------------------------------------------------------
                                          (UNAUDITED)         1996           1995           1994          1993(1)         1992(1)
                                        ----------------   ---------      --------      --------      ---------      --------
Net Asset Value, Beginning of Period     $   16.91         $   14.98      $  12.74      $  12.85      $   11.85      $  11.29
                                         ---------         ---------      --------      --------      ---------      --------
 Income from Investment Operations:
   Net investment income (C) .........        0.14              0.30          0.28          0.30           0.30          0.30
   Net realized and unrealized gain
     on investments ..................        1.57              2.47          2.47          0.07           1.09          0.76
                                         ---------         ---------      --------      --------      ---------      --------
       Total from Investment Operations:      1.71              2.77          2.75          0.37           1.39          1.06
                                         ---------         ---------      --------      --------      ---------      --------
Less Dividends:
   Dividends from net investment income      (0.15)            (0.30)        (0.30)        (0.29)         (0.28)        (0.30)
   Dividends from net realized capital
     gains ...........................       (1.44)            (0.54)        (0.21)        (0.19)         (0.11)        (0.20)
                                         ---------         ---------      --------      --------      ---------      --------
       Total Dividends: ..............       (1.59)            (0.84)        (0.51)        (0.48)         (0.39)        (0.50)
                                         ---------         ---------      --------      --------      ---------      --------
Net increase (decrease) in net asset
   value .............................        0.12              1.93          2.24         (0.11)          1.00          0.56
                                         ---------         ---------      --------      --------      ---------      --------
Net Asset Value, End of Period .......   $   17.03         $   16.91      $  14.98      $  12.74      $   12.85      $  11.85
                                         =========         =========      ========      ========      =========      ========

Total Return (B) .....................       10.69%**          19.01%        22.23%         2.94%         11.85%         9.71%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....   $ 145,986         $ 126,952      $ 81,802      $ 63,532      $ 123,970      $ 21,778
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver ..        1.78%*            1.86%         2.08%         2.45%          2.34%         2.84%
   Operating expenses including
     reimbursement/waiver ............        1.44%*            1.40%         1.49%         1.11%          1.16%         1.03%
   Operating expenses excluding
     reimbursement/waiver ............        1.44%*            1.40%         1.51%         1.12%          1.22%         1.54%
Portfolio Turnover Rate ..............           3%**             45%           21%           31%            27%           18%
Average Commission Rate Paid (A) .....   $  0.0602         $  0.0620           N/A           N/A            N/A           N/A

------------------------------
*   Annualized
**  Not Annualized
(1) For the periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)         1996          1995          1994          1993(2)      1992(1)(2)
                                          -----------         ----          ----          ----          -------      ----------
                  Retail A Shares ....   $    0.14         $    0.30      $   0.28      $   0.30      $    0.29      $   0.25
                  Trust Shares .......        0.19              0.37          0.36          0.31           0.29          0.25

                       See Notes to Financial Statements.

TRUST SHARES
                 SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                  APRIL 30, 1997          --------------------------------------------------------------------
                   (UNAUDITED)              1996           1995          1994          1993(1)       1992(1)
                   -----------              ----           ----          ----          -------       -------
                    $   16.93             $   14.99      $  12.75      $  12.85      $   11.85      $  11.29
                    ---------             ---------      --------      --------      ---------      --------

                         0.19                  0.37          0.36          0.31           0.30          0.30

                         1.55                  2.48          2.45          0.07           1.09          0.76
                    ---------             ---------      --------      --------      ---------      --------
                         1.74                  2.85          2.81          0.38           1.39          1.06
                    ---------             ---------      --------      --------      ---------      --------

                        (0.19)                (0.37)        (0.36)        (0.29)         (0.28)        (0.30)
                        (1.44)                (0.54)        (0.21)        (0.19)         (0.11)        (0.20)
                    ---------             ---------      --------      --------      ---------      --------
                        (1.63)                (0.91)        (0.57)        (0.48)         (0.39)        (0.50)
                    ---------             ---------      --------      --------      ---------      --------
                         0.11                  1.94          2.24         (0.10)          1.00          0.56
                    ---------             ---------      --------      --------      ---------      --------
                    $   17.04             $   16.93      $  14.99      $  12.75      $   12.85      $  11.85
                    =========             =========      ========      ========      =========      ========

                        10.87%**              19.65%        22.81%         3.02%         11.85%         9.71%

                    $ 110,514             $ 106,094      $ 87,819      $ 78,880      $ 123,970      $ 21,778

                         2.24%*                2.32%         2.60%         2.49%          2.34%         2.84%

                         0.98%*                0.94%         0.98%         1.07%          1.16%         1.03%

                         0.98%*                0.94%         1.00%         1.07%          1.22%         1.54%
                            3%**                 45%           21%           31%            27%           18%
                    $  0.0602             $  0.0620           N/A           N/A            N/A           N/A

------------------------------
*   Annualized
**  Not Annualized
(1) For the periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)         1996          1995          1994          1993(2)      1992(1)(2)
                                          -----------         ----          ----          ----          -------      ----------
                  Retail A Shares ....   $    0.14         $    0.30      $   0.28      $   0.30      $    0.29      $   0.25
                  Trust Shares .......        0.19              0.37          0.36          0.31           0.29          0.25

               ---------------

                                  GROWTH AND INCOME FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                          SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1997       ----------------------------------------------------
                                             (UNAUDITED)         1996(3)        1995          1994        1993(1)(2)
                                             -----------         -------        ----          ----        ----------

Net Asset Value, Beginning of Period ..       $   13.78         $  12.35      $  11.15      $  10.69      $  10.23
                                              ---------         --------      --------      --------      --------

Income from Investment Operations:
   Net investment income (C & D) ......            0.10             0.21          0.24          0.22          0.15
   Net realized and unrealized
     gain on investments ..............            1.57             2.16          1.70          0.72          0.48
                                              ---------         --------      --------      --------      --------
     Total from Investment Operations:             1.67             2.37          1.94          0.94          0.63
                                              ---------         --------      --------      --------      --------
Less Dividends:
   Dividends from net investment income           (0.12)           (0.21)        (0.25)        (0.20)        (0.17)
   Dividends from net realized capital
     gains ............................           (1.19)           (0.73)        (0.49)        (0.28)          --
                                              ---------         --------      --------      --------      --------
     Total Dividends: .................           (1.31)           (0.94)        (0.74)        (0.48)        (0.17)
                                              ---------         --------      --------      --------      --------
Net increase in net asset value .......            0.36             1.43          1.20          0.46          0.46
                                              ---------         --------      --------      --------      --------
Net Asset Value, End of Period ........       $   14.14         $  13.78      $  12.35      $  11.15      $  10.69
                                              =========         ========      ========      ========      ========

Total Return (B) ......................           12.65%**         20.25%        18.52%         9.12%         6.20%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....       $ 103,857         $ 77,776      $ 51,078      $ 22,244      $ 16,280
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ............             1.33%*           1.65%         2.10%         2.06%         1.77%*
   Operating expenses including
     reimbursement/waiver ............             1.25%*           1.34%         1.32%         1.29%         1.25%*
   Operating expenses excluding
     reimbursement/waiver ............             1.46%*           1.45%         1.77%         1.74%         1.78%*
Portfolio Turnover Rate ..............               52%**            59%           51%           73%           38%**
Average Commission Rate Paid(A) ......        $  0.0599         $ 0.0654           N/A           N/A           N/A

--------------------------------------

*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the
    Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's
    Retail A and Trust Shares, respectively. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and
    Income Fund. (Note 8).
(4) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:
                                                                          YEARS ENDED OCTOBER 31,
                                                                -------------------------------------------------
                                           SIX MONTHS ENDED                                 (UNAUDITED)
                                            APRIL 30, 1997                      -------------------------------------
                                             (UNAUDITED)          1996          1995          1994         1993(2)
                                             -----------          ----          ----          ----         -------
                  Retail A Shares ...         $    0.08         $   0.19      $   0.22      $   0.18      $   0.18
                  Trust Shares ......              0.10             0.27          0.25          0.22          0.15
                  Retail B Shares ...              0.03             0.05           N/A           N/A           N/A

(D) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                       See Notes to Financial Statements.

   TRUST SHARES                                                                       RETAIL B SHARES
 SIX MONTHS ENDED                    YEARS ENDED OCTOBER 31,                          SIX MONTHS ENDED   PERIOD ENDED
  APRIL 30, 1997      ------------------------------------------------------           APRIL 30, 1997     OCTOBER 31,
   (UNAUDITED)         1996(3)          1995          1994         1993(1)(2)            (UNAUDITED)       1996(4)
   -----------         -------          ----          ----         ----------            -----------       -------

    $   13.80         $   12.35      $   11.15      $   10.69      $   10.00               $  13.77        $  12.97
    ---------         ---------      ---------      ---------      ---------               --------        --------

         0.10              0.27           0.28           0.25           0.18                   0.07            0.07

         1.57              2.16           1.69           0.72           0.69                   1.54            0.81
    ---------         ---------      ---------      ---------      ---------               --------        --------
         1.67              2.43           1.97           0.97           0.87                   1.61            0.88
    ---------         ---------      ---------      ---------      ---------               --------        --------
        (0.12)            (0.25)         (0.28)         (0.23)         (0.18)                 (0.07)          (0.08)
        (1.19)            (0.73)         (0.49)         (0.28)           --                   (1.19)            --
    ---------         ---------      ---------      ---------      ---------               --------        --------
        (1.31)            (0.98)         (0.77)         (0.51)         (0.18)                 (1.26)          (0.08)
    ---------         ---------      ---------      ---------      ---------               --------        --------
         0.36              1.45           1.20           0.46           0.69                   0.35            0.80
    ---------         ---------      ---------      ---------      ---------               --------        --------
    $   14.16         $   13.80      $   12.35      $   11.15      $   10.69               $  14.12        $  13.77
    =========         =========      =========      =========      =========               ========        ========

        12.70%**          20.77%         18.80%          9.45%          8.80%                 12.20%**         6.83%**

    $ 225,560         $ 186,708      $ 189,011      $ 156,827      $ 147,090               $ 18,248        $  4,562

         1.57%*            2.01%          2.42%          2.31%          2.11%                  0.47%*          0.79%*

         1.03%*            1.02%          1.07%          1.04%          0.98%                  2.01%*          1.96%*

         1.03%*            1.03%          1.27%          1.24%          1.25%                  2.32%*          2.11%*
           52%**             59%            51%            73%            38%**                  52%**           59%
    $  0.0599         $  0.0654            N/A            N/A            N/A               $ 0.0599        $ 0.0654

--------------------------------------

*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the
    Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's
    Retail A and Trust Shares, respectively. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and
    Income Fund. (Note 8).
(4) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:
                                                                          YEARS ENDED OCTOBER 31,
                                                                -------------------------------------------------
                                           SIX MONTHS ENDED                                 (UNAUDITED)
                                            APRIL 30, 1997                      -------------------------------------
                                             (UNAUDITED)          1996          1995          1994         1993(2)
                                             -----------          ----          ----          ----         -------
                  Retail A Shares ...         $    0.08         $   0.19      $   0.22      $   0.18      $   0.18
                  Trust Shares ......              0.10             0.27          0.25          0.22          0.15
                  Retail B Shares ...              0.03             0.05           N/A           N/A           N/A

(D) Net investment income per share does not reflect the tax reclassifications arising in the current period.

               ---------------

                                  EQUITY VALUE FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)         1996           1995           1994          1993(1)         1992(1)
                                          -----------         ----           ----           ----          -------         -------
 Net Asset Value, Beginning of Period       $   15.96         $   14.33      $  13.31      $  13.12      $   11.41      $   11.52
                                            ---------         ---------      --------      --------      ---------      ---------
 Income from Investment Operations:
   Net investment income (C) .........           0.05              0.14          0.22          0.18           0.19           0.26
   Net realized and unrealized gain
     on investments ..................           1.43              2.74          2.24          0.45           2.14           0.33
                                            ---------         ---------      --------      --------      ---------      ---------
       Total from Investment Operations:         1.48              2.88          2.46          0.63           2.33           0.59
                                            ---------         ---------      --------      --------      ---------      ---------
 Less Dividends:
   Dividends from net investment income         (0.06)            (0.14)        (0.23)        (0.16)         (0.20)         (0.27)
   Dividends from net realized capital
     gains ...........................          (1.90)            (1.11)        (1.21)        (0.28)         (0.42)         (0.43)
                                            ---------         ---------      --------      --------      ---------      ---------
       Total Dividends: ..............          (1.96)            (1.25)        (1.44)        (0.44)         (0.62)         (0.70)
                                            ---------         ---------      --------      --------      ---------      ---------
 Net increase (decrease) in net asset
   value .............................          (0.48)             1.63          1.02          0.19           1.71          (0.11)
                                            ---------         ---------      --------      --------      ---------      ---------
 Net Asset Value, End of Period ....        $   15.48         $   15.96      $  14.33      $  13.31      $   13.12      $   11.41
                                            =========         =========      ========      ========      =========      =========
 Total Return (B) ....................           9.67%**          21.49%        20.81%         4.97%         21.18%          5.66%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ...      $ 148,453         $ 131,998      $ 96,555      $ 74,001      $ 176,107      $ 133,578
 Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ..           0.69%*            1.00%         1.62%         1.45%          1.52%          2.24%
   Operating expenses
     including reimbursement/waiver ..           1.40%*            1.45%         1.49%         1.08%          0.97%          0.94%
   Operating expenses
     excluding reimbursement/waiver ..           1.40%*            1.45%         1.50%         1.11%          0.97%          0.94%
 Portfolio Turnover Rate .............             44%**            116%           76%           71%            50%           136%
Average Commission Rate Paid (A) .....      $  0.0604         $  0.0605           N/A           N/A            N/A            N/A

----------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B SHARES.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)           1996           1995          1994         1993(1)        1992(1)
                                          -----------           ----           ----          ----         -------        -------
                  Retail A Shares ..        $    0.05         $    0.14      $   0.22      $   0.18      $    0.19      $    0.26
                  Trust Shares .....             0.08              0.21          0.28          0.19           0.19           0.26
                  Retail B Shares ..             0.10              0.01           N/A           N/A            N/A            N/A

                       See Notes to Financial Statements.

 TRUST SHARES                                                                                      RETAIL B SHARES
 SIX MONTHS ENDED                     YEARS ENDED OCTOBER 31, APRIL 30, 1997                       SIX MONTHS ENDED    PERIOD ENDED
  APRIL 30, 1997      ------------------------------------------------------------------            APRIL 30, 1997      OCTOBER 31,
   (UNAUDITED)         1996            1995           1994          1993(1)       1992(1)             (UNAUDITED)          1996(2)
   -----------         ----            ----           ----          -------       -------             -----------          -------
   $   15.96          $   14.33      $   13.32      $   13.12      $   11.41      $   11.52            $ 15.99           $ 14.74
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------

        0.08               0.21           0.28           0.19           0.19           0.26               0.01              0.04

        1.43               2.74           2.24           0.45           2.14           0.33               1.43              1.25
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------
        1.51               2.95           2.52           0.64           2.33           0.59               1.44              1.29
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------

       (0.09)             (0.21)         (0.30)         (0.16)         (0.20)         (0.27)             (0.02)            (0.04)
       (1.90)             (1.11)         (1.21)         (0.28)         (0.42)         (0.43)             (1.90)              --
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------
       (1.99)             (1.32)         (1.51)         (0.44)         (0.62)         (0.70)             (1.92)            (0.04)
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------
       (0.48)              1.63           1.01           0.20           1.71          (0.11)             (0.48)             1.25
   ---------          ---------      ---------      ---------      ---------      ---------            -------           -------
   $   15.48          $   15.96      $   14.33      $   13.32      $   13.12      $   11.41            $ 15.51           $ 15.99
   =========          =========      =========      =========      =========      =========            =======           =======

        9.87%**           22.05%         21.31%          5.05%         21.18%          5.66%              9.36%**           8.80%**

   $ 207,420          $ 194,827      $ 165,330      $ 154,403      $ 176,107      $ 133,578            $ 7,572           $ 1,916

        1.04%*             1.42%          2.10%          1.46%          1.52%          2.24%             (0.03)%*           0.43%*

        1.05%*             1.03%          1.02%          1.06%          0.97%          0.94%              2.06%*            1.94%*

        1.05%*             1.03%          1.02%          1.06%          0.97%          0.94%              2.41%*            2.24%*
          44%**             116%            76%            71%            50%           136%                44%**            116%
   $  0.0604          $  0.0605            N/A            N/A            N/A            N/A            $0.0604           $0.0605

----------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B SHARES.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)           1996           1995          1994         1993(1)        1992(1)
                                          -----------           ----           ----          ----         -------        -------
                  Retail A Shares ..        $    0.05         $    0.14      $   0.22      $   0.18      $    0.19      $    0.26
                  Trust Shares .....             0.08              0.21          0.28          0.19           0.19           0.26
                  Retail B Shares ..             0.10              0.01           N/A           N/A            N/A            N/A

               ---------------

                                  EQUITY GROWTH FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)          1996           1995          1994         1993(1)        1992(1)
                                          -----------          ----           ----          ----         -------        -------
Net Asset Value, Beginning of Period       $   20.37         $   17.29      $  14.18      $  13.76      $   12.90      $   11.99
                                           ---------         ---------      --------      --------      ---------      ---------

 Income from Investment Operations:
   Net investment income (C) .........          0.03              0.10          0.14          0.17           0.15           0.17
   Net realized and unrealized gain
     on investments ..................          1.99              3.39          3.28          0.47           0.95           0.91
                                           ---------         ---------      --------      --------      ---------      ---------
       Total from Investment Operations:        2.02              3.49          3.42          0.64           1.10         1.08
                                           ---------         ---------      --------      --------      ---------      ---------
 Less Dividends:
   Dividends from net investment income        (0.03)            (0.11)        (0.14)        (0.16)         (0.15)          (0.17)
   Dividends from net realized capital
     gains ...........................         (1.28)            (0.30)        (0.17)        (0.06)         (0.09)          --
                                           ---------         ---------      --------      --------      ---------      ---------
     Total Dividends: ................         (1.31)            (0.41)        (0.31)        (0.22)         (0.24)          (0.17)
                                           ---------         ---------      --------      --------      ---------      ---------
Net increase in net asset value ......          0.71              3.08          3.11          0.42            0.86           0.91
                                           ---------         ---------      --------      --------      ---------      ---------
Net Asset Value, End of Period .......     $   21.08         $   20.37      $  17.29      $  14.18      $   13.76      $   12.90
                                           =========         =========      ========      ========      =========      =========

 Total Return (B) ....................         10.18%**          20.51%        24.54%         4.72%          8.58%           9.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....     $ 184,309         $ 160,800      $ 98,911      $ 70,338      $ 427,298      $ 224,630
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ..          0.25%*            0.50%         0.85%         1.22%          1.20%           1.37%
   Operating expenses
     including reimbursement/waiver ..          1.39%*            1.40%         1.45%         0.98%          0.97%           0.95%
   Operating expenses
     excluding reimbursement/waiver ..          1.39%*            1.40%         1.47%         0.99%          0.97%           0.95%
Portfolio Turnover Rate ..............            31%**             36%           14%           18%            16%             22%
Average Commission Rate Paid (A) .....     $  0.0598         $  0.0615           N/A           N/A            N/A             N/A

---------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)          1996           1995          1994         1993(1)        1992(1)
                                          -----------          ----           ----          ----         -------        -------
                  Retail A Shares ....     $    0.03         $    0.10      $   0.13      $   0.17      $    0.15      $    0.17
                  Trust Shares .......          0.07              0.17          0.20          0.18           0.15           0.17
                  Retail B Shares ....         (0.04)            (0.03)          N/A           N/A            N/A            N/A

                       See Notes to Financial Statements.

   TRUST SHARES                                                                                    RETAIL B SHARES
 SIX MONTHS ENDED                                  YEARS ENDED OCTOBER 31, APRIL 30, 1997          SIX MONTHS ENDED    PERIOD ENDED
  APRIL 30, 1997       ---------------------------------------------------------------------        APRIL 30, 1997      OCTOBER 31,
   (UNAUDITED)           1996            1995           1994         1993(1)        1992(1)           (UNAUDITED)         1996(2)
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------
    $   20.39          $   17.30      $   14.19      $   13.76      $   12.90      $   11.99            $  20.26          $ 18.77
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

         0.07               0.17           0.20           0.18           0.15           0.17               (0.02)           (0.01)

         1.99               3.40           3.28           0.47           0.95           0.91                1.96             1.50
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

         2.06               3.57           3.48           0.65           1.10           1.08                1.94             1.49
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

        (0.07)             (0.18)         (0.20)         (0.16)         (0.15)         (0.17)                --               --
        (1.28)             (0.30)         (0.17)         (0.06)         (0.09)           --                (1.28)             --
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

        (1.35)             (0.48)         (0.37)         (0.22)         (0.24)         (0.17)              (1.28)             --
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

         0.71               3.09           3.11           0.43           0.86           0.91                0.66            1.49
    ---------          ---------      ---------      ---------      ---------      ---------            --------          -------

    $   21.10          $   20.39      $   17.30      $   14.19      $   13.76      $   12.90            $  20.92          $ 20.26
    =========          =========      =========      =========      =========      =========            ========          =======

        10.41%**           21.03%         25.08%          4.80%          8.58%          9.10%               9.83%**          7.95%**

    $ 647,250          $ 562,419      $ 420,016      $ 362,094      $ 427,298      $ 224,630            $ 11,192          $ 3,995

         0.68%*             0.92%          1.31%          1.27%          1.20%          1.37%              (0.37)%*         (0.16)%*

         0.96%*             0.98%          1.00%          0.93%          0.97%          0.95%               2.01%*           1.92%*

         0.96%*             0.98%          1.00%          0.93%          0.97%          0.95%               2.37%*           2.29%*
           31%**              36%            14%            18%            16%            22%                 31%**            36%
    $  0.0598          $  0.0615            N/A            N/A            N/A            N/A            $ 0.0598          $0.0615

---------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)          1996           1995          1994         1993(1)        1992(1)
                                          -----------          ----           ----          ----         -------        -------
                  Retail A Shares ....     $    0.03         $    0.10      $   0.13      $   0.17      $    0.15      $    0.17
                  Trust Shares .......          0.07              0.17          0.20          0.18           0.15           0.17
                  Retail B Shares ....         (0.04)            (0.03)          N/A           N/A            N/A            N/A

               ---------------

                                  SMALL CAP VALUE FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                             SIX MONTHS ENDED                       YEARS ENDED OCTOBER 31,
                                              APRIL 30, 1997      ----------------------------------------------------
                                               (UNAUDITED)        1996(3)         1995           1994        1993(1)(2)
                                               -----------        -------         ----           ----        ----------
Net Asset Value, Beginning of Period .......    $  14.75          $  12.68      $  11.06      $   11.21      $   10.52
                                                --------          --------      --------      ---------      ---------
Income from Investment Operations:
   Net investment income (loss) (C, D & E) .       (0.03)             0.01         (0.02)         (0.01)         (0.01)
   Net realized and unrealized
     gain on investments ...................        0.79              2.95          2.21           0.18           0.70
                                                --------          --------      --------      ---------      ---------
     Total from Investment Operations: .....        0.76              2.96          2.19           0.17           0.69
                                                --------          --------      --------      ---------      ---------
Less Dividends:
   Dividends from net investment income (C)          --              (0.02)          --             --             --
   Dividends in excess of net investment income      --                --            --             --             --
   Dividends from net realized capital gains       (2.14)            (0.87)        (0.57)         (0.32)           --
                                                --------          --------      --------      ---------      ---------
     Total Dividends (C): ..................       (2.14)            (0.89)        (0.57)         (0.32)           --
                                                --------          --------      --------      ---------      ---------
Net increase (decrease) in net asset value .       (1.38)             2.07          1.62          (0.15)          0.69
                                                --------          --------      --------      ---------      ---------
Net Asset Value, End of Period .............    $  13.37          $  14.75      $  12.68      $   11.06      $   11.21
                                                ========          ========      ========      =========      =========

Total Return (B) ...........................        4.96%**          24.77%        21.27%          1.64%          6.56%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........    $ 39,000          $ 34,402      $ 27,546      $  19,764      $  15,014
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ........       (0.46)%*           0.08%        (0.19)%        (0.10)%        (0.19)%*
   Operating expenses
     including reimbursement/waiver ........        1.29%*            1.40%         1.35%          1.31%          1.33%*
   Operating expenses
     excluding reimbursement/waiver ........        1.56%*            1.55%         1.85%          1.84%          1.87%*
Portfolio Turnover Rate ....................          18%**             39%           32%            29%            29%**
Average Commission Rate Paid (A) ...........    $ 0.0582         $  0.0559           N/A            N/A              N/A

-------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the
    Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's
    Retail A and Trust Shares, respectively. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap
    Value Fund. (Note 8).
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Represents less than $0.01 per Trust Share for year 1993.
(D) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:
                                                                                   YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------
                                             SIX MONTHS ENDED                                 (UNAUDITED)
                                              APRIL 30, 1997                      ------------------------------------
                                               (UNAUDITED)          1996          1995           1994          1993(2)
                                               -----------          ----          ----           ----          -------
                  Retail A Shares ....          $  (0.05)         $   0.01      $  (0.08)     $   (0.06)     $   (0.05)
                  Trust Shares .......             (0.01)             0.05         (0.03)         (0.01)          0.00
(E) Net investment income per share does not reflect the tax reclassifications arising in the current period.

                       See Notes to Financial Statements.

            TRUST SHARES
           SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
            APRIL 30, 1997         -------------------------------------------------------------
             (UNAUDITED)            1996(3)           1995              1994           1993(1)(2)
             -----------            -------           ----              ----           ----------
              $   14.76            $   12.71        $   11.07         $   11.21        $   10.00
              ---------            ---------        ---------         ---------        ---------

                  (0.01)                0.05             0.01              0.02              --

                   0.79                 2.97             2.21              0.17             1.21
              ---------            ---------        ---------         ---------        ---------
                   0.78                 3.02             2.22              0.19             1.21
              ---------            ---------        ---------         ---------        ---------
                    --                 (0.05)           (0.01)            (0.01)             --
                    --                 (0.01)             --                --               --
                  (2.14)               (0.91)           (0.57)            (0.32)             --
              ---------            ---------        ---------         ---------        ---------
                  (2.14)               (0.97)           (0.58)            (0.33)             --
              ---------            ---------        ---------         ---------        ---------
                  (1.36)                2.05             1.64             (0.14)            1.21
              ---------            ---------        ---------         ---------        ---------
              $   13.40            $   14.76        $   12.71         $   11.07        $   11.21
              =========            =========        =========         =========        =========

                   5.10%**             25.22%           21.52%             1.86%           12.12%**

              $ 130,082            $ 137,341        $ 121,364         $ 101,905        $ 100,382

                  (0.15)%*              0.45%            0.07%             0.15%            0.02%*

                   1.02%*               1.05%            1.10%             1.06%            1.01%*

                   1.04%*               1.06%            1.35%             1.34%            1.29%*
                     18%**                39%              32%               29%              29%**
              $  0.0582            $  0.0559              N/A               N/A              N/A

-------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The
    Shawmut Funds.
(2) The Predecessor Fund began offering Investment Shares on February 12, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the
    Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's
    Retail A and Trust Shares, respectively. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap
    Value Fund. (Note 8).
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Represents less than $0.01 per Trust Share for year 1993.
(D) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties were as follows:
                                                                                     YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------
                                             SIX MONTHS ENDED                                      (UNAUDITED)
                                              APRIL 30, 1997                      ------------------------------------
                                               (UNAUDITED)          1996          1995           1994          1993(2)
                                               -----------          ----          ----           ----          -------
                  Retail A Shares ....          $  (0.05)         $   0.01      $  (0.08)     $   (0.06)     $   (0.05)
                  Trust Shares .......             (0.01)             0.05         (0.03)         (0.01)          0.00
(E) Net investment income per share does not reflect the tax reclassifications arising in the current period.

               ---------------

                                  SMALL COMPANY EQUITY FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997         ----------------------------------------------------------------
                                          (UNAUDITED)             1996           1995          1994        1993(2)     1992(1)(2)
                                          -----------             ----           ----          ----        -------     ----------
Net Asset Value, Beginning of Period       $   19.96            $   16.28      $  12.35      $  12.41      $   8.79     $  10.00
                                           ---------            ---------      --------      --------      --------     --------
Income from Investment Operations:
   Net investment income (loss) (C) ..         (0.08)               (0.14)        (0.09)        (0.01)        (0.04)        (0.03)
   Net realized and unrealized gain
     (loss) on investments ...........         (2.40)                3.99          4.21           --           3.66         (1.18)
                                           ---------            ---------      --------      --------      --------     --------
       Total from Investment Operations:       (2.48)                3.85          4.12         (0.01)         3.62         (1.21)
                                           ---------            ---------      --------      --------      --------     --------
Less Dividends:
   Dividends from net investment income          --                   --            --            --            --           --
   Dividends from net realized capital
     gains ...........................         (2.38)               (0.17)        (0.19)        (0.05)          --           --
                                           ---------            ---------      --------      --------      --------     --------
       Total Dividends: ..............         (2.38)               (0.17)        (0.19)        (0.05)          --           --
                                           ---------            ---------      --------      --------      --------     --------
Net increase (decrease) in net asset
   value .............................         (4.86)                3.68          3.93         (0.06)         3.62        (1.21)
                                           ---------            ---------      --------      --------      --------     --------
Net Asset Value, End of Period .......     $   15.10            $   19.96      $  16.28     $   12.35      $  12.41     $   8.79
                                           =========            =========      ========     =========      ========     ========

Total Return (B) .....................        (14.08)%**            23.97%        34.01%        (0.06)%       41.18%      (12.10)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....     $  94,876            $ 111,101      $ 45,668      $ 30,845      $ 55,683     $ 29,072
Ratios to average net assets:
   Net investment income (loss)
     including reimbursement/waiver ..         (0.97)%*             (1.03)%       (0.85)%       (0.40)%       (0.66)%      (0.63)%*
   Operating expenses
     including reimbursement/waiver ..          1.46%*               1.57%         1.60%         1.31%         1.18%        1.06%*
   Operating expenses
     excluding reimbursement/waiver ..          1.53%*               1.57%         1.64%         1.34%         1.22%        1.33%*
Portfolio Turnover Rate ..............            32%**                82%           54%           35%           57%          87%**
Average Commission Rate Paid (A) .....     $  0.0568            $  0.0531           N/A           N/A           N/A          N/A

-----------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(3) The Fund began issuing Retail B Shares on March 4, 1996.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period. (A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997         ----------------------------------------------------------------
                                          (UNAUDITED)             1996           1995         1994          1993(2)     1992(1)(2)
                                          -----------             ----           ----         ----          -------     ----------
                  Retail A Shares ....      $  (0.09)           $   (0.14)     $  (0.09)    $   (0.01)     $  (0.04)    $  (0.05)
                  Trust Shares .......         (0.05)               (0.09)        (0.04)          --          (0.04)       (0.05)
                  Retail B Shares ....         (0.11)               (0.24)          N/A           N/A           N/A          N/A

                       See Notes to Financial Statements.

    TRUST SHARES                                                                                   RETAIL B SHARES
  SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,                               SIX MONTHS ENDED   PERIOD ENDED
   APRIL 30, 1997       -------------------------------------------------------------------         APRIL 30, 1997     OCTOBER 31,
    (UNAUDITED)           1996           1995          1994         1993(2)     1992(1)(2)            (UNAUDITED)        1996(3)
    -----------           ----           ----          ----         -------     ----------            -----------        -------
     $   20.20          $   16.38      $  12.36      $  12.41      $   8.79      $  10.00              $ 19.91           $ 17.27
     ---------          ---------      --------      --------      --------      --------              -------           -------

         (0.04)             (0.09)        (0.04)          --          (0.04)        (0.03)               (0.10)            (0.19)(4)

         (2.43)              4.08          4.25           --           3.66         (1.18)               (2.42)             2.83
     ---------          ---------      --------      --------      --------      --------              -------           -------
         (2.47)              3.99          4.21           --           3.62         (1.21)               (2.52)             2.64
     ---------          ---------      --------      --------      --------      --------              -------           -------
           --                 --            --            --            --            --                   --                --
         (2.38)             (0.17)        (0.19)        (0.05)          --            --                 (2.38)              --
     ---------          ---------      --------      --------      --------      --------              -------           -------
         (2.38)             (0.17)        (0.19)        (0.05)          --            --                 (2.38)              --
     ---------          ---------      --------      --------      --------      --------              -------           -------
         (4.85)              3.82          4.02         (0.05)         3.62         (1.21)               (4.90)             2.64
     ---------          ---------      --------      --------      --------      --------              -------           -------
     $   15.35          $   20.20      $  16.38      $  12.36      $  12.41      $   8.79              $ 15.01           $ 19.91
     =========          =========      ========      ========      ========      ========              =======           =======
        (13.84)%**          24.69%        34.73%         0.02%        41.18%       (12.10)%**           (14.39)%**         15.34%**

     $ 209,128          $ 174,990      $ 94,831      $ 66,462      $ 55,683      $ 29,072              $ 7,433           $   659

         (0.56)%*           (0.60)%       (0.37)%        (0.35)%      (0.66)%       (0.63)%*             (1.86)%*          (1.50)%*

          1.05%*             1.14%         1.12%          1.27%        1.18%         1.06%*               2.35%*            2.04%*

          1.18%*             1.14%         1.12%          1.27%        1.22%         1.33%*               2.66%*            2.44%*
            32%**              82%           54%            35%          57%           87%**                32%**             82%
     $  0.0568          $  0.0531           N/A            N/A          N/A           N/A              $0.0568           $0.0531

-----------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and the selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(3) The Fund began issuing Retail B Shares on March 4, 1996.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period. (A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997         ----------------------------------------------------------------
                                          (UNAUDITED)             1996           1995         1994          1993(2)     1992(1)(2)
                                          -----------             ----           ----         ----          -------     ----------
                  Retail A Shares ....      $  (0.09)           $   (0.14)     $  (0.09)    $   (0.01)     $  (0.04)    $  (0.05)
                  Trust Shares .......         (0.05)               (0.09)        (0.04)          --          (0.04)       (0.05)
                  Retail B Shares ....         (0.11)               (0.24)          N/A           N/A           N/A          N/A

               ---------------

                                  INTERNATIONAL EQUITY FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

RETAIL A SHARES
                                          SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1997       -------------------------------------------------------------------
                                            (UNAUDITED)         1996           1995           1994          1993(2)       1992(1)(2)
                                            -----------         ----           ----           ----          -------       ----------
Net Asset Value, Beginning of Period ....    $  13.94           $  12.92      $  13.20      $  12.13      $   9.66      $  10.00
                                             --------           --------      --------      --------      --------      --------
Income from Investment Operations:
   Net investment income (C) ...........           --(3)            0.11          0.11          0.06          0.02          0.06
   Net realized and unrealized gain (loss)
     on investments ....................         1.12               1.27         (0.21)         1.02          2.51         (0.40)
                                             --------           --------      --------      --------      --------      --------
       Total from Investment Operations:         1.12               1.38         (0.10)         1.08          2.53         (0.34)
                                             --------           --------      --------      --------      --------      --------
Less Dividends:
   Dividends from net investment income         (0.18)             (0.12)        (0.02)        (0.01)        (0.06)          --
   Dividends from net realized capital
     gains .............................        (0.68)             (0.24)        (0.16)          --            --            --
                                             --------           --------      --------      --------      --------      --------
       Total Dividends: ................        (0.86)             (0.36)        (0.18)        (0.01)        (0.06)          --
                                             --------           --------      --------      --------      --------      --------
Net increase (decrease) in net asset
   value ...............................         0.26               1.02         (0.28)         1.07          2.47         (0.34)
                                             --------           --------      --------      --------      --------      --------
Net Asset Value, End of Period .........     $  14.20           $  13.94      $  12.92      $  13.20      $  12.13      $   9.66
                                             ========           ========      ========      ========      ========      ========

Total Return (B) .......................         8.40%**           10.86%        (0.64)%        8.91%        26.36%        (3.40)%**
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......     $ 39,482           $ 35,144      $ 30,104      $ 32,887      $ 39,246      $ 12,584
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver ....        (0.09)%*            0.78%         0.84%         0.69%         0.37%         1.19%*
   Operating expenses
     including reimbursement/waiver ....         1.61%*             1.70%         1.76%         1.49%         1.57%         1.61%*
   Operating expenses
     excluding reimbursement/waiver ....         1.92%*             1.98%          2.03%        1.79%         2.04%         2.79%*
Portfolio Turnover Rate ................           15%**             146%           48%           39%           29%           21%**
Average Commission Rate Paid (A) .......     $ 0.0166           $ 0.0381           N/A           N/A           N/A           N/A

---------------------------------

*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(3) Represents less than $0.01 per share.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                         SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                          APRIL 30, 1997         ----------------------------------------------------------------
                                           (UNAUDITED)            1996          1995          1994         1993(1)       1992(1)
                                           -----------            ----          ----          ----         -------       -------
                  Retail A Shares ....       $    --            $   0.07      $   0.08      $   0.03           --           --
                  Trust Shares .......           0.01               0.13          0.13          0.04           --           --

                       See Notes to Financial Statements.

 TRUST SHARES
SIX MONTHS ENDED                               YEARS ENDED OCTOBER 31,
 APRIL 30, 1997       -------------------------------------------------------------------------
  (UNAUDITED)          1996             1995            1994           1993(2)       1992(1)(2)
  -----------          ----             ----            ----           -------       ----------
   $  14.01           $   12.98        $  13.20        $  12.13        $   9.66        $  10.00
  ---------           ---------        --------        --------        --------        --------
       0.03                0.17            0.16            0.06            0.02            0.06

       1.15                1.30           (0.18)           1.02            2.51           (0.40)
  ---------           ---------        --------        --------        --------        --------
       1.18                1.47           (0.02)           1.08            2.53           (0.34)
  ---------           ---------        --------        --------        --------        --------
      (0.20)              (0.20)          (0.04)          (0.01)          (0.06)            --
      (0.68)              (0.24)          (0.16)            --              --
  ---------           ---------        --------        --------        --------        --------
      (0.88)              (0.44)          (0.20)          (0.01)          (0.06)            --
  ---------           ---------        --------        --------        --------        --------
       0.30                1.03           (0.22)           1.07            2.47           (0.34)
  ---------           ---------        --------        --------        --------        --------
  $   14.31           $   14.01        $  12.98        $  13.20        $  12.13        $   9.66
  =========           =========        ========        ========        ========        ========
       8.84%**            11.51%          (0.02)%          8.91%          26.36%          (3.40)%**

  $ 219,403           $ 172,561        $ 89,614        $ 82,350        $ 39,246        $ 12,584

      0.46%*              1.40%           1.36%            0.74%           0.37%           1.19%*

      1.06%*              1.08%           1.22%            1.43%           1.57%           1.61%*

      1.39%*              1.36%           1.48%            1.72%           2.04%           2.79%*
        15%**              146%             48%              39%             29%             21%**
  $ 0.0166            $ 0.0381             N/A              N/A             N/A             N/A

---------------------------------

*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A and Trust Shares (See Note 5).
(3) Represents less than $0.01 per share.
(A) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share.
(B) Calculation does not include sales charge for Retail A Shares.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                         SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                          APRIL 30, 1997         ----------------------------------------------------------------
                                           (UNAUDITED)            1996          1995          1994         1993(1)       1992(1)
                                           -----------            ----          ----          ----         -------       -------
                  Retail A Shares ....       $    --            $   0.07      $   0.08      $   0.03           --           --
                  Trust Shares .......           0.01               0.13          0.13          0.04           --           --

               ---------------



               THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)
               ---------------

1. ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value, Small Company Equity and International Equity Funds (individually, a "Fund," collectively, the "Funds") only.

  The Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Equity Income, Small Cap Value and International Equity Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

  PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
  Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

  FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs have been fully amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

  The Trust pays the Investment Adviser a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

  Effective August 12, 1996 (see Note 10), the Investment Adviser entered into a sub-advisory agreement with Oechsle International Advisors, L.P. ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Adviser pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of all net assets in excess of $50 million.

  Prior to August 12, 1996, the Investment Adviser had a sub-advisory agreement with Wellington Management Company ("Wellington Management") with respect to the International Equity Fund pursuant to which the Investment Adviser paid fees to Wellington Management, computed daily and paid quarterly, at the annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the next $50 million of such assets, plus 0.20% of net assets in excess of $100 million.

  Prior to December 4, 1995, Shawmut Bank, N.A., ("Shawmut Bank") provided investment advisory services to the Shawmut Growth and Income Equity and Shawmut Small Capitalization Equity Funds, predecessor funds of the Galaxy Growth and Income and Galaxy Small Cap Value Funds (collectively, the "Predecessor Funds," see Note 8). Shawmut Bank was paid a fee for its services at the annual rate of 1.00% of each Predecessor Fund's average daily net assets (See also Note 4).

  The Trust and First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

  In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, FDISG compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

  Retail A Shares, Trust Shares and, effective March 1, 1996, Retail B Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the six months ended April 30, 1997, transfer agent charges for each series were as follows:

                                 RETAIL A   RETAIL B       TRUST
                                 --------   --------       -----

Asset Allocation                $ 111,955  $ 12,557     $ 198,831
Equity Income                     135,013     N/A          11,819
Growth and Income                 119,085    22,072       114,631
Equity Value                      149,786    10,030       124,956
Equity Growth                     198,177    18,152       221,292
Small Cap Value                    58,505     N/A          59,509
Small Company Equity              139,905    18,473       172,184
International Equity               81,666     N/A          91,887

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's Shares.

  Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities primarily intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of a Predecessor Fund's Investment Shares.

  The Trust has implemented a shareholder services plan (the "Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Asset Allocation, Growth and Income, Equity Value, Equity Growth and Small Company Equity Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison/shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by the institution's customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by the institution's customers.

  For the six months ended April 30, 1997, the Funds paid distribution and/or shareholder servicing fees under the Services Plan and 12b-1 Plan as follows:

                                 SHAREHOLDER SERVICES    DISTRIBUTION
                                 RETAIL A    RETAIL B      RETAIL B
                                 ----------- --------    ------------
Asset Allocation                 $ 180,046   $ 11,725       $ 25,405
Equity Income                      193,667      N/A            N/A
Growth and Income                  130,474     14,740         31,937
Equity Value                       183,468     5,872          12,723
Equity Growth                      243,438     10,134         21,957
Small Cap Value                     56,637      N/A            N/A
Small Company Equity               133,020      8,186         17,738
International Equity                33,916      N/A            N/A

  Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

  In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

  Expenses for the six months ended April 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES
  The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 1997, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                            FEES                EXPENSES
  FUND                     WAIVED              REIMBURSED
  ----                     ------              ----------
  Asset Allocation          $--                $ 12,086
  Growth and Income          --                 113,526
  Equity Value               --                   9,521
  Equity Growth              --                  12,100
  Small Cap Value            --                  60,556
  Small Company Equity       --                 178,003
  International Equity     289,536               87,748

5. SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares, each consisting of one or more series including: Class N-Series 1 Shares (Trust Shares), Class N-Series 2 Shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares) -Asset Allocation Fund; Class I-Series 1 Shares (Trust Shares) and Class I-Series 2 Shares (Retail A Shares) -Equity Income Fund; Class U-Series 1 Shares (Trust Shares), Class U-Series 2 Shares (Retail A Shares) and Class U-Series 3 Shares (Retail B Shares)-Growth and Income Fund; Class C Shares (Trust Shares), Class C-Special Series 1 Shares (Retail A Shares) and Class C-Special Series 2 Shares (Retail B Shares)-Equity Value Fund; Class H-Series 1 Shares (Trust Shares), Class H-Series 2 Shares (Retail A Shares) and Class H-Series 3 Shares (Retail B Shares)-Equity Growth Fund; Class X-Series 1 Shares (Trust Shares) and Class X-Series 2 Shares (Retail A Shares)-Small Cap Value Fund; Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares) - Small Company Equity Fund; and Class G-Series 1 Shares (Trust Shares) and Class G-Series 2 Shares (Retail A Shares) - International Equity Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1997 were as follows:

                                      PURCHASES                          SALES
                            ----------------------------    ------------------------------
FUND                        U.S. Government     Other       U.S. Government       Other
-----                        --------------- ------------    ---------------- ------------
Asset Allocation ........    $ 21,977,910    $ 58,624,008     $ 11,610,227    $ 33,487,439
Equity Income ...........              --       6,511,690               --       6,904,323
Growth and Income .......              --     183,553,121               --     145,119,404
Equity Value ............              --     143,029,154               --     144,539,194
Equity Growth ...........              --     249,637,065               --     229,660,140
Small Cap Value .........              --      27,568,462               --      43,712,009
Small Company Equity ....              --     170,773,460               --      93,459,828
International Equity ....              --      57,584,521               --      33,561,191

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at April 30, 1997 for each Fund is as follows:

FUND                       APPRECIATION   (DEPRECIATION)        NET           COST
-----                      ------------   -------------    ------------  ------------
Asset Allocation ........  $ 45,986,987   $ (2,531,084)    $ 43,455,903   $ 261,582,815
Equity Income ...........    62,764,630     (1,670,551)      61,094,079     195,047,445
Growth and Income .......    53,618,120     (6,177,341)      47,440,779     302,541,408
Equity Value ............    59,709,161     (7,248,883)      52,460,278     310,188,496
Equity Growth ...........   239,459,536    (13,468,598)     225,990,938     620,542,512
Small Cap Value .........    39,537,627    (16,431,400)      23,106,227     146,452,332
Small Company Equity ....    35,799,137    (58,300,129)     (22,500,992)    335,387,115
International Equity ....    47,606,807    (23,061,097)      24,545,710     236,112,171

7. FOREIGN SECURITIES

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. ACQUISITION OF SHAWMUT FUNDS

  At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Growth Equity Fund were transferred to the Galaxy Equity Growth Fund in exchange for shares of the Galaxy Equity Growth Fund. In addition, all of the assets and liabilities of the Shawmut Growth and Income Equity Fund and the Shawmut Small Capitalization Equity Fund were transferred to the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Growth and Income Fund and the Galaxy Small Cap Value Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Growth Equity Fund were exchanged for 578,307 Retail A Shares and 1,090,562 Trust Shares, respectively, of the Galaxy Equity Growth Fund, the net assets attributable to the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund were exchanged for 4,539,659 Retail A and 15,827,841 Trust Shares of the Galaxy Growth and Income Fund and the net assets attributable to Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund were exchanged for 2,337,814 Retail A and 10,259,304 Trust Shares of the Galaxy Small Cap Value Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995, following the approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and unrealized Appreciation associated with the transaction:

                                                  Before Acquisition             After Acquisition
                                             ---------------------------         -----------------
                                                Galaxy         Shawmut                 Galaxy
                                                Equity          Growth                 Equity
                                                Growth          Equity                 Growth
                                             ------------   ------------         -----------------
Net Assets .............................     $ 541,014,789  $ 29,513,366           $ 570,528,155
Shares outstanding .....................        30,602,041     2,442,515              32,270,910
Retail A (Investment) and Trust
 Net Asset Value, per share ............     $       17.68  $      12.08           $       17.68
Unrealized Appreciation ................     $ 165,620,815  $  4,373,967


                                                  Before Acquisition             After Acquisition
                                             ---------------------------         -----------------
                                                Galaxy         Shawmut                 Galaxy
                                                Growth        Growth and               Growth
                                              and Income    Income Equity            and Income
                                             ------------   -------------        -----------------
Net Assets ..............................       $ 10.00     $247,375,548           $ 247,375,558
Shares outstanding ......................          1.00       20,367,500              20,367,501
Retail A (Investment)
 Net Asset Value, per share .............       $ 10.00     $      12.14           $       12.14
Trust Net Asset Value, per share ........       $ 10.00     $      12.15           $       12.15
Unrealized Appreciation .................            --     $ 36,544,615


                                                  Before Acquisition             After Acquisition
                                             ---------------------------         -----------------
                                               Galaxy      Shawmut Small               Galaxy
                                             Small Cap     Capitalization             Small Cap
                                               Value           Equity                   Value
                                            ------------    ------------         ----------------
Net Assets ..............................       $ 10.00     $ 154,893,661          $ 154,893,671
Shares outstanding ......................          1.00        12,597,118             12,597,119
Retail A (Investment)
 Net Asset Value, per share .............       $ 10.00     $       12.31          $       12.31
Trust Net Asset Value, per share ........       $ 10.00     $       12.29          $       12.29
Unrealized Appreciation .................           --      $  25,218,968

9.  IMPOSITION OF FRONT-END SALES LOAD

  Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available in certain circumstances. No sales charge will be assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors, Inc. or its affiliates before December 1, 1995.

                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.


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                   This report was printed on recycled paper.

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                  4400 Computer Drive                          BULK RATE
 GALAXY           Box 5108                                     U.S. POSTAGE PAID
  FUNDS           Westborough, MA 01581-5108                   PERMIT NO. 105
---------------                                                N. READING, MA
                                                               ----------------






FN-085 (6/97) Date of first use 7/1/97